UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

January 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Tradewinds Emerging Markets Fund	NTEAX	—	NTECX	NTERX	NTEIX
Nuveen Tradewinds Global All-Cap Fund	NWGAX	NWGBX	NWGCX	NGARX	NWGRX
Nuveen Tradewinds Global All-Cap Plus Fund	NPTAX	—	NPTCX	NTPRX	NPTIX
Nuveen Tradewinds Global Flexible Allocation Fund	NGEAX	—	NGFCX	NGFRX	NGGIX
Nuveen Tradewinds Global Resources Fund	NTGAX	—	NTGCX	NTGQX	NTRGX
Nuveen Tradewinds International Value Fund	NAIGX	NBIGX	NCIGX	NTITX	NGRRX
Nuveen Tradewinds Japan Fund	NTJAX	—	NTJCX	NTJRX	NTJIX
Nuveen Tradewinds Small-Cap Opportunities Fund	NTSAX	—	NTSCX	NTSRX	NTSIX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 22, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

All of these Funds feature portfolio management by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments (“Tradewinds”). Emily Alejos, CFA, and Michael Hart, CFA, are the portfolio managers for the Emerging Markets Fund. Dave Iben is the portfolio manager for the Global All-Cap Fund and Global All-Cap Plus Fund. Dave, Isabel Satra and Michael Hart manage the Global Flexible Allocation Fund. Dave, Alberto Jimenez Crespo, CFA, and Gregory Padilla, CFA, manage the Global Resources Fund. Peter Boardman and Alberto manage the International Value Fund. Peter also manages the Japan Fund. Andrew Thelen manages the Small Cap Opportunities Fund.

After the end of the reporting period, Tradewinds announced that Dave Iben, Co-President and Chief Investment Officer of Tradewinds, has decided to leave the firm during the second calendar quarter. Emily Alejos and Drew Thelen have assumed investment leadership and oversight responsibilities, now serving as Co-Chief Investment Officers for Tradewinds. As integral members of the Tradewinds investment team, Emily and Drew have worked together for more than five years. Each brings significant investment experience to the next stage of Tradewinds’ development.

In addition, effective April 1, the following portfolio manager changes will take place: for the Global All-Cap Fund, Emily and Drew will become portfolio managers, replacing Dave; for the Global Flexible Allocation Fund, Ariane Mahler will join Michael Hart as a portfolio manager and Dave and Isabel Satra will no longer serve as portfolio managers; for the International Value Fund, Alberto Jimenez Crespo will no longer serve as portfolio manager, leaving Peter Boardman as the sole portfolio manager of the Fund; and for the Value Opportunities Fund, Joann Barry and Rowe Michels will become portfolio managers, replacing Dave. For the Global Resources Fund, Dave, Alberto Jimenez Crespo and Gregory Padilla will depart from Tradewinds in the latter part of the second calendar quarter, but they will continue to manage the Fund until further notice. New portfolio managers for the Fund will be appointed prior to their departure, and shareholders of the Fund will be notified when the new portfolio managers have been appointed. There have been no portfolio management changes to the Emerging Markets Fund, the Small-Cap Opportunities Fund and the Japan Fund. There have been no changes in any of the Funds’ investment objectives or policies.

The Global All-Cap Plus Fund announced on March 22, 2012, that the Fund will be liquidated effective May 23, 2012.

In the following discussion, the current portfolio managers discuss their management strategies and the performance of the Funds during the six-month period ended January 31, 2012.

Nuveen Investments	5

How did the Funds perform during the six-month period ended January 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year, ten-year and since inception periods ended January 31, 2012. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market indexes and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report. It should be noted that over this period we thought that cash was generally a poor harbor for capital due to the dangers of dilution. As a result, we worked to remain as fully invested as practical.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Fund’s Class A Shares at net asset value underperformed both the comparative index and the Lipper classification average for the six-month period ending January 31, 2012.

The Fund seeks to provide long-term capital appreciation by investing in emerging market companies, selected using a disciplined, value-oriented process. Under normal market conditions, at least 80% of the Fund’s net assets are invested in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

During the reporting period, the Fund’s return was mainly hindered by its holdings in the health care and consumer discretionary sectors. The Fund’s holdings outperformed in the materials and industrials sectors. The Fund was significantly overweight versus the benchmark in health care and utilities and underweight in industrials and information technology. Brazil, Canada and Russia were the three largest country weights.

The Fund’s worst performing sector on an absolute basis was financials, although Sberbank of Russia was the Fund’s top contributor to performance for the period. Sberbank is the dominant financial institution in Russia, with over 20,000 retail branches and aggregated retail deposits representing over 45% of the entire Russian banking system. The Bank recently made two impressive acquisitions at reasonable prices, highlighting the continued discipline and acumen of the Bank’s management team.

After a substantial third quarter run to more than $1,900 per ounce, the spot price of gold was weak over the last few months of 2011 before picking up steam during January 2012, rising substantially during the month. Against this backdrop, the Fund’s materials sector holdings produced the greatest outperformance against the benchmark and AngloGold Ashanti Ltd., a global gold producer based in South Africa with operations and exploration programs around the world, was a lead performer. The weakening of the South African rand was positive for the company, accentuating the rise in gold price for the South African company. Other positive triggers for the company included margin growth, increased free cash flow and the announcement of an enhanced dividend policy — moving from semi-annual to quarterly payments.

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There was a distinct difference between the performance of U.S. and international equities over 2011, with the former remaining relatively flat and the latter experiencing declines in what turned out to be a net “risk-off” year. We saw a particularly clear divergence between domestic and international telecommunication and utilities firms. However, another top contributor to Fund performance, Huaneng Power International, Inc., an operator and developer of large-scale coal-fired power plants, was an exception. Huaneng is the largest of China’s five independent power producers and one of the largest in the world. The company outperformed the global utilities index during the period on expectations that the Chinese government would grant higher tariffs and more regular increases than have prevailed over the last several years.

Relative to the MSCI Emerging Markets index, the worst performing countries included the Fund’s Mexican holdings, and Cemex S.A.B. de C.V., one of the leading companies in the global cement and aggregates industry, was the worst detractor during the period. The slow pace of the economic recovery in the developed markets in which Cemex operates led to the underperformance of its shares. During the period, the Fund sold out of its position in Cemex in favor of other companies with what we thought were better risk/reward profiles.

The Fund’s consumer staples holdings underperformed on a relative basis and REI Agro Ltd. was a significant detractor. Headquartered in India, REI Agro Ltd. is the world’s largest basmati rice processing company, involved in many stages of the production process from the purchase of the rice paddy through the product branding. The stock has come under significant pressure in the latter half of 2011 primarily because there was a large seller in the market and the company is highly levered and exposed to high local interest rates in India. Indian central bank policies have proven unhelpful as interest rates remained high throughout all of 2011. Expectations are for rates to come down in 2012, but we believe that this is not being priced in by the market.

NII Holdings, Inc., a wireless communication provider with principal operations in Mexico, Brazil, Argentina, Peru and Chile, also was a significant underperformer in the Fund. The company lowered revenue guidance and incurred higher customer acquisition costs. NII is going through a re-branding operation as 3G technology is being rolled out across Latin America. We remain positive about the company’s prospects and find current valuations very attractive.

Nuveen Tradewinds Global All-Cap Fund

The Fund’s Class A Shares at net asset value outperformed its Lipper classification average benchmark, but underperformed the MSCI All Country World Index for the six-month period ended January 31, 2012.

Over this reporting period, the Fund continued to pursue its investment strategy of seeking long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity

Nuveen Investments	7

securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

The Fund’s underperformance versus the MSCI All Country World Index during the period was most attributable to the Fund’s overexposure to and stock selection in the utilities and energy sectors. The Fund’s return was most aided by overexposure to and stock selection in the materials sectors, holdings in the consumer staples sector, and the Fund’s cash balance, which is a residual of our investment process.

The period’s top absolute contributor to performance was Western Digital Corp., one of the largest computer hard disk drive manufacturers in the world. The stock rallied in November after the European Commission conditionally approved the company’s acquisition of Hitachi Global Storage Technology. The company’s stock rose further in January after it announced earnings guidance better than expected by the markets.

The Fund maintained its overweight exposure to the metals & mining industry, particularly gold stocks, which we believe are intrinsically undervalued relative to potential liquidation values. Newmont Mining Company, which develops mineral properties and produces gold globally, was a top performer during the period. The company released third quarter earnings that beat expectations and investors reacted positively to the news.

Consumer discretionary sector holding Wal-Mart Stores Incorporated, the world’s largest retailer, contributed positively to Fund’s performance. The stock price rallied partly due to the Investor Day held in October when the company provided sales, expenses and income guidance, and reiterated its history of providing earnings per share and annual dividend growth.

Electricite de France S.A. (EDF) is a French integrated energy company, the leading electricity producer in Europe and the largest nuclear plant operator in the world. The Fund’s holding in EDF suffered, in our opinion, due to three reasons: (1) concerns about the French government setting low tariffs for wholesale and retail electricity; (2) fears of additional capital expenditure due to the Fukushima accident; and (3) EDF having to purchase peak power at much higher prices as a result of the unusually dry spring weather in France. Federal Hydrogenerating, a Russian hydroelectricity company and the country’s largest power-generating producer, was another detractor from performance. We believe these stocks are among the least expensive nuclear and hydro power producers in the world and took advantage of weakness to increase the Fund’s positions.

Japan-based Sumitomo Mitsui Trust Holdings Incorporated, a financial institution engaged in the trust and banking business, also detracted from performance during the period. The underperformance was partially due to negative investor sentiment toward Japanese companies as a result of the tragic earthquake and tsunami in March 2011, and news that the company had lowered its profitability guidance for the year.

We believe our emphasis on undervalued companies with great franchises is particularly important in the current environment. We see discounted yet intrinsically valuable stocks as both a viable way to persist through troubled times and a chance to experience upside when the fundamental worth of such stocks finally does become more widely understood.

8	Nuveen Investments

The timing of this recognition is impossible to foretell in advance, and great patience is sometimes required to see a particular stock through to a full appreciation of its value. As disciplined long-term investors, though, we believe carefully built positions based on independent-minded research will generally be rewarded over a full investment cycle.

Nuveen Tradewinds Global All-Cap Plus Fund

The Fund’s Class A Shares at net asset value underperformed the Lipper classification average and the MSCI All Country World Index for the six-month period ending January 31, 2012.

Relative underperformance versus the MSCI All Country World Index was most attributable to the Fund’s overexposure to and stock selection in the utilities and energy sectors. The Fund’s return was most aided by overexposure to and stock selection in the materials sectors and holdings in the consumer staples sector. In absolute terms, both the Fund’s overall long and short equity positions detracted from performance for the period.

Looking at the Fund’s long equity positions, the period’s top absolute contributor to performance was Western Digital Corporation, one of the largest computer hard disk drive manufacturers in the world. The stock rallied in November after the European Commission conditionally approved the company’s acquisition of Hitachi Global Storage Technology. The company’s stock rose further in January after it announced earnings guidance better than expected by the markets.

The Fund maintained its overweight exposure to the metals and mining industry, particularly gold stocks, which we believe are intrinsically undervalued relative to potential liquidation values. Newmont Mining Company, which develops mineral properties and produces gold globally, was a top performer in the Fund. The company released third quarter earnings that beat expectations and investors reacted positively to the news.

Consumer discretionary sector holding Wal-Mart Stores Incorporated, the world’s largest retailer, contributed positively to Fund’s performance. The stock price rallied partly due to the Investor Day held in October when the company provided sales, expenses and income guidance, and reiterated its history of providing earnings per share and annual dividend growth.

Electricite de France S.A. (EDF) — a French integrated energy company, the leading electricity producer in Europe and the largest nuclear plant operator in the world — was the Fund’s largest detractor from absolute performance. The Fund’s long equity holding in EDF suffered, in our opinion, due to three reasons: (1) concerns about the French government setting low tariffs for wholesale and retail electricity; (2) fears of additional capital expenditures due to the Fukushima accident; and (3) EDF having to purchase peak power at much higher prices as a result of the unusually dry spring weather in France. Federal Hydrogenerating, a Russian hydroelectricity company and the country’s largest power-generating producer, was another detractor from performance. We believe these stocks are among the least expensive nuclear and hydro power producers in the world and took advantage of weakness to increase the Fund’s positions.

Japan-based Sumitomo Mitsui Trust Holdings Incorporated, a financial institution engaged in the trust and banking business, also detracted from performance during the

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period. The underperformance is partially attributed to negative investor sentiment toward Japanese companies as a result of the tragic earthquake and tsunami in March 2011, and news that the company had lowered its profitability guidance for the year.

The Fund’s short exposure is concentrated in several companies that we characterize as high momentum growth companies that we believe are outrageously overvalued. Among this group, specialty coffee and coffee maker Green Mountain Coffee Roasters Incorporated contributed most to absolute performance, however, its gains were more than offset by the positions in retail bakery Panera Bread Company (Class A) and fastener distributor Fastenal Company.

We believe our emphasis on undervalued companies with great franchises is particularly important in the current environment. We see discounted yet intrinsically valuable stocks as both a viable way to persist through troubled times and a chance to experience upside when the fundamental worth of such stocks finally does become more widely understood. The timing of this recognition is impossible to foretell in advance, and great patience is sometimes required to see a particular stock through to a full appreciation of its value. As disciplined long-term investors, though, we believe carefully built positions based on independent-minded research will generally be rewarded over a full investment cycle.

Nuveen Tradewinds Global Flexible Allocation Fund

The Fund’s Class A Shares at net asset value underperformed the MSCI ACWI (All Country World Index), the Custom Index and the Lipper classification average for the six-month period ended January 31, 2012.

The Fund invests primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities, and opportunistically uses leverage, primarily via writing (selling) options and shorting equities. Our basic investment philosophy continues to be to search for good or improving business franchises around the globe whose securities are selling at a price that we believe is below their intrinsic value.

Compared with the Custom Index, the Fund’s relative outperformance in the long materials sector holdings was outweighed by its underperformance in long energy sector equity holdings and the fixed income asset class. The Fund maintained its overweight long exposure in the metals and mining industry, particularly gold stocks, which we believe are intrinsically undervalued relative to potential liquidation values, and maintained an underweight exposure in the fixed income asset class. We wrote covered calls on selected long equity positions with the objective of enhancing yield and expected total return.

Looking at the Fund’s long equity positions, on an absolute basis, the consumer staples sector outperformed, with the world’s largest retailer, Wal-Mart Stores Incorporated, also being the Fund’s top contributor to performance. Another significant positive contributor to performance for the period was our long equity position in gold and copper miner and developer Newmont Mining Company.

Electricite de France S.A. (EDF) — a French integrated energy company, the leading electricity producer in Europe and the largest nuclear plant operator in the world — was the Fund’s largest detractor from absolute performance. The Fund’s long equity holding

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in EDF suffered, in our opinion, due to three reasons: (1) concerns about the French government setting low tariffs for wholesale and retail electricity; (2) fears of additional capital expenditures due to the Fukushima accident; and (3) EDF having to purchase peak power at much higher prices as a result of the unusually dry spring weather in France. Companies in the business of producing energy commodities, such as oil and natural gas explorers Chesapeake Energy Corporation and Nexen Incorporated, notably detracted from returns as well. They declined along with other commodity producers when rattled investors retreated from many commodities.

The Fund’s fixed income positions consisted of corporate and interest-only mortgage-backed debt. During the period, the Fund’s corporate bonds contributed positively to performance, however the mortgage-backed positions seemed to suffer over concerns of unscheduled return of principal, which resulted in underperformance of this asset group. With spreads tightening considerably since March 2009, it continues to be difficult to find value opportunities in this asset class, yet we continue to search for opportunities, and are finding developing markets particularly interesting.

The Fund’s short equity exposure also contributed positively to the Fund’s performance and is concentrated in several companies that we characterize as high momentum growth companies that we believe are outrageously overvalued. Among this group, specialty coffee and coffee maker Green Mountain Coffee Roasters Incorporated contributed most to positive absolute performance, while retail bakery Panera Bread Company (Class A) detracted most from performance. Our covered call writing strategy also contributed positively to the Fund’s performance.

We believe our emphasis on undervalued companies with great franchises is particularly important in the current environment. We see most bonds as highly questionable investments presently. As we have discussed in the past, we think current low bond yields do not adequately compensate investors for underlying risk. We see discounted yet intrinsically valuable stocks as both a suitable way to persist through troubled times and a chance to experience upside when the fundamental worth of such stocks finally does become more widely understood. The timing of this recognition is impossible to foretell in advance, and great patience is sometimes required to see a particular security through to a full appreciation of its value. As disciplined long-term investors, though, we believe carefully built positions based on independent-minded research will generally be rewarded over a full investment cycle.

Nuveen Tradewinds Global Resources Fund

The Fund’s Class A Shares at net asset value underperformed the MSCI All Country World Index and the Custom Index, but outperformed the Lipper classification average for the six-month period ending January 31, 2012.

The Fund seeks to provide long-term capital appreciation by investing in a global portfolio of securities focused on global energy and natural resource companies and companies in associated businesses, as well as utilities. Under normal market conditions, the Fund invests at least 80% of its net assets in these companies. In addition, under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. equity securities, and the Fund may invest up to 40% of its net assets in equity securities

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of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

During the reporting period, several positions contributed positively to performance, including Agco Corporation. The company is a leading manufacturer and distributor of professional farm equipment throughout the world. We believe it is well-positioned to grow from substantial global demand for food, feed and fuel production. Agco’s valuation became compelling as the stock traded at a 25% discount to what we thought was its intrinsic value while continuing to generate good fundamentals as it benefits from the continued demand from farm mechanization. This company was a new purchase during the reporting period. We added to the position, later trimmed it, and eventually sold it before the end of the reporting period as it became more fully valued in our opinion.

We took advantage of the fears of a global economic slowdown during the reporting period to add shares in existing names and to take several new positions. Freeport-McMoRan Copper & Gold is the largest publicly traded copper and molybdenum producer. The company controls an Indonesian mine named Grasberg, which is the largest gold mine and number one copper mine in terms of reserves. In addition, they commissioned Tenke, a new mine in Democratic Republic of Congo. With control of two world-class assets, the company also does not have debt payments until 2015 and remains well-capitalized. We took advantage of market fears of the global economic slowdown in the later part of the year to buy shares at what we thought was an attractive valuation.

Several positions contributed to our underperformance, including Kinross Gold Corporation, which explores, develops, and operates gold mines in the U.S., Russia, Africa and other places worldwide. The company was one of our worst names during the reporting period due to years of write-down of goodwill from the recent acquisition of Red Back. However, the stock price went down to 2006 levels when gold was at $600/oz. We thought the risk-reward opportunities were compelling, and we increased our weight in this name throughout the reporting period.

Also negatively impacting performance was Chesapeake, the second largest producer of natural gas in the U.S. and the largest producer of shale gas in the world. During the reporting period, the duration of historically low natural gas prices and lack of hedging protection exposed the company to some risk. There also was a significant amount of senior claims on assets. Despite these risks, we feel this company is attractively valued and owns one of the best shale assets in North America; as a result, we added to this name throughout the reporting period.

Lastly, Eastern Platinum is a company involved with mining and developing platinum deposits located in South Africa. The company faced challenges in 2011 not only because platinum prices decreased, but also labor unrest translated into a loss of production. However, we think the company is well-capitalized to fund an expansion. Throughout the reporting period, we added to this name.

Nuveen Tradewinds International Value Fund

The Fund’s Class A Shares at net asset value, while posting a negative return, outperformed the MSCI EAFE Index and the Lipper classification average for the six-month period ended January 31, 2012.

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Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

During the reporting period, industrial companies were the primary detractors of returns on a sector basis. The Fund’s overall position in Japanese companies also was a notable detractor. Appreciation in select pharmaceutical companies positively contributed to absolute performance, as did select individual holdings. Results were further pressured as the U.S. dollar generally strengthened over the period, which hurt the performance of some foreign companies.

Industrials were one of the Fund’s larger sector allocations. Given its relative weight and overall performance, which were comparable to that of the MSCI EAFE index, it was the Fund’s largest detractor from absolute results. Engaged in the manufacturing and sale of steel products and industrial machinery, Japan Steel Works produces pressure vessels used in nuclear reactors and benefited from some improving sentiment of the nuclear power industry.

Japan has been battered by natural disasters, nuclear plant worries and export-dampening yen strength during the year. Starting in late July, the country was additionally burdened by the challenge of historic Thai floods, as Japan is Thailand’s major foreign investor. In a reflection of increasing global interconnectivity, Japan’s technology and industrial sectors were impacted by extensive factory flooding and worker displacement in Thailand. Japanese insurance companies also had exposure to flood claims, with over $10 billion in net insured losses. The cumulative effect of Japan’s many headwinds through the period caused it to be less of a relative sanctuary than may have otherwise been expected, but we still believe that the country contains many strong businesses priced at some of the greatest discounts available today.

Of the Fund’s pharmaceutical holdings, GlaxoSmithKline PLC and AstraZeneca PLC, both based in the United Kingdom, posted modest returns during the period. Given overall market declines, their small positive results were sufficient for them to be ranked as some of the Fund’s largest individual contributors to results on an absolute basis.

Additions to the Fund during the period include Alstom SA, Embraer SA, Marine Harvest ASA and Talisman Energy. Talisman Energy was added to the portfolio as a replacement for Royal Dutch Shell PLC and Statoil ASA, which were eliminated from the portfolio. Distribuidora Internacional de Alimentacion S.A., a spinoff from the Fund’s Carrefour position, was also eliminated from the portfolio during the period, along with Kao Corporation.

Nuveen Tradewinds Japan Fund

The Fund’s Class A Shares at net asset value, while posting a negative return, outperformed the MSCI Japan Index and Lipper classification average for the six-month period ended January 31,2012.

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The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities that we believe are misperceived by the market.

Japanese equities declined broadly on an absolute basis during the period. The Japanese market paralleled many other world markets in taking a decidedly negative turn starting in late July, a result of the global echoes of U.S. political wrangling over the debt ceiling. Standard & Poor’s (S&P) cut its rating of U.S. long-term creditworthiness to AA+ in early August, and lacking a clear model to contextualize the historically unprecedented move, many markets, including Japan, settled into a wide channel of volatility. Japan also had to contend with historic flooding in Thailand. As Thailand’s major foreign investor, Japan’s technology and industrial sectors were hampered by extensive factory flooding and worker displacement. Japanese insurance companies also had exposure to flood claims, with over $10 billion in net insured losses. On a relative basis, however, Japanese equities declined less than equity markets impacted by European sovereign debt concerns, with Europe taking on the role of attracting negative global sentiment.

Not surprisingly, the Fund’s overall technology and financial positions were among the larger detractors to absolute results. Modest positive results in the portfolio’s health care and telecommunications allocations, typically thought of as more defensive sectors of investment, were on the other end of the portfolio’s spectrum of return.

Information technology companies drove negative absolute performance for the period, with detraction led by imaging firm Fujifilm and videogame maker Nintendo. Each was affected by the export-dampening effects of a strong yen. We believe the earnings potential of both companies has been overlooked, however, as we think both generate stable revenue and have substantial growth opportunities. Accordingly, we added to our positions in both companies on their recently more attractive pricing.

Financial companies experienced several difficulties during the period. MS&AD Insurance Group Holdings Inc. was particularly hard hit by Thai flood claims, with net losses estimated at 130 billion yen, the highest of its peers. While this has hurt earnings, catastrophe insurance pricing is typically quite strong after major disasters, balancing out some of the company’s impact.

The Fund’s exposure to health care companies, predominantly represented by pharmaceutical firms, produced a range of returns but posted positive overall results. The Fund’s only non-pharmaceutical oriented health care holding, Paramount Bed Company, Japan’s largest maker of medical and nursing care beds, was eliminated from the Fund in order to pursue what we thought were more favorable risk reward opportunities.

The relatively small portion of the portfolio held in telecommunications companies posted slightly positive returns. Given overall market declines, telecommunications’ small positive results were sufficient to have the sector be the Fund’s second largest contributor to results on an absolute basis.

14	Nuveen Investments

Amada Company Limited was added to the Fund during the period. Together with its subsidiaries, the company engages in the manufacture, sale, leasing, repair, maintenance, checking, and inspection of metalworking machinery and devices. Amada is one of the top manufacturers of sheet metal processing equipment in the world. We initiated a position in the company with the perspective that Amada’s strong balance sheet provided for further accretive opportunities in what is an already dominant firm in its industry.

Nuveen Tradewinds Small-Cap Opportunities Fund

The Fund’s Class A Shares at net asset value outperformed its Lipper classification average, but underperformed the MSCI AC World Small Cap Index for the period since its inception on September 22, 2011 through January 31, 2012.

The Fund seeks long-term capital appreciation using a disciplined, value-oriented process to invest primarily in equity securities of both U.S. and non-U.S. small market capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with market capitalizations between $100 million and $3 billion at the time of purchase. The Fund may invest up to 75% of its net assets in non-U.S. equity securities, including up to 25% of its net assets in equity securities of companies located in emerging market countries.

Over this initial period, the Fund realized positive returns from every sector on an absolute basis. Relative to the MSCI Index, the Fund’s return was mainly hindered by the financials, consumer discretionary and health care sectors, and it outperformed in the industrials, energy and materials sectors. The Fund was significantly overweight versus the MSCI index in the consumer staples, materials and energy sectors and underweight in the financials, industrials, consumer discretionary and information technology sectors. The Fund’s United States and Canadian holdings were the two largest country weights.

Materials represented the Fund’s top performing sector for the period on an absolute basis and Georgia Gulf Corp., primarily a producer of chlorovinyls as well as aromatics and building products, was the top individual performer for the period. Westlake Chemical attempted a hostile bid for the company, which sharply increased Georgia Gulf’s stock price. Thereafter, the stock traded above the hostile bid price for the rest of the period.

The Fund’s energy sector was an outperformer on an absolute basis and on a relative basis against the index. Two of the Fund’s top performers for the period are key players in this space. Bankers Petroleum Ltd., a Canadian-based oil and gas exploration and production company, is extremely sensitive to oil prices and the increase in share price was assisted by the rise in crude oil prices over the period. The company grew its reserves base significantly year over year. Bankers also regained credibility after missing production targets in early 2011. Goodrich Petroleum, an independent exploration and production company focused on natural gas in Texas and Louisiana, was another top performer for the period.

A detractor to performance was Orascom Development Holdings, a developer of tourist resorts in the Middle East, Europe and North Africa. Political and economic instability in Egypt and overall weakness of the real estate sector also contributed to the decline in price. However, we still find value in this name. As political stability returns to Egypt and

Nuveen Investments	15

Oman, the company will benefit from a recovery in tourism and property development. Moreover, the company has been successful expanding its developments outside of the Middle East, such as in Switzerland, which should help drive future cash flow and reduce political risks.

Although the materials sector was a top performing sector, two names in the sector were underperformers. Silver Standard Resources, a company focusing on the acquisition, exploration and development of silver-dominant projects, incurred disappointing production results from its mine in Argentina. Despite the decline in price, we believe the company is well positioned for the future. Another underperformer for the period was Chugoku Marine Paint. Chugoku’s stock price was weak as demand in two of their end markets, shipbuilding and new shipping containers, softened. The company experienced a weak third quarter due to falling demand and higher raw material prices (primarily oil related). We believe the company continues to represent good value as they are a global leader in marine paints, and have good exposure to the growing Chinese marine refinish market. The stock trades at a discount to tangible book value.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Funds, are subject to market risk, common stock risk, preferred security risk, concentration risk, and smaller company risk. The value of a Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

In addition, the Tradewinds Global All Cap Plus Fund and the Tradewinds Global Flexible Allocation Fund engage in short selling as a strategy. Short sales involve the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. Short selling is considered “leverage” and may magnify gains or losses for the Fund. The use of long and short positions does not limit the Fund’s exposure to market volatility and other risks. Short selling theoretically involves unlimited loss potential since the market price of a security sold short may continuously increase.

The Global Flexible Allocation fund also invests in debt or fixed income securities that are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to heightened credit risk, liquidity risk and potential for default.”

16	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper classification return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tradewinds Emerging Markets Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-14.42%	-19.30%	22.65%
Class A Shares at maximum Offering Price	-19.34%	-23.94%	20.32%
MSCI Emerging Markets Index***	-9.56%	-6.64%	24.36%
Lipper Emerging Markets Funds Classification Average***	-11.45%	-9.19%	22.56%

Class C Shares	-14.77%	-19.90%	21.73%
Class R3 Shares	-14.53%	-19.51%	22.32%
Class I Shares	-14.32%	-19.09%	22.96%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-23.50%	-28.57%	19.60%
Class A Shares at maximum Offering Price	-27.90%	-32.67%	17.26%
Class C Shares	-23.79%	-29.10%	18.70%
Class R3 Shares	-23.60%	-28.75%	19.27%
Class I Shares	-23.38%	-28.39%	19.89%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.85%	1.83%
Class C Shares	2.60%	2.58%
Class R3 Shares	2.22%	2.08%
Class I Shares	1.61%	1.58%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.60% (1.85% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 12/29/08.

***	Refer to the Glossary of Terms Used in this Report for definitions.

18	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	-4.94%	-2.79%	8.03%	9.98%
Class A Shares at maximum Offering Price	-10.40%	-8.38%	6.76%	8.87%
MSCI All Country World Index (ACWI)***	-4.80%	-3.47%	-1.01%	1.52%
Lipper Global Multi-Cap Value Funds Classification Average***	-5.15%	-4.91%	-0.35%	2.29%

Class B Shares w/o CDSC	-5.29%	-3.49%	7.21%	9.16%
Class B Shares w/CDSC	-9.71%	-7.09%	7.06%	9.05%
Class C Shares	-5.31%	-3.52%	7.22%	9.18%
Class R3 Shares	-5.05%	-3.03%	7.72%	9.68%
Class I Shares	-4.81%	-2.52%	8.27%	10.24%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	-10.50%	-9.61%	6.73%	8.79%
Class A Shares at maximum Offering Price	-15.64%	-14.80%	5.47%	7.68%
Class B Shares w/o CDSC	-10.82%	-10.27%	5.93%	7.97%
Class B Shares w/CDSC	-14.98%	-13.61%	5.77%	7.85%
Class C Shares	-10.84%	-10.28%	5.94%	7.99%
Class R3 Shares	-10.60%	-9.87%	6.43%	8.49%
Class I Shares	-10.41%	-9.40%	6.97%	9.04%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.24%
Class B Shares	1.99%
Class C Shares	1.99%
Class R3 Shares	1.49%
Class I Shares	0.99%

*	Six-month returns are cumulative, all other returns are annualized.

**	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper category average, are from 3/28/06. Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tradewinds Global All-Cap Plus Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-7.69%	-13.42%	18.02%
Class A Shares at maximum Offering Price	-13.00%	-18.40%	15.78%
MSCI All Country World Index (ACWI)***	-4.80%	-3.47%	13.89%
Lipper Long/Short Equity Funds Classification Average***	-1.28%	-1.37%	9.91%

Class C Shares	-8.03%	-14.03%	17.15%
Class R3 Shares	-7.79%	-13.61%	17.72%
Class I Shares	-7.56%	-13.18%	18.33%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A at NAV	-12.08%	-17.35%	16.42%
Class A Shares at maximum Offering Price	-17.14%	-22.10%	14.15%
Class C Shares	-12.42%	-17.97%	15.55%
Class R3 Shares	-12.17%	-17.52%	16.13%
Class I Shares	-11.95%	-17.13%	16.72%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	2.16%	2.07%
Class C Shares	2.90%	2.82%
Class R3 Shares	2.65%	2.31%
Class I Shares	1.93%	1.82%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividend expenses on securities sold short, enhanced custody expenses and extraordinary expenses) do not exceed 1.45% (1.85% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 12/30/08.

***	Refer to the Glossary of Terms Used in this Report for definitions.

20	Nuveen Investments

Nuveen Tradewinds Global Flexible Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-4.82%	-10.44%	0.28%
Class A Shares at maximum Offering Price	-10.29%	-15.59%	-3.18%
MSCI All Country World Index (ACWI)***	-4.80%	-3.47%	13.89%
Custom Index***	-2.79%	-0.87%	10.01%
Lipper Global Flexible Portfolio Funds Classification Average***	-3.97%	-1.87%	7.14%

Class C Shares	-5.16%	-11.11%	-0.48%
Class R3 Shares	-4.89%	-10.64%	0.03%
Class I Shares	-4.69%	-10.20%	0.53%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-9.34%	-13.97%	-2.28%
Class A Shares at maximum Offering Price	-14.55%	-18.92%	-5.83%
Class C Shares	-9.67%	-14.65%	-3.02%
Class R3 Shares	-9.45%	-14.20%	-2.53%
Class I Shares	-9.18%	-13.74%	-2.03%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	6.00%	1.70%
Class C Shares	7.52%	2.47%
Class R3 Shares	8.55%	2.02%
Class I Shares	5.54%	1.46%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities dividends on securities sold short, prime broker expense and extraordinary expenses) do not exceed 1.15% (1.40% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 5/27/10.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tradewinds Global Resources Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	-10.37%	-13.99%	5.68%	5.95%
Class A Shares at maximum Offering Price	-15.53%	-18.92%	4.43%	4.73%
MSCI All Country World Index (ACWI)***	-4.80%*	-3.47%	-1.01%	-0.75%
Custom Index***	-9.14%*	-7.42%	2.99%	3.16%
Lipper Global Natural Resourses Funds Classification Average***	-12.57%*	-12.49%	2.80%	2.26%

Class C Shares	-10.71%	-14.61%	4.89%	5.15%
Class R3 Shares	-10.44%	-14.19%	5.39%	5.66%
Class I Shares	-10.24%	-13.75%	5.93%	6.20%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	-17.69%	-22.89%	3.96%	3.98%
Class A Shares at maximum Offering Price	-22.43%	-27.32%	2.74%	2.76%
Class C Shares	-17.98%	-23.44%	3.18%	3.21%
Class R3 Shares	-17.77%	-23.08%	3.68%	3.70%
Class I Shares	-17.56%	-22.69%	4.21%	4.22%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.50%	1.48%
Class C Shares	2.25%	2.23%
Class R3 Shares	1.76%	1.73%
Class I Shares	1.24%	1.23%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.55% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A, C and I Shares, and for the comparative indexes and Lipper classification average, are from 12/15/06; Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09, returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

22	Nuveen Investments

Nuveen Tradewinds International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual**

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-9.99%	-11.55%	-1.24%	7.73%
Class A Shares at maximum Offering Price	-15.16%	-16.63%	-2.40%	7.09%
MSCI EAFE Index***	-10.42%	-9.59%	-3.85%	5.79%
Lipper International Multi-Cap Core Funds Classification Average***	-10.51%	-9.36%	-3.08%	6.39%

Class B Shares w/o CDSC	-10.32%	-12.20%	-1.97%	7.03%
Class B Shares w/ CDSC	-14.76%	-15.67%	-2.12%	7.03%
Class C Shares	-10.32%	-12.19%	-1.98%	6.88%
Class R3 Shares	-10.09%	-11.73%	-1.50%	7.40%
Class I Shares	-9.86%	-11.31%	-0.98%	7.95%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual**

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	-15.09%	-15.87%	-2.23%	6.81%
Class A Shares at maximum Offering Price	-19.98%	-20.71%	-3.38%	6.18%
Class B Shares w/o CDSC	-15.42%	-16.48%	-2.97%	6.12%
Class B Shares w/ CDSC	-19.61%	-19.78%	-3.12%	6.12%
Class C Shares	-15.42%	-16.50%	-2.97%	5.96%
Class R3 Shares	-15.17%	-16.08%	-2.50%	6.48%
Class I Shares	-14.98%	-15.63%	-1.98%	7.03%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.32%
Class B Shares	2.07%
Class C Shares	2.07%
Class R3 Shares	1.57%
Class I Shares	1.07%

*	Six-month returns are cumulative, all other returns annualized.

**	Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tradewinds Japan Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-7.78%	-6.87%	3.45%
Class A Shares at maximum Offering Price	-13.10%	-12.21%	1.49%
MSCI Japan Index***	-9.20%	-10.57%	3.07%
Lipper Japanese Funds Classification Average***	-7.82%	-6.61%	5.59%

Class C Shares	-8.15%	-7.55%	2.68%
Class R3 Shares	-7.92%	-7.08%	3.19%
Class I Shares	-7.65%	-6.61%	3.72%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A at NAV	-7.93%	-10.41%	2.58%
Class A at maximum Offering Price	-13.23%	-15.57%	0.58%
Class C Shares	-8.23%	-11.06%	1.82%
Class R3 Shares	-8.02%	-10.61%	2.33%
Class I Shares	-7.75%	-10.16%	2.85%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	3.04%	1.48%
Class C Shares	3.77%	2.23%
Class R3 Shares	3.32%	1.73%
Class I Shares	2.50%	1.23%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 12/29/08.

***	Refer to the Glossary of Terms Used in this Report for definitions.

24	Nuveen Investments

Nuveen Tradewinds Small-Cap Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012

Cumulative
Since Inception*
Class A Shares at NAV	14.00%
Class A Shares at maximum Offering Price	7.45%
MSCI AC (All Country) World Small Cap Index**	15.47%
Lipper Global Small/Mid-Cap Funds Classification Average**	12.57%

Class C Shares	13.70%
Class R3 Shares	13.90%
Class I Shares	14.10%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011

Cumulative

Since Inception*
Class A Shares at NAV	3.40%
Class A Shares at maximum Offering Price	-2.55%
Class C Shares	3.20%
Class R3 Shares	3.30%
Class I Shares	3.45%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.56%	1.50%
Class C Shares	2.31%	2.25%
Class R3 Shares	1.81%	1.75%
Class I Shares	1.31%	1.25%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 9/22/11.

**	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	25

Holding Summaries (Unaudited) as of January 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Tradewinds Emerging Markets Fund

Portfolio Allocation1

Country Allocation[1]
Brazil	12.2%
Russia	11.3%
Canada	9.1%
South Africa	8.0%
South Korea	7.4%
India	5.2%
Egypt	4.7%
Argentina	4.6%
Hong Kong	3.1%
Nigeria	3.0%
Indonesia	2.7%
Hungary	2.5%
United Arab Emirates	2.4%
Turkey	2.2%
Kenya	1.9%
Taiwan	1.7%
United States	1.6%
Australia	1.3%
Malaysia	1.3%
Mexico	1.2%
Slovenia	1.2%
Lebanon	1.2%
Jordan	1.1%
China	1.1%
Kazakhstan	1.0%
Belarus	0.8%
Switzerland	0.7%
Venezuela	0.7%
United Kingdom	0.6%
Saudi Arabia	0.6%
Ukraine	0.5%
Short-Term Investments[3]	3.1%

Portfolio Composition[1]
Metals & Mining	16.0%
Oil, Gas & Consumable Fuels	14.9%
Electric Utilities	8.9%
Commercial Banks	8.1%
Wireless Telecommunication Services	8.0%
Pharmaceuticals	6.2%
Capital Markets	5.2%
Food Products	4.9%
Diversified Telecommunication Services	4.3%
Household Durables	4.0%
Short-Term Investments	3.1%
Other	16.4%

Top Five Common Stock Holdings[2]
Gazprom OAO, GDR	3.8%
Federal Hydrogenerating, GDR	3.5%
Petrobras Petroleo Brasileiro, Sponsored ADR	3.4%
Eletrobras SA	3.3%
Gold Fields Limited, Sponsored ADR	3.2%

1	As a percentage of total investments as of January 31, 2012. Holdings are subject to change.

2	As a percentage of total common stocks as of January 31, 2012. Holdings are subject to change.

3	Denominated in United States currency.

26	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Portfolio Allocation1

Country Allocation[1]
United States	25.7%
Japan	18.0%
Canada	11.6%
France	5.5%
Russia	5.5%
South Korea	4.4%
South Africa	3.5%
Australia	2.8%
Italy	2.5%
Brazil	2.4%
Turkey	2.2%
Kazakhstan	2.2%
Norway	1.7%
Egypt	1.6%
Indonesia	1.5%
United Kingdom	1.5%
Finland	1.1%
Switzerland	1.1%
Greece	0.6%
Malaysia	0.5%
Lebanon	0.4%
Hungary	0.4%
Slovenia	0.4%
Hong Kong	0.3%
Thailand	0.3%
India	0.1%
China	—%
Short-Term Investments[3]	2.2%

Portfolio Composition[1]
Metals & Mining	17.6%
Oil, Gas & Consumable Fuels	12.0%
Electric Utilities	10.0%
Diversified Telecommunication Services	5.6%
Insurance	4.9%
Pharmaceuticals	3.7%
Wireless Telecommunication Services	3.6%
Aerospace & Defense	3.6%
Computers & Peripherals	3.0%
Capital Markets	2.9%
Road & Rail	2.6%
Specialty Retail	2.5%
Machinery	2.4%
Commercial Banks	2.1%
Software	2.0%
Short-Term Investments	2.2%
Other	19.3%

Top Five Common Stock Holdings[2]
Newmont Mining Corporation	4.4%
Barrick Gold Corporation	3.8%
Cameco Corporation	3.6%
Electricite de France S.A.	2.9%
Western Digital Corporation	2.8%

1	As a percentage of total investments as of January 31, 2012. Holdings are subject to change.

2	As a percentage of total common stocks as of January 31, 2012. Holdings are subject to change.

3	Denominated in United States currency.

Nuveen Investments	27

Holding Summaries (Unaudited) (continued) as of January 31, 2012

Nuveen Tradewinds Global All-Cap Plus Fund

Portfolio Allocation[1]
Common Stocks	129.2%
$25 Par (or similar) Preferred Securities	0.5%
Common Stocks Sold Short	(42.4)%
Other[2]	12.7%

Country Allocation[3]
United States	26.2%
Japan	17.5%
Canada	12.0%
France	5.1%
Russia	5.0%
South Africa	4.3%
South Korea	4.2%
Norway	3.6%
Brazil	3.4%
Italy	3.1%
Australia	2.8%
Turkey	2.1%
Kazakhstan	2.0%
Indonesia	1.8%
Egypt	1.5%
Switzerland	0.9%
Finland	0.8%
Hong Kong	0.8%
Hungary	0.7%
Greece	0.4%
Malaysia	0.4%
Slovenia	0.4%
Lebanon	0.4%
India	0.3%
Thailand	0.3%
China	—%

Portfolio Composition-Common Stocks[3]
Metals & Mining	17.8%
Oil, Gas & Consumable Fuels	13.5%
Electric Utilities	10.2%
Diversified Telecommunication Services	6.0%
Insurance	4.9%
Pharmaceuticals	4.6%
Wireless Telecommunication Services	3.9%
Aerospace & Defense	3.8%
Capital Markets	2.9%
Machinery	2.7%
Specialty Retail	2.4%
Road & Rail	2.3%
Computers & Peripherals	2.2%
Food Products	2.1%
Software	2.0%
Other	18.7%

Portfolio Composition-Common Stock Sold Short[5,6]
Hotels, Restaurants & Leisure	(36.0)%
Textiles, Apparel & Luxury Goods	(13.2)%
Specialty Retail	(11.5)%
Beverages	(9.0)%
Chemicals	(8.5)%
Trading Companies & Distributors	(7.7)%
Software	(5.0)%
Computers & Peripherals	(4.7)%
Internet & Catalog Retail	(4.4)%

Top Five Common Stock Holdings[4]
Newmont Mining Corporation	4.3%
Barrick Gold Corporation	3.7%
Cameco Corporation	3.6%
Electricite de France S.A.	2.9%
Eli Lilly and Company	2.7%

Top Five Common Stock Sold Short Holdings[5]
Chipotle Mexican Grill, Inc.	(15.1)%
Panera Bread Company	(11.9)%
Lululemon Athletica Inc.	(10.7)%
Monster Beverage Corporation	(9.0)%
Starbucks Corporation	(8.9)%

1	As a percentage of total net assets as of January 31, 2012. Holdings are subject to change.

2	Other assets less liabilities.

3	As a percentage of total investments (excluding common stocks sold short) as of January 31, 2012. Holdings are subject to change.

4	As a percentage of total common stocks as of January 31, 2012. Holdings are subject to change.

5	As a percentage of total common stocks sold short as of January 31, 2012. Holdings are subject to change.

6	86.8% of common stocks sold short are denominated in United States currency.

28	Nuveen Investments

Nuveen Tradewinds Global Flexible Allocation Fund

Portfolio Allocation[1]
Common Stocks	69.8%
Short-Term Investments	7.5%
Mortgage-Backed Securities	6.7%
Corporate Bonds	6.4%
Convertible Bonds	4.2%
Structured Notes	1.2%
Convertible Preferred Securities	1.1%
Warrants	—%
Common Stocks Sold Short	(30.2)%
Other[2]	33.3%

Country Allocation[3]
Canada	16.4%
United States	16.3%
South Africa	8.6%
France	8.1%
Japan	7.7%
Australia	3.8%
Russia	3.7%
Egypt	3.4%
Brazil	3.3%
Indonesia	2.4%
Italy	2.3%
Kazakhstan	2.1%
India	2.1%
South Korea	2.0%
Mexico	1.9%
Finland	1.9%
Venezuela	1.7%
Turkey	1.7%
Hong Kong	0.9%
Lebanon	0.6%
Malaysia	0.5%
Norway	0.5%
Switzerland	0.4%
Short-Term Investments[7]	7.7%

Portfolio Composition- Common Stocks[3]
Metals & Mining	20.8%
Oil, Gas & Consumable Fuels	16.6%
Electric Utilities	8.0%
Mortgage-Backed Securities	6.9%
Communications Equipment	5.2%
Diversified Telecommunication Services	5.0%
Construction Materials	4.4%
Aerospace & Defense	4.3%
Road & Rail	3.4%
Short-Term Investments	7.7%
Other	17.7%

Portfolio Composition- Common Stock Sold Short[5,6]
Hotels, Restaurants & Leisure	(53.0)%
Specialty Retail	(13.5)%
Beverages	(13.4)%
Chemicals	(9.0)%
Computers & Peripherals	(6.2)%
Software	(4.9)%

Top Five Common Stock Holdings[4]
Gold Fields Limited, Sponsored ADR	6.0%
Cameco Corporation	5.6%
Barrick Gold Corporation	5.5%
Newcrest Mining Limited	5.3%
Thales S.A.	4.8%

Top Five Common Stock Sold Short Holdings[5]
Chipotle Mexican Grill, Inc.	(22.3)%
Panera Bread Company	(19.6)%
Monster Beverage Corporation	(13.4)%
Starbucks Corporation	(11.1)%
Sigma-Aldrich Corporation	(9.0)%

1	As a percentage of total net assets as of January 31, 2012. Holdings are subject to change.

2	Other assets less liabilities.

3	As a percentage of total investments (excluding common stocks sold short and investments in derivatives) as of January 31, 2012. Holdings are subject to change.

4	As a percentage of total common stocks as of January 31, 2012. Holdings are subject to change.

5	As a percentage of total common stocks sold short as of January 31, 2012. Holdings are subject to change.

6	91.9% of common stocks sold short are denominated in United States currency.

7	Denominated in United States currency.

Nuveen Investments	29

Holding Summaries (Unaudited) (continued) as of January 31, 2012

Nuveen Tradewinds Global Resources Fund

Portfolio Allocation1

Country Allocation[1]
Canada	35.4%
United States	17.6%
Australia	9.9%
Russia	8.0%
South Africa	7.5%
France	3.4%
Brazil	2.7%
Japan	2.6%
Indonesia	1.9%
United Kingdom	1.6%
Italy	1.4%
India	1.2%
Argentina	1.1%
Norway	1.1%
Mexico	1.0%
South Korea	0.5%
Short-Term Investments[3]	3.1%

Portfolio Composition[1]
Metals & Mining	40.9%
Oil, Gas & Consumable Fuels	34.3%
Electric Utilities	5.3%
Chemicals	4.9%
Food Products	3.3%
Short-Term Investments	3.1%
Other	8.2%

Top Five Common Stock Holdings[2]
Newcrest Mining Limited	4.8%
Polyus Gold Company, Sponsored GDR	4.2%
Cameco Corporation	4.1%
Kinross Gold Corporation	3.8%
Niko Resources Limited	3.2%

1	As a percentage of total investments as of January 31, 2012. Holdings are subject to change.

2	As a percentage of total common stocks as of January 31, 2012. Holdings are subject to change.

3	Denominated in United States currency.

30	Nuveen Investments

Nuveen Tradewinds International Value Fund

Portfolio Allocation1

Nuveen Tradewinds Japan Fund

Portfolio Allocation1

Portfolio Composition[1]
Metals & Mining	15.6%
Pharmaceuticals	9.4%
Oil, Gas & Consumable Fuels	9.3%
Diversified Telecommunication Services	7.7%
Insurance	5.2%
Wireless Telecommunication Services	4.3%
Electric Utilities	4.3%
Electrical Equipment	4.1%
Food & Staples Retailing	3.5%
Commercial Services & Supplies	2.7%
Household Durables	2.5%
Beverages	2.3%
Aerospace & Defense	2.0%
Personal Products	1.9%
Commercial Banks	1.8%
Textiles, Apparel & Luxury Goods	1.7%
Short-Term Investments	2.0%
Other	19.7%

Portfolio Composition[1]
Commercial Services & Supplies	8.4%
Pharmaceuticals	6.9%
Electrical Equipment	6.1%
Personal Products	5.5%
Beverages	5.1%
Electronic Equipment & Instruments	5.1%
Household Durables	4.8%
Insurance	4.6%
Commercial Banks	4.3%
Food Products	4.0%
Food & Staples Retailing	3.0%
Wireless Telecommunication Services	2.9%
Diversified Telecommunication Services	2.9%
Textiles, Apparel & Luxury Goods	2.7%
Leisure Equipment & Products	2.7%
Semiconductors & Equipment	2.7%
Media	2.6%
Capital Markets	2.6%
Chemicals	2.5%
Oil, Gas & Consumable Fuels	2.5%
Other	18.1%

Top Five Common Stock Holdings[2]
Barrick Gold Corporation	3.7%
Cameco Corporation	3.1%
AstraZeneca PLC	2.9%
Sanofi S.A.	2.9%
Nippon Telegraph and Telephone Corporation, ADR	2.9%

Country Allocation[1]
Japan	31.8%
Canada	14.0%
France	10.3%
United Kingdom	8.4%
South Africa	4.7%
South Korea	3.9%
Australia	3.8%
Netherlands	3.1%
Germany	3.1%
Russia	2.5%
Belgium	2.2%
Brazil	2.0%
Italy	1.7%
Finland	1.7%
Switzerland	1.5%
United States	1.2%
Norway	1.1%
Indonesia	1.0%
Short-Term Investments[3]	2.0%

Top Five Common Stock Holdings[2]
MS&AD Insurance Group Holdings Inc.	3.2%
Futaba Corporation	3.1%
Coca Cola West Holdings Company	3.0%
Mabuchi Motor Company Limited	3.0%
Seven & I Holdings	3.0%

1	As a percentage of total investments as of January 31, 2012. Holdings are subject to change.

2	As a percentage of total common stocks as of January 31, 2012. Holdings are subject to change.

3	Denominated in United States currency.

Nuveen Investments	31

Holding Summaries (Unaudited) (continued) as of January 31, 2012

Nuveen Tradewinds Small-Cap Opportunities Fund

Portfolio Allocation1

Country Allocation[1]
United States	23.8%
Canada	14.4%
Australia	4.5%
Japan	4.3%
Brazil	3.9%
Italy	3.1%
United Kingdom	3.0%
Argentina	2.8%
Mexico	2.7%
Norway	2.2%
Indonesia	1.9%
Hong Kong	1.9%
Kenya	1.5%
Switzerland	1.3%
Hungary	1.3%
India	1.2%
South Korea	1.2%
Germany	0.9%
Greece	0.8%
Malaysia	0.8%
Egypt	0.8%
South Africa	0.8%
Short-Term Investments[3]	20.9%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	13.6%
Metals & Mining	9.6%
Food Products	9.1%
Electronic Equipment & Instruments	4.6%
Capital Markets	4.4%
Insurance	3.1%
Construction & Engineering	3.0%
Chemicals	2.7%
Aerospace & Defense	2.4%
Pharmaceuticals	2.3%
Commercial Services & Supplies	2.2%
Hotels, Restaurants & Leisure	2.2%
Short-Term Investments	20.9%
Other	19.9%

Top Five Common Stock Holdings[2]
Ingram Micro, Inc., Class A	3.7%
Old Republic International Corporation	2.9%
Bankers Petroleum Limited	2.8%
Niko Resources Limited	2.7%
PT Medco Energi Internasional Tbk	2.4%

1	As a percentage of total investments as of January 31, 2012. Holdings are subject to change.

2	As a percentage of total common stocks as of January 31, 2012. Holdings are subject to change.

3	Denominated in United States currency.

32	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen Tradewinds Small-Cap Opportunities Fund reflect only 132 days of the Fund’s operations, they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Tradewinds Emerging Markets Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$855.80	$852.30	$854.70	$856.80	$1,016.34	$1,012.57	$1,015.08	$1,017.60
Expenses Incurred During Period	$8.16	$11.64	$9.32	$7.00	$8.87	$12.65	$10.13	$7.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.75%, 2.50%, 2.00% and 1.50% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Tradewinds Global All-Cap Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$950.60	$947.10	$946.90	$949.50	$951.90	$1,018.85	$1,015.08	$1,015.08	$1,017.60	$1,020.11
Expenses Incurred During Period	$6.13	$9.79	$9.79	$7.35	$4.91	$6.34	$10.13	$10.13	$7.61	$5.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.25%, 2.00%, 2.00%, 1.50% and 1.00% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Tradewinds Global All-Cap Plus Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$923.10	$919.70	$922.10	$924.40	$1,014.68	$1,010.91	$1,013.42	$1,015.94
Expenses Incurred During Period	$10.05	$13.66	$11.26	$8.85	$10.48	$14.30	$11.79	$9.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.08%, 2.83%, 2.33% and 1.83% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	33

Expense Examples (Unaudited) (continued)

Nuveen Tradewinds Global Flexible Allocation Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$951.80	$948.40	$951.10	$953.10	$1,017.09	$1,013.32	$1,015.84	$1,018.35
Expenses Incurred During Period	$7.85	$11.51	$9.07	$6.63	$8.11	$11.89	$9.37	$6.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.60%, 2.35%, 1.85% and 1.35% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Tradewinds Global Resources Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$896.30	$892.90	$895.60	$897.60	$1,017.95	$1,014.18	$1,016.69	$1,019.20
Expenses Incurred During Period	$6.82	$10.37	$8.01	$5.63	$7.25	$11.04	$8.52	$5.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.18%, 1.68% and 1.18% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Tradewinds International Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$900.10	$896.80	$896.80	$899.10	$901.40	$1,018.40	$1,014.63	$1,014.63	$1,017.14	$1,019.66
Expenses Incurred During Period	$6.40	$9.96	$9.96	$7.59	$5.21	$6.80	$10.58	$10.58	$8.06	$5.53

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 2.09%, 1.59% and 1.09% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Tradewinds Japan Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$922.20	$918.50	$920.80	$923.50	$1,017.70	$1,013.93	$1,016.44	$1,018.95
Expenses Incurred During Period	$7.15	$10.75	$8.35	$5.95	$7.51	$11.29	$8.77	$6.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48%, 2.23%, 1.73% and 1.23% for Classes A, C, R3, and I, respectively, multiplied by the average account value for the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Tradewinds Small-Cap Opportunities Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$1,140.00	$1,137.00	$1,139.00	$1,141.00	$1,012.70	$1,009.99	$1,011.79	$1,013.60
Expenses Incurred During Period	$5.71	$8.59	$6.67	$4.75	$5.37	$8.08	$6.28	$4.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48%, 2.23%, 1.73% and 1.23% for Classes A, C, R3, and I, respectively, multiplied by the average account value for the period, multiplied by 132/366 (to reflect the 132 days in the period since the Fund’s commencement of operations).

34	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 87.7%

	Aerospace & Defense – 0.6%

26,380	Empresa Brasileira de Aeronautica S.A., ADR	$723,340
	Capital Markets – 5.2%

1,261,586	EFG – Hermes Holdings SAE	2,574,025

909,928	GP Investments Ltd., GDR	2,093,584

38,391	Mirae Asset Securities Company Limited	1,286,706
	Total Capital Markets	5,954,315
	Chemicals – 1.1%

99,600	Fertilizantes Heringer S/A	652,713

188,236	United Phosphorus Limited	563,433
	Total Chemicals	1,216,146
	Commercial Banks – 7.5%

126,750	Arab Bank PLC	1,288,164

17,975,190	First Bank of Nigeria PLC	1,104,620

346,554	Kazkommertsbank, 144A, GDR, (2), (3)	1,143,628

131,548	First Gulf Bank	614,208

329,225	Yapi ve Kredi Bankasi AS	611,443

99,900	Banco Santander S.A.	926,271

52,610	Sberbank of Russia, ADR, (2), (3)	631,320

30,272,980	Zenith Bank PLC	2,339,532
	Total Commercial Banks	8,659,186
	Construction & Engineering – 1.0%

330,330	Murray & Roberts Holdings Limited	1,131,918
	Construction Materials – 2.0%

1,038,727	India Cements Limited, GDR	1,694,164

3,240,000	Luks Group (Vietnam Holdings) Company Limited	635,024
	Total Construction Materials	2,329,188
	Diversified Telecommunication Services – 4.2%

104,427	KT Corporation, Sponsored ADR, (3)	1,554,918

50,841	PT Telekomunikasi Indonesia Tbk, ADR	1,558,277

699,213	Telecom Egypt SAE	1,751,367
	Total Diversified Telecommunication Services	4,864,562
	Electric Utilities – 8.8%

320,866	Eletrobras SA	3,296,442

59,408,210	Federal Grid Company Unified Energy System JSC	570,319

903,402	Federal Hydrogenerating, GDR	3,505,200

74,231	Korea Electric Power Corporation, Sponsored ADR, (3)	915,268

103,478	Pampa Energia S/A, ADR	1,157,919

20,755,020	Wholesale Generation Co.-3, (3), (4)	668,104
	Total Electric Utilities	10,113,252
	Food Products – 4.8%

140,700	BrasilAgro Companhia Brasileira de Propriedades Agricoles	821,394

139,969	Cresud S.A.C.I.F.y.A., ADR	1,772,008

256,199	Gruma S.A.B de C.V	570,026

35,141	Industrias Bachoco S.A.B. de C.V., ADR	705,631

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund (continued)

January 31, 2012

Shares	Description (1)	Value

	Food Products (continued)

3,530,570	REI Agro Limited	$1,049,639

71,700	SLC Agricola SA	656,593
	Total Food Products	5,575,291
	Health Care Providers & Services – 1.4%

995,300	Faber Group Berhad	566,032

152,000	Profarma Distribuidora de Produtos Farmaceuticos S.A.	1,035,256
	Total Health Care Providers & Services	1,601,288
	Hotels, Restaurants & Leisure – 0.7%

55,801	Orascom Development Holding AG	824,436
	Household Durables – 0.9%

197,300	Gafisa S.A.	538,645

104,683	Oriental Weavers Group	517,468
	Total Household Durables	1,056,113
	Independent Power Producers & Energy Traders – 1.0%

1,928,000	Huaneng Power International Inc.	1,173,412
	Insurance – 1.7%

1,681,280	Cathay Financial Holding Company Limited	1,917,810
	Metals & Mining – 15.5%

69,754	AngloGold Ashanti Limited, Sponsored ADR	3,194,733

182,718	Banro Corporation, (3)	889,263

606,614	CGA Mining Limited	1,530,601

1,475,722	Eastern Platinum Limited, (3)	794,744

198,979	Gold Fields Limited, Sponsored ADR	3,269,224

2,600,149	Gran Colombia Gold Corporation, (3)	1,529,957

66,768	Impala Platinum Holdings Limited	1,465,701

27,108	Ivanhoe Mines Ltd., (3)	437,523

956,155	Polyus Gold International Limited, GDR	3,059,696

158,102	Polyus Gold International Limited, Sponsored GDR, (2)	516,994

67,755	Silver Standard Resources, Inc., (3)	1,170,129
	Total Metals & Mining	17,858,565
	Multiline Retail – 1.1%

362,381	Pantaloon Retail India Limited	1,239,696
	Oil, Gas & Consumable Fuels – 13.5%

540,433	Bankers Petroleum Limited, (3)	2,888,921

319,833	Gazprom OAO, GDR	3,869,979

46,348	Niko Resources Limited	2,264,474

100,709	Petrobras Argentina S.A., ADR	1,635,514

124,122	Petrobras Petroleo Brasileiro, Sponsored ADR	3,466,727

5,708,000	PT Medco Energi Internasional Tbk	1,476,207
	Total Oil, Gas & Consumable Fuels	15,601,822
	Pharmaceuticals – 6.1%

38,540	EGIS Pharmaceutical PLC	2,830,041

20,084	Krka	1,326,679

4,594,000	United Laboratories International Holdings Ltd.	2,902,609
	Total Pharmaceuticals	7,059,329

36	Nuveen Investments

Shares	Description (1)				Value

	Real Estate Management & Development – 3.8%

2,785,632	Emaar Properties PJSC				$2,077,981

873,400	KLCC Property Holdings Berhad				941,733

93,964	Solidere, GDR, 144A, (2)				1,325,832
	Total Real Estate Management & Development				4,345,546
	Textiles, Apparel & Luxury Goods – 0.1%

8,439,000	China Hongxing Sports Limited, (4)				96,476
	Tobacco – 0.5%

35,046	Eastern Tobacco Co.				534,832
	Wireless Telecommunication Services – 6.2%

93,071	NII Holdings Inc., (3)				1,871,658

56,280,500	SafariCom Limited				2,146,574

83,711	SK Telecom Company Limited				1,172,791

373,647	Turkcell Iletism Hizmetleri S.A.				1,917,810
	Total Wireless Telecommunication Services				7,108,833
	Total Common Stocks (cost $118,929,155)				100,985,356

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	SOVEREIGN DEBT – 1.4%

	Argentina – 0.6%

$768	Province of Buenos Aires, 144A	10.875%	1/26/21	B	$629,760
	Belarus – 0.8%

1,040	Republic of Belarus	8.750%	8/03/15	B–	967,200
	Total Sovereign Debt (cost $1,680,614)				1,596,960

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CONVERTIBLE BONDS – 0.8%

	Metals & Mining – 0.2%

$453	First Uranium Corporation, Convertible Bond	4.250%	6/30/12	N/R	$293,657
	Oil, Gas & Consumable Fuels – 0.6%

700	Magnolia Finance, Convertible to MOL Hungarian Oil & Gas	4.000%	3/20/16	B+	635,908
$1,153	Total Convertible Bonds (cost $1,001,094)				929,565

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CORPORATE BONDS – 1.2%

	Commercial Banks – 0.4%

$500	The State Export-Import Bank of the Ukraine, Loan Participations, Series 2010	8.375%	4/27/15	B1	$448,750

100	Ukraine Export-Import Bank Loan Participation with Credit Suisse International	5.793%	2/09/16	B1	74,750
600	Total Commercial Banks				523,500
	Construction Materials – 0.1%

100	C5 Capital Special Purpose Vehicle Ltd., Series 2006, 144A	6.196%	12/31/11	CCC+	51,000

50	C10 Capital Special Purpose Vehicle Ltd., Guaranteed by Cemex SAB de CV	6.277%	6/30/17	CCC+	31,393
150	Total Construction Materials				82,393

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund (continued)

January 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Oil, Gas & Consumable Fuels – 0.7%

$512	Petroleos de Venezuela S.A.	4.900%	10/28/14	B+	$430,248

425	Petroleos de Venezuela S.A.	5.000%	10/28/15	B+	325,125
937	Total Oil, Gas & Consumable Fuels				755,373
$1,687	Total Corporate Bonds (cost $1,266,034)				1,361,266

Shares	Description (1)	Coupon		Ratings (5)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 3.0%

	Household Durables – 3.0%

$148,270	LG Electronics Inc., PFD	0.000%		N/R	$3,458,116
	Total $25 Par (or similar) Preferred Securities (cost $4,344,028)				3,458,116

Shares	Description (1)				Value
	WARRANTS – 0.0%

356,531	Gran Colombia Gold Corporation				$60,447
	Total Warrants (cost $246,878)				60,447

Shares	Description (1)				Value
	EQUITY LINKED CERTIFICATES – 1.7% (6)

	Wireless Telecommunication Services – 1.7%

41,053	Cheurveux Securities Program, Equity Linked Note, Etihad Etisalat Co., 144A				$630,771

135,562	CLSA Asian Securities Program, Equity Linked Note, NTPC Limited, 144A				467,567

107,000	CLSA Asian Securities Program, Equity Linked Note, Pantaloon Retail (India) Limited, 144A				375,883

165,825	CLSA Asian Securities Program, Equity Linked Note, United Phosphorus Limited, 144A				491,240
	Total Equity Linked Certificates (cost $2,275,787)				1,965,461

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 3.1%

$3,556	Repurchase Agreement with State Street Bank, dated 1/31/12, repurchase price $3,555,991, collateralized by $3,205,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $3,630,973	0.010%	2/01/12		$3,555,990
	Total Short-Term Investments (cost $3,555,990)				3,555,990
	Total Investments (cost $133,299,580) – 98.9%				113,913,161
	Other Assets Less Liabilities – 1.1%				1,260,507
	Net Assets – 100%				$115,173,668

38	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Equity Linked Certificates provide the price appreciation or depreciation of a single stock; used to gain access to the return characteristics of small amounts of shares in countries with a costly or lengthy registration process. Similar to an ADR, except that a third party (not the equity issuer) is responsible for paying stock returns under the note.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.0%

	Aerospace & Defense – 3.6%

58,073	Alliant Techsystems Inc.	$3,450,117

2,144,000	Finmeccanica SPA	9,647,337

198,550	Lockheed Martin Corporation	16,344,636

1,243,000	Thales S.A.	42,525,563
	Total Aerospace & Defense	71,967,653
	Airlines – 1.9%

3,384,000	Southwest Airlines Co.	32,418,720

281,851	WestJet Airlines Limited, 144A, (2)	3,513,651

173,900	WestJet Airlines Limited, Class A Variable Voting	2,157,491
	Total Airlines	38,089,862
	Biotechnology – 1.1%

551,000	Actelion Limited	21,100,217
	Capital Markets – 2.9%

8,757,000	Daiwa Securities Group Inc.	31,480,163

3,690,000	EFG – Hermes Holdings SAE	7,528,738

3,183,157	Uranium Participation Corporation, (3)	19,047,514
	Total Capital Markets	58,056,415
	Chemicals – 0.2%

605,000	Chugoku Marine Paints Limited	3,849,711
	Commercial Banks – 2.1%

1,461,000	77 Bank Limited	6,708,869

954,700	Bangkok Bank Public Company Limited, F Shares	5,140,099

9,550,000	Sumitomo Mitsui Trust Holdings Inc.	29,820,257
	Total Commercial Banks	41,669,225
	Commercial Services & Supplies – 1.6%

2,880,000	Downer EDI Limited	11,037,763

2,540,000	Toppan Printing Company Limited	20,327,998
	Total Commercial Services & Supplies	31,365,761
	Communications Equipment – 1.1%

4,397,000	Nokia Corporation, ADR	22,160,880
	Computers & Peripherals – 3.0%

460,000	Japan Digital Laboratory Company, Ltd.	5,069,536

1,500,000	Western Digital Corporation, (3)	54,525,000
	Total Computers & Peripherals	59,594,536
	Diversified Financial Services – 0.4%

876,000	Guoco Group Limited	9,092,878
	Diversified Telecommunication Services – 5.6%

1,969,400	KT Corporation, Sponsored ADR, (3)	29,324,366

878,900	Nippon Telegraph and Telephone Corporation	43,933,469

811,577	PT Telekomunikasi Indonesia Tbk, ADR	24,874,835

4,428,147	Telecom Egypt SAE	11,091,485

3,270,000	Telecom Italia S.p.A.	2,735,348
	Total Diversified Telecommunication Services	111,959,503

40	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities – 10.0%

2,556,000	Centrais Eletricas Brasileiras S.A., PFD B ADR	$37,419,840

2,451,000	Electricite de France S.A.	56,490,241

503,600	Exelon Corporation	20,033,208

752,850,000	Federal Grid Company Unified Energy System JSC	7,227,360

13,098,518	Federal Hydrogenerating, GDR	50,822,250

1,725,000	Korea Electric Power Corporation, Sponsored ADR, (3)	21,269,250

217,943,000	Wholesale Generation Co.-3, (3), (4)	7,015,586
	Total Electric Utilities	200,277,735
	Electrical Equipment – 1.1%

460,000	Areva S.A.	11,179,638

634,400	Futaba Corporation	10,487,326
	Total Electrical Equipment	21,666,964
	Electronic Equipment & Instruments – 1.2%

823,000	Ingram Micro, Inc., Class A, (3)	15,620,540

923,100	Sanshin Electronics Company Limited	7,811,591
	Total Electronic Equipment & Instruments	23,432,131
	Energy Equipment & Services – 0.5%

208,400	Transocean Inc.	9,857,320
	Food Products – 1.7%

400,000	Archer-Daniels-Midland Company	11,452,000

914,000	BrasilAgro Companhia Brasileira de Propriedades Agricolas	5,335,852

31,370,000	Marine Harvest	17,024,387
	Total Food Products	33,812,239
	Health Care Providers & Services – 0.2%

730,400	Profarma Distribuidora de Produtos Farmaceuticos S.A.	4,974,679
	Hotels, Restaurants & Leisure – 0.5%

1,080,000	OPAP S.A.	11,061,391
	Household Durables – 0.8%

32,200	LG Electronics Inc.	2,370,535

2,764,333	Oriental Weavers Group	13,664,614
	Total Household Durables	16,035,149
	Insurance – 4.9%

1,970,000	American International Group, (3)	49,466,700

1,426,500	MS&AD Insurance Group Holdings, Inc.	29,252,421

1,983,000	Old Republic International Corporation	19,592,040
	Total Insurance	98,311,161
	IT Services – 1.3%

980,000	Computer Sciences Corporation	25,313,400

3,700	TKC Corporation	78,544
	Total IT Services	25,391,944
	Leisure Equipment & Products – 0.4%

149,700	Sankyo Company Ltd	7,316,092
	Machinery – 2.5%

3,965,000	Japan Steel Works Limited	32,044,607

400,200	Kurita Water Industries Limited	10,868,722

782,000	Organo Corporation	6,104,566
	Total Machinery	49,017,895

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund (continued)

January 31, 2012

Shares	Description (1)	Value

	Marine – 1.5%

1,382,000	Stolt-Nielsen S.A.	$29,679,905
	Media – 0.8%

9,700	TV Asahi Corporation	16,976,909
	Metals & Mining – 17.7%

710,000	AngloGold Ashanti Limited, Sponsored ADR	32,518,000

1,509,000	Barrick Gold Corporation	74,333,340

461,910	Dundee Precious Metals Inc., (3)	4,334,869

19,404,820	Eastern Platinum Limited, (3)	10,450,385

2,372,859	Gabriel Resources, Limited, (3)	14,435,464

1,255,000	Gold Fields Limited	20,699,774

464,200	Impala Platinum Holdings Limited	10,190,190

363,000	Kinross Gold Corporation	4,098,270

1,287,400	Newcrest Mining Limited	46,087,425

1,394,000	Newmont Mining Corporation	85,703,120

13,287,140	Polyus Gold Company, ADR, (2)	43,448,954

21,119,060	Village Main Reef Limited	6,345,626
	Total Metals & Mining	352,645,417
	Multiline Retail – 0.1%

619,543	Pantaloon Retail India Limited	2,119,440
	Oil, Gas & Consumable Fuels – 12.0%

887,000	Arch Coal Inc.	12,799,410

2,500,000	Bankers Petroleum Limited, (3)	13,363,917

3,032,000	Cameco Corporation	70,554,640

822,500	Chesapeake Energy Corporation	17,379,425

42,783	CONSOL Energy Inc.	1,529,064

3,374,939	ERG S.p.A	38,583,496

3,703,000	Gazprom OAO, ADR	44,806,300

425,800	Nexen Inc.	7,630,336

200,000	Niko Resources Limited	9,771,617

23,000,000	PT Medco Energi Internasional Tbk	5,948,276

708,000	Statoil ASA, ADR	17,884,080
	Total Oil, Gas & Consumable Fuels	240,250,561
	Pharmaceuticals – 3.7%

104,100	EGIS PLC	7,644,194

1,340,000	Eli Lilly and Company	53,251,600

107,945	Krka	7,130,469

9,702,000	United Laboratories International Holdings Ltd	6,129,976
	Total Pharmaceuticals	74,156,239
	Real Estate Management & Development – 0.4%

549,733	Solidere, GDR, 144A, (2)	7,756,733
	Road & Rail – 2.7%

595,000	East Japan Railway Company	38,524,337

344,700	West Japan Railway Company	14,607,465
	Total Road & Rail	53,131,802
	Software – 2.0%

1,339,000	Microsoft Corporation	39,540,670

42	Nuveen Investments

Shares	Description (1)				Value

	Specialty Retail – 2.5%

2,065,000	Best Buy Co., Inc.				$49,456,750
	Textiles, Apparel & Luxury Goods – 0.0%

31,950,000	China Hongxing Sports Limited, (4)				365,259
	Trading Companies & Distributors – 1.5%

1,735,000	Mitsui & Company Limited				29,455,392
	Transportation Infrastructure – 0.8%

1,924,000	Kamigumi Company Limited				16,937,864
	Wireless Telecommunication Services – 3.7%

2,027,000	SK Telecom Company Limited, ADR				28,398,270

3,480,000	Turkcell Iletisim Hizmetleri A.S., ADR, (3)				44,857,200
	Total Wireless Telecommunication Services				73,255,470
	Total Common Stocks (cost $1,991,669,790)				1,955,789,752

Shares	Description (1)	Coupon		Ratings (5)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.4%

	Household Durables – 0.4%

$341,210	LG Electronics Inc., PFD	0.000%		N/R	$7,958,073
	Total $25 Par (or similar) Preferred Securities (cost $9,835,806)				7,958,073

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 2.2%

$44,378	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/12, repurchase price $44,377,666, collateralized by $40,095,000 U.S. Treasury Notes, 4.000%, due 2/15/15, value $45,270,182	0.010%	2/01/12		$44,377,654
	Total Short-Term Investments (cost $44,377,654)				44,377,654
	Total Investments (cost $2,045,883,250) – 100.6%				2,008,125,479
	Other Assets Less Liabilities – (0.6)%				(12,796,891)
	Net Assets – 100%				$1,995,328,588

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Plus Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 129.2%

	Aerospace & Defense – 4.9%

1,729	Alliant Techsystems Inc.	$102,720

132,376	Finmeccanica SPA	595,651

6,075	Lockheed Martin Corporation, (2)	500,094

37,200	Thales S.A., (2)	1,272,688
	Total Aerospace & Defense	2,471,153
	Airlines – 2.2%

111,593	Southwest Airlines Co., (2)	1,069,061

4,209	WestJet Airlines Limited, 144A, (3)	52,471

1,260	WestJet Airlines Limited, Class A Variable Voting	15,632
	Total Airlines	1,137,164
	Biotechnology – 1.2%

16,000	Actelion Limited	612,710
	Capital Markets – 3.7%

300,000	Daiwa Securities Group Inc., (2)	1,078,457

120,884	EFG – Hermes Holdings SAE	246,641

92,200	Uranium Participation Corporation, (4)	551,710
	Total Capital Markets	1,876,808
	Chemicals – 0.2%

14,000	Chugoku Marine Paints Limited, (2)	89,084
	Commercial Banks – 2.1%

32,100	Bangkok Bank Public Company Limited, F Shares	172,826

277,000	Sumitomo Mitsui Trust Holdings Inc.	864,944
	Total Commercial Banks	1,037,770
	Commercial Services & Supplies – 1.8%

90,200	Downer EDI Limited	345,697

71,000	Toppan Printing Company Limited	568,224
	Total Commercial Services & Supplies	913,921
	Communications Equipment – 1.1%

110,250	Nokia Corporation, ADR, (2)	555,660
	Computers & Peripherals – 2.9%

13,200	Japan Digital Laboratory Company, Ltd.	145,474

35,850	Western Digital Corporation, (2), (4)	1,303,148
	Total Computers & Peripherals	1,448,622
	Diversified Financial Services – 0.6%

27,000	Guoco Group Limited	280,260
	Diversified Telecommunication Services – 7.7%

66,500	KT Corporation, Sponsored ADR, (4)	990,185

28,100	Nippon Telegraph and Telephone Corporation	1,404,631

29,664	PT Telekomunikasi Indonesia Tbk, ADR	909,202

126,093	Telecom Egypt SAE	315,834

354,200	Telecom Italia S.p.A.	296,287
	Total Diversified Telecommunication Services	3,916,139
	Electric Utilities – 13.2%

116,650	Centrais Eletricas Brasileiras S.A., PFD B ADR, (2)	1,707,756

44	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

81,100	Electricite de France S.A.	$1,869,179

16,600	Exelon Corporation	660,348

24,943,000	Federal Grid Company Unified Energy System JSC	239,453

359,800	Federal Hydrogenerating, GDR	1,396,024

48,400	Korea Electric Power Corporation, Sponsored ADR, (4)	596,772

7,126,000	Wholesale Generation Co.-3, (4), (5)	229,386
	Total Electric Utilities	6,698,918
	Electrical Equipment – 1.7%

8,894	Areva S.A., (2)	216,156

37,900	Futaba Corporation, (2)	626,528
	Total Electrical Equipment	842,684
	Electronic Equipment & Instruments – 1.6%

26,625	Ingram Micro, Inc., Class A, (2), (4)	505,343

38,800	Sanshin Electronics Company Limited, (2)	328,339
	Total Electronic Equipment & Instruments	833,682
	Energy Equipment & Services – 0.6%

6,830	Transocean Inc., (2)	323,059
	Food Products – 2.7%

10,900	Archer-Daniels-Midland Company	312,067

63,400	BrasilAgro Companhia Brasileira de Propriedades Agricolas	370,124

1,285,000	Marine Harvest	697,365
	Total Food Products	1,379,556
	Health Care Providers & Services – 0.3%

23,900	Profarma Distribuidora de Produtos Farmaceuticos S.A.	162,780
	Hotels, Restaurants & Leisure – 0.6%

28,744	OPAP S.A.	294,397
	Household Durables – 1.0%

923	LG Electronics Inc.	67,950

84,588	Oriental Weavers Group	418,134
	Total Household Durables	486,084
	Insurance – 6.3%

64,400	American International Group, (2), (4)	1,617,084

45,500	MS&AD Insurance Group Holdings Inc.	933,043

64,000	Old Republic International Corporation, (2)	632,320
	Total Insurance	3,182,447
	IT Services – 1.9%

31,700	Computer Sciences Corporation, (2)	818,811

7,000	TKC Corporation	148,596
	Total IT Services	967,407
	Machinery – 3.5%

135,000	Japan Steel Works Limited, (2)	1,091,052

17,800	Kurita Water Industries Limited	483,416

24,000	Organo Corporation, (2)	187,352
	Total Machinery	1,761,820
	Marine – 2.1%

49,850	Stolt-Nielsen S.A.	1,070,581

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Plus Fund (continued)

January 31, 2012

Shares	Description (1)	Value

	Media – 1.1%

307	TV Asahi Corporation	$537,310
	Metals & Mining – 23.1%

21,450	AngloGold Ashanti Limited, Sponsored ADR, (2)	982,410

49,475	Barrick Gold Corporation, (2)	2,437,140

19,251	Dundee Precious Metals Inc., (4)	180,664

997,400	Eastern Platinum Limited, (4)	537,146

39,300	Gabriel Resources, Limited, (4)	239,084

37,200	Gold Fields Limited	613,571

24,675	Impala Platinum Holdings Limited	541,669

21,225	Kinross Gold Corporation	239,630

42,400	Newcrest Mining Limited	1,517,871

45,200	Newmont Mining Corporation, (2)	2,778,896

392,572	Polyus Gold Company, ADR, (3)	1,283,710

1,137,344	Village Main Reef Limited	341,737
	Total Metals & Mining	11,693,528
	Multiline Retail – 0.4%

53,125	Pantaloon Retail India Limited	181,739
	Oil, Gas & Consumable Fuels – 17.6%

40,700	Arch Coal Inc., (2)	587,301

128,800	Bankers Petroleum Limited, (4)	688,509

100,800	Cameco Corporation	2,345,616

46,800	Chesapeake Energy Corporation, (2)	988,884

7,850	CONSOL Energy Inc., (2)	280,559

99,400	ERG S.p.A	1,136,376

117,400	Gazprom OAO, ADR	1,420,540

16,600	Nexen Inc.	297,472

5,450	Niko Resources Limited	266,277

1,158,000	PT Medco Energi Internasional Tbk	299,483

22,625	Statoil ASA, ADR	571,508
	Total Oil, Gas & Consumable Fuels	8,882,525
	Pharmaceuticals – 5.9%

6,060	EGIS PLC	444,993

43,885	Eli Lilly and Company, (2)	1,743,990

4,040	Krka	266,868

856,000	United Laboratories International Holdings Ltd	540,843
	Total Pharmaceuticals	2,996,694
	Real Estate Management & Development – 0.5%

17,256	Solidere, GDR, 144A, (3)	243,482
	Road & Rail – 3.0%

19,000	East Japan Railway Company	1,230,189

6,300	West Japan Railway Company	266,977
	Total Road & Rail	1,497,166
	Software – 2.6%

43,825	Microsoft Corporation, (2)	1,294,152
	Specialty Retail – 3.1%

66,110	Best Buy Co., Inc., (2)	1,583,335

46	Nuveen Investments

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods – 0.0%

1,252,000	China Hongxing Sports Limited, (2), (5)			$14,313
	Trading Companies & Distributors – 2.0%

60,100	Mitsui & Company Limited			1,020,328
	Transportation Infrastructure – 1.0%

57,000	Kamigumi Company Limited			501,797
	Wireless Telecommunication Services – 5.0%

19,250	MTN Group Limited			327,844

62,700	SK Telecom Company Limited, ADR			878,427

104,400	Turkcell Iletisim Hizmetleri A.S., ADR, (4)			1,345,716
	Total Wireless Telecommunication Services			2,551,987
	Total Common Stocks (cost $66,160,145)			65,341,062

Shares	Description (1)	Coupon	Ratings (6)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.5%

	Household Durables – 0.5%

$9,790	LG Electronics Inc., PFD	0.000%	N/R	$228,333
	Total $25 Par (or similar) Preferred Securities (cost $321,146)			228,333
	Total Investments (cost $66,481,290) – 129.7%			65,569,395

Shares	Description (1)			Value
	COMMON STOCKS SOLD SHORT – (42.4)%

	Beverages – (3.8)%

(18,491)	Monster Beverage Corporation, (4)			$(1,932,494)
	Chemicals – (3.6)%

(9,400)	E.I. Du Pont de Nemours and Company			(478,366)

(19,850)	Sigma-Aldrich Corporation			(1,350,594)
	Total Chemicals			(1,828,960)
	Computers & Peripherals – (2.0)%

(2,200)	Apple, Inc., (4)			(1,004,256)
	Hotels, Restaurants & Leisure – (15.3)%

(8,825)	Chipotle Mexican Grill, Inc., (4)			(3,241,333)

(17,275)	Panera Bread Company, (4)			(2,561,019)

(39,950)	Starbucks Corporation			(1,914,804)
	Total Hotels, Restaurants & Leisure			(7,717,156)
	Internet & Catalog Retail – (1.8)%

(4,800)	Amazon.com, Inc., (4)			(933,312)
	Software – (2.1)%

(9,200)	Salesforce.com, Inc., (4)			(1,074,560)
	Specialty Retail – (4.9)%

(4,550)	AutoZone, Inc., (4)			(1,582,854)

(14,020)	Tiffany & Co.			(894,476)
	Total Specialty Retail			(2,477,330)
	Textiles, Apparel & Luxury Goods – (5.6)%

(25,600)	Burberry Group PLC			(541,370)

(36,400)	Lululemon Athletica Inc., (4)			(2,297,932)
	Total Textiles, Apparel & Luxury Goods			(2,839,302)

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Plus Fund (continued)

January 31, 2012

Shares	Description (1)	Value

	Trading Companies & Distributors – (3.3)%

(35,300)	Fastenal Company	$(1,647,804)
	Total Common Stocks Sold Short (proceeds $17,026,440)	(21,455,174)
	Other Assets Less Liabilities – 12.7%	6,444,555
	Net Assets – 100%	$50,558,776

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, segregated as collateral for securities lending or Common Stocks Sold Short.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

48	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Flexible Allocation Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 69.8%

	Aerospace & Defense – 4.2%

5,900	Finmeccanica SPA	$26,548

3,000	Thales S.A. (2)	102,636
	Total Aerospace & Defense	129,184
	Capital Markets – 2.2%

18,000	EFG – Hermes Holdings SAE	36,726

6,100	GP Investments Ltd., GDR	14,035

2,850	Uranium Participation Corporation, (3)	17,054
	Total Capital Markets	67,815
	Commercial Banks – 1.4%

14,000	Sumitomo Mitsui Trust Holdings Inc.	43,716
	Communications Equipment – 1.9%

11,500	Nokia Corporation, ADR	57,960
	Construction Materials – 2.4%

38,000	India Cements Limited, GDR	61,978

62,000	Luks Group Vietnam Holdings Company Limited	12,152
	Total Construction Materials	74,130
	Diversified Financial Services – 0.5%

690	Guoco Group Limited, (4)	14,193
	Diversified Telecommunication Services – 4.8%

2,200	KT Corporation, Sponsored ADR, (3)	32,758

1,325	Nippon Telegraph and Telephone Corporation, ADR	33,165

1,250	PT Telekomunikasi Indonesia Tbk, ADR	38,313

1,500	Telecom Egypt SAE	3,757

48,800	Telecom Italia S.p.A.	40,821
	Total Diversified Telecommunication Services	148,814
	Electric Utilities – 7.8%

5,000	Centrais Electricas Brasileiras S.A., PFD B ADR	73,200

3,700	Electricite de France S.A.	85,277

13,800	Federal Hydrogenerating, GDR	53,544

2,300	Korea Electric Power Corporation, Sponsored ADR, (3)	28,359
	Total Electric Utilities	240,380
	Electrical Equipment – 0.7%

860	Areva S.A.	20,901
	Health Care Providers & Services – 0.3%

1,500	Profarma Distribuidora de Produtos Farmaceuticos SA	10,216
	Hotels, Restaurants & Leisure – 0.4%

850	Orascom Development Holding AG	12,558
	Household Durables – 1.3%

8,289	Oriental Weavers Group	40,974
	Insurance – 1.2%

1,800	MS&AD Insurance Group Holdings	36,912
	Leisure Equipment & Products – 0.5%

300	Sankyo Company Ltd.	14,662

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Flexible Allocation Fund (continued)

January 31, 2012

Shares	Description (1)			Value

	Marine – 0.5%

650	Stolt-Nielsen S.A.			$13,959
	Metals & Mining – 18.7%

1,707	AngloGold Ashanti Limited, Sponsored ADR			78,181

2,400	Barrick Gold Corporation			118,224

7,900	Gold Fields Limited, Sponsored ADR			129,796

11,520	Gran Colombia Gold Corporation, (3)			6,779

1,600	Impala Platinum Holdings Limited			35,123

3,200	Newcrest Mining Limited			114,556

300	Newmont Mining Corporation			18,444

19,282	Polyus Gold Company, ADR, (4)			63,052

45,968	Village Main Reef Limited			13,812
	Total Metals & Mining			577,967
	Oil, Gas & Consumable Fuels – 13.7%

1,000	Arch Coal Inc.			14,430

5,200	Cameco Corporation			121,004

2,400	Chesapeake Energy Corporation			50,712

4,600	Gazprom OAO, ADR			55,660

5,200	Nexen Inc.			93,184

250	Niko Resources Limited			12,215

134,000	PT Medco Energi Internasional Tbk			34,655

1,150	Suncor Energy, Inc.			39,675
	Total Oil, Gas & Consumable Fuels			421,535
	Pharmaceuticals – 0.4%

22,000	United Laboratories International Holdings Ltd			13,900
	Real Estate Management & Development – 0.6%

1,302	Solidere, GDR, 144A, (4)			18,371
	Road & Rail – 3.3%

800	East Japan Railway Company			51,797

1,200	West Japan Railway Company			50,853
	Total Road & Rail			102,650
	Software – 0.8%

800	Microsoft Corporation			23,624
	Tobacco – 0.6%

1,300	Eastern Tobacco Co.			19,839
	Wireless Telecommunication Services – 1.6%

3,850	Turkcell Iletisim Hizmetleri A.S., ADR, (3)			49,627
	Total Common Stocks (cost $2,487,109)			2,153,887

Shares	Description (1)	Coupon	Ratings (5)	Value
	CONVERTIBLE PREFERRED SECURITIES – 1.1%

	Communications Equipment – 1.1%

50	Lucent Technologies Capital Trust I	7.750%	CCC	$34,250
	Total Convertible Preferred Securities (cost $30,320)			34,250

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 4.2%

	Communications Equipment – 2.0%

$69	Lucent Technologies Inc., Series B	2.750%	6/15/25	B	$63,049
	Metals & Mining – 1.4%

67	First Uranium Corporation	4.250%	6/30/12	N/R	43,433
	Oil, Gas & Consumable Fuels – 0.8%

39	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	23,546
$175	Total Convertible Bonds (cost $159,364)				130,028

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CORPORATE BONDS – 6.4%

	Construction Materials – 1.9%

$100	C10 Capital (SPV) Limited, 144A	6.722%	12/31/16	B–	$58,000
	Food Products – 2.9%

88	Dean Foods Company	7.000%	6/01/16	B2	88,440
	Oil, Gas & Consumable Fuels – 1.6%

17	Petroleos de Venezuela SA	4.900%	10/28/14	B+	14,280

47	Petroleos de Venezuela SA	5.000%	10/28/15	B+	35,955
64	Total Oil, Gas & Consumable Fuels				50,235
$252	Total Corporate Bonds (cost $198,963)				196,675

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	MORTGAGE-BACKED SECURITIES – 6.7%

$222	Fannie Mae Guaranteed REMIC Pass Through Certificates, Series 2011-16 (I/O)	4.000%	3/25/26	Aaa	$16,955

113	Fannie Mae Multi-class Certificates, Series 2010-128 (I/O)	3.500%	11/25/25	Aaa	10,071

266	Fannie Mae Multi-class Certificates, Series 2010-70 (I/O)	4.500%	3/25/26	Aaa	11,934

210	Freddie Mac Multi-class Certificates, Series 2720 (I/O)	4.000%	1/15/24	AAA	12,193

61	Freddie Mac Multi-class Certificates, Series 3621 (I/O)	4.000%	7/15/23	Aaa	3,524

69	Freddie Mac Multi-class Certificates, Series 3622 (I/O)	5.000%	11/15/39	Aaa	8,468

80	Freddie Mac Multi-class Certificates, Series 3766 (I/O)	3.500%	11/15/20	Aaa	6,306

282	Freddie Mac Multi-class Certificates, Series 3796 (I/O)	3.500%	2/15/24	Aaa	18,125

79	Freddie Mac Multi-class Certificates, Series 3804 (I/O)	3.500%	2/15/25	Aaa	5,577

207	Ginnie Mae Mortgage Pool, Series 2011-18 (I/O)	4.500%	9/20/40	Aaa	35,646

466	Government National Mortgage Association, Guaranteed REMIC Pass Through Securities and MX Securities Trust (I/O)	4.500%	7/20/39	Aaa	77,318
$2,055	Total Mortgage-Backed Securities (cost $290,271)				206,117

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	STRUCTURED NOTES – 1.2%

$44	JP Morgan Chase & Company Reverse Exchangeable Notes, Linked to the Common Stock of Cameco Corporation	10.900%	5/18/12	N/R	$38,544
$44	Total Structured Notes (cost $44,000)				38,544

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Flexible Allocation Fund (continued)

January 31, 2012

Shares	Description (1)			Value

	WARRANTS – 0.0%

3,376	Gran Colombia Gold Corporation			$572
	Total Warrants (cost $2,667)			572

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.5%

$230	Repurchase Agreement with State Street Bank, dated 1/31/12, repurchase price $230,440, collateralized by $210,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $237,911	0.010%	2/01/12	$230,440
	Total Short-Term Investments (cost $230,440)			230,440
	Total Investments (cost $3,443,134) – 96.9%			2,990,513

Shares	Description (1)			Value
	COMMON STOCKS SOLD SHORT – (30.2)%

	Beverages – (4.0)%

(1,190)	Monster Beverage Corporation, (3)			$(124,367)
	Chemicals – (2.7)%

(1,225)	Sigma-Aldrich Corporation			(83,349)
	Computers & Peripherals – (1.9)%

(126)	Apple, Inc., (3)			(57,516)
	Hotels, Restaurants & Leisure – (16.0)%

(565)	Chipotle Mexican Grill Inc., (3)			(207,519)

(1,230)	Panera Bread Company, (3)			(182,348)

(2,160)	Starbucks Corporation			(103,529)
	Total Hotels, Restaurants & Leisure			(493,396)
	Software – (1.5)%

(400)	Salesforce.com, Inc., (3)			(46,720)
	Specialty Retail – (4.1)%

(775)	Tiffany & Co.			(49,445)

(1,200)	Lululemon Athletica Inc., (3)			(75,756)
	Total Specialty Retail			(125,201)
	Total Common Stocks Sold Short (proceeds $716,429)			(930,549)
	Other Assets Less Liabilities – 33.3% (6)			1,024,806
	Net Assets – 100%			$3,084,770

Investments in Derivatives at January 31, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (7)	Expiration Date	Strike Price	Value

(115)	Thales S.A.	$(322,000)	3/17/12	$28	$(376)

(35)	Thales S.A.	(105,000)	3/17/12	30	(9)
(150)	Total Call Options Written (premiums received $2,985)	$(427,000)			$(385)

52	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged as collateral for Call Options Written.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Other Assets Less Liabilities includes the Value of derivative instruments as noted within Investments in Derivatives at January 31, 2012.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

I/O	Interest Only Security.

See accompanying notes to financial statements.

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Resources Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 95.3%

	Capital Markets – 2.0%

566,816	Uranium Participation Corporation, (2)	$3,391,738
	Chemicals – 4.9%

253,000	Chugoku Marine Paints Limited	1,609,879

79,358	Mosaic Company	4,441,667

668,031	United Phosphorus Limited	1,999,567
	Total Chemicals	8,051,113
	Electric Utilities – 5.3%

158,661	Centrais Electricas Brasileiras S.A., PFD B ADR	2,324,703

115,177	Electricite de France S.A.	2,654,580

728,279	Federal Hydrogenerating, GDR	2,825,722

71,135	Korea Electric Power Corporation, Sponsored ADR, (2)	877,095
	Total Electric Utilities	8,682,100
	Electrical Equipment – 1.8%

122,625	Areva S.A.	2,980,224
	Energy Equipment & Services – 2.6%

37,870	Transocean Inc.	1,791,251

148,580	Weatherford International Ltd, (2)	2,487,229
	Total Energy Equipment & Services	4,278,480
	Food Products – 3.3%

353,600	BrasilAgro Companhia Brasileira de Propriedades Agricoles	2,064,286

82,823	Industrias Bachoco S.A.B. de C.V., ADR	1,663,086

3,160,933	Marine Harvest	1,715,427
	Total Food Products	5,442,799
	Machinery – 1.5%

318,000	Japan Steel Works Limited	2,570,034
	Metals & Mining – 39.9%

1,736,800	Alumina Limited	2,360,158

63,099	Anglo American PLC	2,609,081

108,619	AngloGold Ashanti Limited, Sponsored ADR	4,974,750

363,469	Banro Corporation, (2)	1,770,094

87,706	Barrick Gold Corporation	4,320,398

1,458,014	CGA Mining Limited	3,678,843

194,726	Dundee Precious Metals Inc., (2)	1,827,438

5,894,323	Eastern Platinum Limited, (2)	3,174,364

44,217	Freeport-McMoRan Copper & Gold, Inc.	2,043,268

267,131	Gold Fields Limited, Sponsored ADR	4,388,962

3,650,854	Gran Colombia Gold Corporation, (2)	2,148,204

75,417	Impala Platinum Holdings Limited	1,655,566

80,549	Ivanhoe Mines Ltd., (2)	1,300,061

535,723	Kinross Gold Corporation	6,048,313

208,918	Newcrest Mining Limited	7,479,022

236,716	NovaGold Resources Inc., (2)	2,450,011

2,085,350	Polyus Gold Company, Sponsored GDR	6,673,120

1,038,944	Saint Barbara Limited	2,581,008

54	Nuveen Investments

Shares	Description (1)				Value

	Metals & Mining (continued)

178,608	Silver Standard Resources, Inc., (2)				$3,084,560

4,158,044	Village Main Reef Limited				1,249,364
	Total Metals & Mining				65,816,585
	Oil, Gas & Consumable Fuels – 34.0%

155,880	Arch Coal Inc.				2,249,348

921,973	Bankers Petroleum Limited, (2)				4,928,468

273,699	Cameco Corporation				6,368,976

221,775	Chesapeake Energy Corporation				4,686,106

82,186	CONSOL Energy Inc.				2,937,328

24,910	Devon Energy Corporation				1,589,507

291,319	Gazprom OAO, ADR				3,524,960

71,808	Goodrich Petroleum Corporation, (2)				1,239,406

67,448	Hess Corporation				3,797,322

262,006	Nexen Inc.				4,695,148

103,365	Niko Resources Limited				5,050,216

42,912	Peabody Energy Corporation				1,462,870

110,097	Petrobras Argentina S.A., ADR				1,787,975

11,774,000	PT Medco Energi Internasional Tbk				3,045,000

1,664,460	Saras SpA				2,277,347

71,363	Suncor Energy, Inc.				2,462,024

328,799	Talisman Energy Inc.				3,919,284
	Total Oil, Gas & Consumable Fuels				56,021,285
	Total Common Stocks (cost $170,381,981)				157,234,358

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.6%

	Metals & Mining – 0.6%

$1,506	First Uranium Corporation	4.250%	6/30/12	N/R	$976,264
$1,506	Total Convertible Bonds (cost $1,428,271)				976,264

Shares	Description (1)				Value
	WARRANTS – 0.0%

494,112	Gran Colombia Gold Corporation				$83,773
	Total Warrants (cost $365,198)				83,773

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 3.1%

$5,040	Repurchase Agreement with State Street Bank, dated 1/31/12, repurchase price $5,039,664, collateralized by $4,540,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $5,143,407	0.010%	2/01/12		$5,039,663
	Total Short-Term Investments (cost $5,039,663)				5,039,663
	Total Investments (cost $177,215,113) – 99.0%				163,334,058
	Other Assets Less Liabilities – 1.0%				1,626,800
	Net Assets – 100%				$164,960,858

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Resources Fund (continued)

January 31, 2012

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not Rated.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

56	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds International Value Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 97.6%

	Aerospace & Defense – 2.0%

1,040,800	Embraer Aircraft Corporation	$7,184,093

571,425	Thales S.A.	19,549,614
	Total Aerospace & Defense	26,733,707
	Air Freight & Logistics – 1.5%

2,360,246	TNT Express NV	19,752,666
	Automobiles – 1.5%

262,562	Toyota Motor Corporation, Sponsored ADR	19,293,056
	Beverages – 2.3%

1,799,500	Coca Cola West Holdings Company	30,928,168
	Capital Markets – 1.4%

1,416,156	UBS AG	19,245,560
	Commercial Banks – 1.8%

260,118	Societe Generale	6,929,135

5,249,000	Sumitomo Mitsui Trust Holdings Inc.	16,390,213
	Total Commercial Banks	23,319,348
	Commercial Services & Supplies – 2.7%

3,303,000	Dai Nippon Printing Co., Ltd.	35,534,768
	Communications Equipment – 1.7%

4,406,289	Nokia Corporation, ADR	22,207,697
	Diversified Telecommunication Services – 7.7%

923,503	Belgacom S.A.	28,828,627

1,493,349	Nippon Telegraph and Telephone Corporation, ADR	37,378,525

429,911	PT Telekomunikasi Indonesia Tbk, ADR	13,176,772

27,375,550	Telecom Italia S.p.A.	22,899,589
	Total Diversified Telecommunication Services	102,283,513
	Electric Utilities – 4.3%

673,700	Centrais Electricas Brasileiras S.A., PFD B ADR	9,862,968

813,252	Electricite de France S.A.	18,743,697

899,533	Eletrobras SA	9,241,425

1,521,745	Korea Electric Power Corporation, Sponsored ADR, (2)	18,763,116
	Total Electric Utilities	56,611,206
	Electrical Equipment – 4.1%

397,165	Alstom S.A.	15,138,566

488,246	Areva S.A., (2)	11,866,117

643,300	Mabuchi Motor Company Limited	27,556,737
	Total Electrical Equipment	54,561,420
	Electronic Equipment & Instruments – 1.7%

936,500	FUJIFILM Holdings Corp.	22,202,250
	Food & Staples Retailing – 3.5%

1,177,258	Carrefour S.A.	26,871,462

685,600	Seven & I Holdings	19,303,301
	Total Food & Staples Retailing	46,174,763
	Food Products – 1.1%

26,584,760	Marine Harvest	14,427,456

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Tradewinds International Value Fund (continued)

January 31, 2012

Shares	Description (1)	Value

	Household Durables – 2.5%

1,185,400	Matsushita Electric Industrial Co., Ltd	$9,595,799

2,471,000	Sekisui House, Ltd.	23,212,228
	Total Household Durables	32,808,027
	Industrial Conglomerates – 1.5%

207,907	Siemens AG	19,618,666
	Insurance – 5.2%

191,295	Allianz SE	21,033,775

505,370	Axis Capital Holdings Limited	15,555,289

1,567,300	MS&AD Insurance Group Holdings Inc.	32,139,726
	Total Insurance	68,728,790
	Internet & Catalog Retail – 1.1%

8,282,227	Home Retail Group	14,016,924
	Leisure Equipment & Products – 1.5%

407,200	Sankyo Company Ltd	19,900,551
	Machinery – 1.2%

2,041,000	Japan Steel Works Limited	16,495,093
	Media – 1.6%

1,200,435	Wolters	21,763,367
	Metals & Mining – 15.5%

9,577,379	Alumina Limited	13,014,815

751,378	AngloGold Ashanti Limited, Sponsored ADR	34,413,112

960,585	Barrick Gold Corporation	47,318,417

1,647,932	Gold Fields Limited	27,180,733

3,003,900	Kinross Gold Corporation	33,914,031

1,028,721	Newcrest Mining Limited	36,827,017

3,994,235	Polyus Gold International Limited, GDR, (2), (3)	13,061,148
	Total Metals & Mining	205,729,273
	Oil, Gas & Consumable Fuels – 9.3%

1,737,519	Cameco Corporation	40,432,067

1,622,162	Gazprom OAO, GDR	19,628,160

1,825,884	Nexen Inc.	32,719,841

284,919	Niko Resources Limited	13,920,596

1,400,527	Talisman Energy Inc.	16,694,282
	Total Oil, Gas & Consumable Fuels	123,394,946
	Personal Products – 1.9%

1,374,600	Shiseido Company, Limited	25,230,457
	Pharmaceuticals – 9.4%

786,148	AstraZeneca PLC	37,839,531

764,100	Daiichi Sankyo Company Limited	14,546,170

1,535,973	GlaxoSmithKline PLC	34,127,462

508,401	Sanofi S.A.	37,553,325
	Total Pharmaceuticals	124,066,488
	Road & Rail – 0.6%

196,800	West Japan Railway Company	8,339,858

58	Nuveen Investments

Shares	Description (1)			Value

	Semiconductors & Equipment – 1.6%

432,200	Rohm Company Limited			$21,434,217
	Software – 1.4%

142,100	Nintendo Co., Ltd.			19,277,276
	Textiles, Apparel & Luxury Goods – 1.7%

1,713,000	Wacoal Holdings Corporation			22,384,519
	Wireless Telecommunication Services – 4.3%

2,351,710	SK Telecom Company Limited, ADR			32,947,457

9,104,366	Vodafone Group PLC			24,504,107
	Total Wireless Telecommunication Services			57,451,564
	Total Common Stocks (cost $1,399,877,372)			1,293,915,594

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.1%

$27,038	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/12, repurchase price $27,037,719, collateralized by $24,430,000 U.S. Treasury Notes, 4.000%, due 2/15/15, value $27,583,253	0.010%	2/01/12	$27,037,711
	Total Short-Term Investments (cost $27,037,711)			27,037,711
	Total Investments (cost $1,426,915,083) – 99.7%			1,320,953,305
	Other Assets Less Liabilities – 0.3%			4,513,945
	Net Assets – 100%			$1,325,467,250

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Japan Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.4%

	Automobiles – 1.4%

962	Toyota Motor Corporation, Sponsored ADR	$70,688
	Beverages – 5.0%

8,600	Coca Cola West Holdings Company	147,809

8,000	Kirin Holdings Company, Limited	98,032
	Total Beverages	245,841
	Building Products – 2.0%

4,800	JS Group Corporation	99,250
	Capital Markets – 2.6%

35,000	Daiwa Securities Group Inc.	125,820
	Chemicals – 2.5%

19,000	Chugoku Marine Paints Limited	120,900
	Commercial Banks – 4.2%

20,000	77 Bank Limited	91,839

37,000	Sumitomo Mitsui Trust Holdings Inc.	115,534
	Total Commercial Banks	207,373
	Commercial Services & Supplies – 8.3%

9,000	Dai Nippon Printing Co., Ltd.	96,825

5,200	Duskin Company Limited	102,881

2,200	Secom Company	102,900

13,000	Toppan Printing Company Limited	104,041
	Total Commercial Services & Supplies	406,647
	Construction & Engineering – 2.2%

22,000	Obayashi Corporation	106,219
	Containers & Packaging – 1.6%

5,400	Toyo Seikan Kaisha	79,987
	Diversified Telecommunication Services – 2.9%

5,653	Nippon Telegraph and Telephone Corporation, ADR	141,495
	Electrical Equipment – 6.0%

9,000	Futaba Corporation	148,780

3,400	Mabuchi Motor Company Limited	145,644
	Total Electrical Equipment	294,424
	Electronic Equipment & Instruments – 5.0%

6,013	FujiFilm Holdings Corporation, ADR, (2)	143,410

1,200	Kyocera Corporation	102,335
	Total Electronic Equipment & Instruments	245,745
	Food & Staples Retailing – 2.9%

5,100	Seven & I Holdings	143,592
	Food Products – 4.0%

10,000	Nippon Meat Packers Inc.	127,001

1,800	Nissin Foods Holdings Company Limited	68,580
	Total Food Products	195,581
	Household Durables – 4.8%

16,212	Panasonic Corporation, ADR	131,155

11,000	Sekisui House, Ltd.	103,332
	Total Household Durables	234,487

60	Nuveen Investments

Shares	Description (1)	Value

	Insurance – 4.6%

7,700	MS&AD Insurance Group Holdings Inc.	$157,902

3,000	NKSJ Holdings Inc.	65,258
	Total Insurance	223,160
	Leisure Equipment & Products – 2.7%

25	Fields Corporation	37,490

1,900	Sankyo Company Ltd	92,856
	Total Leisure Equipment & Products	130,346
	Machinery – 1.6%

4,000	Japan Steel Works Limited	32,327

3,000	Amada Company Limited	20,743

3,000	Organo Corporation	23,419
	Total Machinery	76,489
	Media – 2.6%

1,240	Hakuhodo DY Holdings Inc.	76,056

29	TV Asahi Corporation	50,756
	Total Media	126,812
	Oil, Gas & Consumable Fuels – 2.5%

19,900	JX Holdings Inc.	120,100
	Personal Products – 5.4%

5,200	KAO Corporation	136,856

7,000	Shiseido Company, Limited	128,483
	Total Personal Products	265,339
	Pharmaceuticals – 6.9%

2,700	Astellas Pharma Inc.	110,876

6,200	Daiichi Sankyo Company Limited	118,029

3,300	Kissei Pharmaceuticals Company Limited	68,191

900	Takeda Pharmaceutical Company, Limited	39,084
	Total Pharmaceuticals	336,180
	Real Estate Management & Development – 2.1%

8,000	Daiwa House Industry Company Limited	101,076
	Road & Rail – 2.2%

900	East Japan Railway Company	58,272

1,200	West Japan Railway Company	50,853
	Total Road & Rail	109,125
	Semiconductors & Equipment – 2.6%

2,600	Rohm Company Limited	128,943
	Software – 2.2%

800	Nintendo Co., Ltd.	108,528
	Textiles, Apparel & Luxury Goods – 2.7%

10,000	Wacoal Holdings Corporation	130,674
	Trading Companies & Distributors – 2.1%

5,900	Mitsui & Company Limited	100,165
	Transportation Infrastructure – 0.9%

5,000	Kamigumi Company Limited	44,017

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Japan Fund (continued)

January 31, 2012

Shares	Description (1)	Value

	Wireless Telecommunication Services – 2.9%

8,033	NTT DoCoMo Inc., Sponsored ADR	$142,827
	Total Investments (cost $4,644,016) – 99.4%	4,861,830
	Other Assets Less Liabilities – 0.6%	27,669
	Net Assets – 100%	$4,889,499

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

62	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Small-Cap Opportunities Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 87.0%

	Aerospace & Defense – 2.7%

455	Alliant Techsystems Inc.	$27,032

3,476	Finmeccanica SPA	15,641
	Total Aerospace & Defense	42,673
	Airlines – 1.2%

1,412	Skywest Inc.	18,074
	Beverages – 2.3%

2,883	Britvic PLC	15,628

1,200	Coca Cola West Holdings Company	20,625
	Total Beverages	36,253
	Capital Markets – 4.9%

7,029	EFG – Hermes Holdings SAE	14,341

9,956	GP Investments	22,907

610	Mirae Asset Securities Company Limited	20,445

3,387	Uranium Participation Corporation, (2)	20,267
	Total Capital Markets	77,960
	Chemicals – 3.0%

5,000	Chugoku Marine Paints Limited	31,816

2,400	Fertilizantes Heringer LTDA	15,728
	Total Chemicals	47,544
	Commercial Banks – 1.5%

515	Laurentian Bank of Canada	23,729
	Commercial Services & Supplies – 2.5%

2,255	Berendsen PLC	16,371

5,944	Downer EDI Limited	22,781
	Total Commercial Services & Supplies	39,152
	Construction & Engineering – 3.3%

689	Layne Christensen Company, (2)	16,005

3,978	Murray & Roberts Holdings Limited	13,631

835	Shaw Group Inc., (2)	22,662
	Total Construction & Engineering	52,298
	Construction Materials – 2.3%

13,011	India Cements Limited, GDR	21,221

78,000	Luks Group Vietnam Holdings Company Limited	15,288
	Total Construction Materials	36,509
	Containers & Packaging – 1.5%

5,271	Cascades Inc.	23,656
	Electric Utilities – 2.0%

377	IDACORP, INC	15,891

634	Portland General Electric Company	15,812
	Total Electric Utilities	31,703
	Electronic Equipment & Instruments – 5.1%

2,647	Ingram Micro, Inc., Class A, (2)	50,240

587	Tech Data Corporation, (2)	30,477
	Total Electronic Equipment & Instruments	80,717

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Small-Cap Opportunities Fund (continued)

January 31, 2012

Shares	Description (1)	Value

	Food Products – 10.1%

1,499	Cresud S.A., ADR	$18,977

2,891	Dean Foods Company, (2)	31,107

1,272	Fresh Del Monte Produce Inc.	31,139

2,781	Gruma, S.A.B. de C.V., ADR, (2)	24,445

1,165	Industrias Bachoco S.A.B. de C.V., ADR	23,393

74	KWS Saat AG	15,299

29,283	Marine Harvest	15,892
	Total Food Products	160,252
	Health Care Providers & Services – 0.9%

2,100	Profarma Distribuidora de Produtos Farmaceuticos S.A.	14,303
	Hotels, Restaurants & Leisure – 2.4%

1,468	OPAP S.A.	15,035

1,578	Orascom Development Holding AG	23,314
	Total Hotels, Restaurants & Leisure	38,349
	Household Durables – 1.0%

2,816	Gafisa S.A.	15,263
	Insurance – 3.5%

401	Endurance Specialty Holdings Limited	14,997

4,019	Old Republic International Corporation	39,708
	Total Insurance	54,705
	Internet & Catalog Retail – 1.3%

12,258	Home Retail Group	20,746
	Leisure Equipment & Products – 1.5%

16	Fields Corporation	23,994
	Marine – 1.5%

1,061	Stolt-Nielsen S.A.	22,786
	Metals & Mining – 10.1%

4,308	Alumina Limited, Sponsored ADR	23,436

3,970	Banro Corporation, (2)	19,334

6,785	CGA Mining Limited	17,120

28,654	Eastern Platinum Limited, (2)	15,431

29,203	Gran Colombia Gold Corporation, (2)	17,183

2,565	NovaGold Resources Inc., (2)	26,548

6,693	Saint Barbara Limited	16,627

1,352	Silver Standard Resources, Inc., (2)	23,349
	Total Metals & Mining	159,028
	Oil, Gas & Consumable Fuels – 14.3%

1,615	Arch Coal Inc.	23,304

7,187	Bankers Petroleum Limited, (2)	38,417

1,400	ERG S.P.A	16,005

1,282	Goodrich Petroleum Corporation, (2)	22,127

761	Niko Resources Limited	37,181

1,892	Petrobras Argentina S.A., ADR	30,726

130,000	PT Medco Energi Internasional Tbk	33,621

17,349	Saras SpA	23,737
	Total Oil, Gas & Consumable Fuels	225,118

64	Nuveen Investments

Shares	Description (1)				Value

	Paper & Forest Products – 0.5%

578	Glatfelter				$8,543
	Pharmaceuticals – 2.6%

315	EGIS PLC				23,131

28,000	United Laboratories International Holdings Ltd				17,691
	Total Pharmaceuticals				40,822
	Professional Services – 1.5%

1,950	CBIZ Inc., (2)				12,227

285	Manpower Inc.				11,431
	Total Professional Services				23,658
	Real Estate Management & Development – 0.9%

13,400	KLCC Property Holdings Berhad DD				14,448
	Specialty Retail – 0.9%

5,422	Office Depot, Inc., (2)				14,802
	Wireless Telecommunication Services – 1.7%

712,900	SafariCom Limited				27,190
	Total Common Stocks (cost $1,279,216)				1,374,275

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 1.6%

	Metals & Mining – 0.7%

$16	First Uranium Corporation	4.250%	6/30/12	N/R	$10,372
	Oil, Gas & Consumable Fuels – 0.9%

25	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	15,094
$41	Total Convertible Bonds (cost $26,915)				25,466

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 23.4%

$370	Repurchase Agreement with State Street Bank, dated 1/31/12, repurchase price $370,028, collateralized by $335,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $379,525	0.010%	2/01/12		$370,028
	Total Short-Term Investments (cost $370,028)				370,028
	Total Investments (cost $1,676,159) – 112.0%				1,769,769
	Other Assets Less Liabilities – (12.0)%				(189,316)
	Net Assets – 100%				$1,580,453

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not Rated.

ADR	American Depositary Receipt.

DD	Investment or portion of investment purchased on a delayed delivery basis.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of Assets and Liabilities (Unaudited)

January 31, 2012

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation Fund
Assets
Long-term investments, at value (cost $129,743,590, $2,001,505,596, $66,481,290 and $3,212,694, respectively)	$110,357,171	$1,963,747,825	$65,569,395	$2,760,073
Short-term investments (at cost, which approximates value)	3,555,990	44,377,654	—	230,440
Deposits with broker	—	—	—	965,096
Cash	—	—	5,610,603	—
Cash denominated in foreign currencies (cost $115,818, $6, $782,056 and $4,079, respectively)	119,566	6	791,088	4,058
Receivables:
Dividends	62,558	46,027	2,235	—
From Adviser	—	—	—	—
Interest	80,695	12	—	10,383
Investments sold	274,677	14,915,837	1,158,454	70,826
Reclaims	—	—	151	595
Shares sold	992,445	10,058,783	220,914	49,000
Other assets	61	34,413	24	3
Total assets	115,443,163	2,033,180,557	73,352,864	4,090,474
Liabilities
Call options written, at value (premiums received $—, $—, $— and $2,985, respectively)	—	—	—	385
Securities sold short, at value (proceeds $—, $—, $17,026,440 and $716,429, respectively)	—	—	21,455,174	930,549
Payables:
Dividends on securities sold short	—	—	8,825	—
Investments purchased	—	31,651,759	1,180,620	12,798
Shares redeemed	57,907	3,280,625	56,552	—
Accrued expenses:
Management fees	111,754	1,353,530	40,677	16,430
12b-1 distribution and service fees	7,901	387,576	6,592	958
Other	91,933	1,178,479	45,648	44,584
Total liabilities	269,495	37,851,969	22,794,088	1,005,704
Net assets	$115,173,668	$1,995,328,588	$50,558,776	$3,084,770
Class A Shares
Net assets	$22,470,602	$728,138,790	$22,449,179	$1,389,239
Shares outstanding	694,108	27,732,336	818,768	74,456
Net asset value per share	$32.37	$26.26	$27.42	$18.66
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$34.34	$27.86	$29.09	$19.80
Class B Shares
Net assets	N/A	$2,697,536	N/A	N/A
Shares outstanding	N/A	103,600	N/A	N/A
Net asset value and offering price per share	N/A	$26.04	N/A	N/A
Class C Shares
Net assets	$4,353,381	$284,472,782	$2,520,305	$709,044
Shares outstanding	134,961	10,913,121	92,613	37,997
Net asset value and offering price per share	$32.26	$26.07	$27.21	$18.66
Class R3 Shares
Net assets	$74,660	$967,470	$42,189	$233,427
Shares outstanding	2,309	36,903	1,540	12,500
Net asset value and offering price per share	$32.33	$26.22	$27.40	$18.67
Class I Shares
Net assets	$88,275,025	$979,052,010	$25,547,103	$753,060
Shares outstanding	2,725,230	37,318,576	930,838	40,406
Net asset value and offering price per share	$32.39	$26.23	$27.45	$18.64
Net assets consist of:
Capital paid-in	$143,401,339	$2,047,078,470	$56,446,473	$3,661,516
Undistributed (over-distribution of) net investment income	(1,012,415)	(12,641,633)	(451,136)	31,232
Accumulated net realized gain (loss)	(7,833,302)	(1,353,073)	(105,167)	56,181
Net unrealized appreciation (depreciation)	(19,381,954)	(37,755,176)	(5,331,394)	(664,159)
Net assets	$115,173,668	$1,995,328,588	$50,558,776	$3,084,770
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

66	Nuveen Investments

	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Assets
Long-term investments, at value (cost $172,175,450, $1,399,877,372, $4,644,016 and $1,306,131, respectively)	$158,294,395	$1,293,915,594	$4,861,830	$1,399,741
Short-term investments (at cost, which approximates value)	5,039,663	27,037,711	—	370,028
Deposits with broker	—	—	—	—
Cash	—	—	63,994	—
Cash denominated in foreign currencies (cost $—, $602,168, $— and $427, respectively)	—	600,675	—	438
Receivables:
Dividends	15,570	5,261,861	6,588	754
From Adviser	—	—	—	7,129
Interest	5,498	8	—	309
Investments sold	1,640,916	—	—	—
Reclaims	—	163,214	—	—
Shares sold	916,870	4,364,783	—	4,606
Other assets	76	57,542	6	14,473
Total assets	165,912,988	1,331,401,388	4,932,418	1,797,478
Liabilities
Call options written, at value (premiums received $—, $—, $— and $—, respectively)	—	—	—	—
Securities sold short, at value (proceeds $—, $—, $— and $—, respectively)	—	—	—	—
Payables:
Dividends on securities sold short	—	—	—	—
Investments purchased	—	—	—	216,598
Shares redeemed	625,836	3,574,441	—	—
Accrued expenses:
Management fees	168,139	912,718	2,786	—
12b-1 distribution and service fees	26,154	168,769	572	427
Other	132,001	1,278,210	39,561	—
Total liabilities	952,130	5,934,138	42,919	217,025
Net assets	$164,960,858	$1,325,467,250	$4,889,499	$1,580,453
Class A Shares
Net assets	$39,374,355	$484,262,952	$892,090	$726,385
Shares outstanding	1,760,658	21,395,227	42,406	31,865
Net asset value per share	$22.36	$22.63	$21.04	$22.80
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$23.72	$24.01	$22.32	$24.19
Class B Shares
Net assets	N/A	$4,429,963	N/A	N/A
Shares outstanding	N/A	205,092	N/A	N/A
Net asset value and offering price per share	N/A	$21.60	N/A	N/A
Class C Shares
Net assets	$21,302,621	$74,289,413	$355,452	$284,167
Shares outstanding	966,735	3,438,072	16,912	12,500
Net asset value and offering price per share	$22.04	$21.61	$21.02	$22.73
Class R3 Shares
Net assets	$68,479	$3,333,207	$262,880	$284,670
Shares outstanding	3,056	146,027	12,500	12,500
Net asset value and offering price per share	$22.41	$22.83	$21.03	$22.77
Class I Shares
Net assets	$104,215,403	$759,151,715	$3,379,077	$285,231
Shares outstanding	4,645,822	33,398,390	160,547	12,502
Net asset value and offering price per share	$22.43	$22.73	$21.05	$22.81
Net assets consist of:
Capital paid-in	$187,796,921	$1,498,164,482	$4,937,748	$1,433,121
Undistributed (over-distribution of) net investment income	(1,950,216)	2,156,372	(112,385)	207
Accumulated net realized gain (loss)	(7,004,853)	(69,082,355)	(153,800)	53,775
Net unrealized appreciation (depreciation)	(13,880,994)	(105,771,249)	217,936	93,350
Net assets	$164,960,858	$1,325,467,250	$4,889,499	$1,580,453
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

N/A –	Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Operations (Unaudited)

Six Months Ended January 31, 2012

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation Fund
Investment Income
Dividends (net of foreign tax withheld of $39,417, $1,003,370, $30,974 and $1,502, respectively)	$596,842	$19,147,030	$576,327	$32,771
Interest	226,728	3,354	—	67,174
Total investment income	823,570	19,150,384	576,327	99,945
Expenses
Management fees	688,309	8,691,154	253,829	16,313
12b-1 service fees – Class A	29,197	980,915	23,632	1,880
12b-1 distribution and service fees – Class B	N/A	14,047	N/A	N/A
12b-1 distribution and service fees – Class C	22,023	1,431,145	11,885	3,350
12b-1 distribution and service fees – Class R3	127	1,989	112	613
Dividends expense on securities sold short	—	—	46,757	2,061
Shareholders’ servicing agent fees and expenses	37,704	964,912	19,609	2,228
Custodian’s fees and expenses	76,684	364,390	22,207	5,139
Enhanced custody expense	—	—	48,463	1,997
Trustees’ fees and expenses	1,546	29,786	670	49
Professional fees	24,843	68,012	20,994	17,618
Shareholders’ reports – printing and mailing expenses	15,640	236,616	8,102	—
Federal and state registration fees	28,236	96,169	30,586	17,288
Other expenses	1,420	25,260	583	—
Total expenses before custodian fee credit and expense reimbursement	925,729	12,904,395	487,429	68,536
Custodian fee credit	(4)	(73)	(978)	(6)
Expense reimbursement	—	—	(20,445)	(37,686)
Net expenses	925,725	12,904,322	466,006	30,844
Net investment income (loss)	(102,155)	6,246,062	110,321	69,101
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(7,831,966)	3,986,022	1,000,897	12,015
Options purchased	—	—	—	(4,478)
Options written	—	—	—	77,238
Securities sold short	—	—	(845,828)	(25,515)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(12,069,123)	(148,719,208)	(4,237,584)	(456,741)
Options purchased	—	—	—	4,213
Options written	—	—	—	(8,163)
Securities sold short	—	—	528,177	101,920
Net realized and unrealized gain (loss)	(19,901,089)	(144,733,186)	(3,554,338)	(299,511)
Net increase (decrease) in net assets from operations	$(20,003,244)	$(138,487,124)	$(3,444,017)	$(230,410)

See accompanying notes to financial statements.

68	Nuveen Investments

	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Investment Income
Dividends (net of foreign tax withheld of $56,044, $948,712, $3,804 and $176, respectively)	$779,177	$13,610,756	$50,535	$3,881
Interest	172,566	2,780	6	2,736
Total investment income	951,743	13,613,536	50,541	6,617
Expenses
Management fees	718,186	5,604,123	24,895	3,759
12b-1 service fees – Class A	55,148	635,103	923	259
12b-1 distribution and service fees – Class B	N/A	23,612	N/A	N/A
12b-1 distribution and service fees – Class C	109,974	402,892	1,664	936
12b-1 distribution and service fees – Class R3	171	7,362	671	469
Dividends expense on securities sold short	—	—	—	—
Shareholders’ servicing agent fees and expenses	115,612	1,093,522	2,242	94
Custodian’s fees and expenses	40,017	151,279	14,111	9
Enhanced custody expense	—	—	—	—
Trustees’ fees and expenses	2,197	20,098	80	13
Professional fees	24,624	53,849	15,806	5,948
Shareholders’ reports – printing and mailing expenses	33,986	293,610	3,845	586
Federal and state registration fees	34,744	63,328	23,266	2,524
Other expenses	1,377	19,970	222	7,477
Total expenses before custodian fee credit and expense reimbursement	1,136,036	8,368,748	87,725	22,074
Custodian fee credit	(14)	(37)	(9)	(9)
Expense reimbursement	—	—	(49,658)	(15,655)
Net expenses	1,136,022	8,368,711	38,058	6,410
Net investment income (loss)	(184,279)	5,244,825	12,483	207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(6,853,887)	7,296,824	(150,050)	53,775
Options purchased	—	—	—	—
Options written	—	—	—	—
Securities sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(13,170,776)	(164,932,606)	(668,708)	93,350
Options purchased	—	—	—	—
Options written	—	—	—	—
Securities sold short	—	—	—	—
Net realized and unrealized gain (loss)	(20,024,663)	(157,635,782)	(818,758)	147,125
Net increase (decrease) in net assets from operations	$(20,208,942)	$(152,390,957)	$(806,275)	$147,332

N/A –	Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of Changes in Net Assets (Unaudited)

	Tradewinds Emerging Markets		Tradewinds Global All-Cap		Tradewinds Global All-Cap Plus
	Six Months Ended 1/31/12	Year Ended 7/31/11	Six Months Ended 1/31/12	Year Ended 7/31/11	Six Months Ended 1/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$(102,155)	$390,006	$6,246,062	$12,241,321	$110,321	$309,673
Net realized gain (loss) from:
Investments and foreign currency	(7,831,966)	3,658,217	3,986,022	160,981,359	1,000,897	4,611,741
Options purchased	—	—	—	—	—	—
Options written	—	—	—	—	—	—
Securities sold short	—	—	—	—	(845,828)	(401,393)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(12,069,123)	(8,233,402)	(148,719,208)	69,085,691	(4,237,584)	2,454,223
Options purchased	—	—	—	—	—	—
Options written	—	—	—	—	—	—
Securities sold short	—	—	—	—	528,177	(4,354,265)
Net increase (decrease) in net assets from operations	(20,003,244)	(4,185,179)	(138,487,124)	242,308,371	(3,444,017)	2,619,979
Distributions to Shareholders
From net investment income:
Class A	(263,756)	(73,287)	(8,080,400)	(11,661,354)	(301,695)	(44,144)
Class B	N/A	N/A	(6,564)	(35,703)	N/A	N/A
Class C	(10,879)	—	(668,822)	(2,149,307)	(15,394)	—
Class R3	(436)	(194)	(6,830)	(3,992)	(492)	(60)
Class I	(1,138,725)	(229,565)	(13,137,306)	(13,281,874)	(441,341)	(156,307)
From accumulated net realized gains:
Class A	(535,500)	(601,812)	(46,607,577)	(1,259,428)	(1,589,566)	(426,497)
Class B	N/A	N/A	(170,487)	(6,437)	N/A	N/A
Class C	(102,267)	(87,549)	(17,432,589)	(375,214)	(199,398)	(62,878)
Class R3	(1,165)	(2,995)	(52,389)	(547)	(3,512)	(1,790)
Class I	(1,893,338)	(835,587)	(60,678,214)	(1,235,733)	(2,005,501)	(894,795)
Decrease in net assets from distributions to shareholders	(3,946,066)	(1,830,989)	(146,841,178)	(30,009,589)	(4,556,899)	(1,586,471)
Fund Share Transactions
Proceeds from sale of shares	56,724,991	143,275,219	243,831,092	1,710,969,950	14,953,503	33,616,642
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,533,881	1,108,817	107,842,872	20,686,552	3,975,461	1,404,908
	60,258,872	144,384,036	351,673,964	1,731,656,502	18,928,964	35,021,550
Cost of shares redeemed	(47,249,109)	(31,428,264)	(537,526,368)	(410,494,770)	(7,468,014)	(11,458,058)
Redemption fees	7,236	3,248	32,619	134,390	1,871	2,728
Net increase (decrease) in net assets from Fund share transactions	13,016,999	112,959,020	(185,819,785)	1,321,296,122	11,462,821	23,566,220
Net increase (decrease) in net assets	(10,932,311)	106,942,852	(471,148,087)	1,533,594,904	3,461,905	24,599,728
Net assets at the beginning of period	126,105,979	19,163,127	2,466,476,675	932,881,771	47,096,871	22,497,143
Net assets at the end of period	$115,173,668	$126,105,979	$1,995,328,588	$2,466,476,675	$50,558,776	$47,096,871
Undistributed (Over-distribution of) net investment income at the end of period	$(1,012,415)	$503,536	$(12,641,633)	$3,012,227	$(451,136)	$197,465

See accompanying notes to financial statements.

70	Nuveen Investments

	Tradewinds Global Flexible Allocation		Tradewinds Global Resources		Tradewinds International Value
	Six Months Ended 1/31/12	Year Ended 7/31/11	Six Months Ended 1/31/12	Year Ended 7/31/11	Six Months Ended 1/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$69,101	$43,172	$(184,279)	$(282,871)	$5,244,825	$23,148,015
Net realized gain (loss) from:
Investments and foreign currency	12,015	113,050	(6,853,887)	5,155,338	7,296,824	56,255,707
Options purchased	(4,478)	—	—	—	—	—
Options written	77,238	6,315	—	—	—	—
Securities sold short	(25,515)	20,598	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(456,741)	(32,899)	(13,170,776)	(2,545,890)	(164,932,606)	31,128,076
Options purchased	4,213	(3,685)	—	—	—	—
Options written	(8,163)	14,221	—	—	—	—
Securities sold short	101,920	(313,363)	—	—	—	—
Net increase (decrease) in net assets from operations	(230,410)	(152,591)	(20,208,942)	2,326,577	(152,390,957)	110,531,798
Distributions to Shareholders
From net investment income:
Class A	(40,997)	(4,346)	(219,202)	(284,422)	(8,955,023)	(5,550,573)
Class B	N/A	N/A	N/A	N/A	(46,615)	(14,221)
Class C	(14,897)	—	—	(23,866)	(785,135)	(214,163)
Class R3	(6,457)	(550)	(174)	(497)	(47,504)	(16,522)
Class I	(32,802)	(3,238)	(850,983)	(303,090)	(16,018,492)	(7,223,702)
From accumulated net realized gains:
Class A	(51,374)	—	(1,099,913)	(300,707)	—	—
Class B	N/A	N/A	N/A	N/A	—	—
Class C	(25,478)	—	(592,617)	(114,270)	—	—
Class R3	(8,920)	—	(1,844)	(928)	—	—
Class I	(37,183)	—	(2,851,150)	(333,756)	—	—
Decrease in net assets from distributions to shareholders	(218,108)	(8,134)	(5,615,883)	(1,361,536)	(25,852,769)	(13,019,181)
Fund Share Transactions
Proceeds from sale of shares	527,603	3,918,877	67,240,286	194,825,038	299,843,162	765,857,412
Proceeds from shares issued to shareholders due to reinvestment of distributions	151,695	3,939	3,318,782	945,269	18,665,261	10,472,350
	679,298	3,922,816	70,559,068	195,770,307	318,508,423	776,329,762
Cost of shares redeemed	(1,301,332)	(637,711)	(50,443,566)	(44,655,406)	(317,402,534)	(483,349,363)
Redemption fees	—	—	6,916	11,775	17,967	53,238
Net increase (decrease) in net assets from Fund share transactions	(622,034)	3,285,105	20,122,418	151,126,676	1,123,856	293,033,637
Net increase (decrease) in net assets	(1,070,552)	3,124,380	(5,702,407)	152,091,717	(177,119,870)	390,546,254
Net assets at the beginning of period	4,155,322	1,030,942	170,663,265	18,571,548	1,502,587,120	1,112,040,866
Net assets at the end of period	$3,084,770	$4,155,322	$164,960,858	$170,663,265	$1,325,467,250	$1,502,587,120
Undistributed (Over-distribution of) net investment income at the end of period	$31,232	$57,284	$(1,950,216)	$(695,578)	$2,156,372	$22,764,316

N/A –	Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of Changes in Net Assets (Unaudited) (continued)

	Tradewinds Japan		Tradewinds Small-Cap Opportunities
	Six Months Ended 1/31/12	Year Ended 7/31/11	For the Period 9/22/11 (Commencement of Operations) through 1/31/12
Operations
Net investment income (loss)	$12,483	$24,002	$207
Net realized gain (loss) from:
Investments and foreign currency	(150,050)	16,263	53,775
Options purchased	—	—	—
Options written	—	—	—
Securities sold short	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(668,708)	632,723	93,350
Options purchased	—	—	—
Options written	—	—	—
Securities sold short	—	—	—
Net increase (decrease) in net assets from operations	(806,275)	672,988	147,332
Distributions to Shareholders
From net investment income:
Class A	(19,444)	(3,406)	—
Class B	N/A	N/A	N/A
Class C	(4,608)	(1,386)	—
Class R3	(5,101)	(2,731)	—
Class I	(84,904)	(52,484)	—
From accumulated net realized gains:
Class A	(1,830)	—	—
Class B	N/A	N/A	N/A
Class C	(682)	—	—
Class R3	(548)	—	—
Class I	(7,130)	—	—
Decrease in net assets from distributions to shareholders	(124,247)	(60,007)	—
Fund Share Transactions
Proceeds from sale of shares	692,513	6,000,768	1,433,121
Proceeds from shares issued to shareholders due to reinvestment of distributions	30,311	2,687	—
	722,824	6,003,455	1,433,121
Cost of shares redeemed	(5,194,068)	(531,209)	—
Redemption fees	—	345	—
Net increase (decrease) in net assets from Fund share transactions	(4,471,244)	5,472,591	1,433,121
Net increase (decrease) in net assets	(5,401,766)	6,085,572	1,580,453
Net assets at the beginning of period	10,291,265	4,205,693	—
Net assets at the end of period	$4,889,499	$10,291,265	$1,580,453
Undistributed (Over-distribution of) net investment income at the end of period	$(112,385)	$(10,811)	$207
N/A –	Fund does not offer Class B Shares.

See accompanying notes to financial statements.

72	Nuveen Investments

Financial Highlights

Nuveen Investments	73

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS EMERGING MARKETS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (12/08)
2012(f)	$39.23	$(.05)	$(5.74)	$(5.79)	$(.36)	$(.71)	$(1.07)	—	**	$32.37
2011	37.13	.12	3.93	4.05	(.21)	(1.74)	(1.95)	—	**	39.23
2010	31.45	.57	7.60	8.17	(.38)	(2.11)	(2.49)	—	**	37.13
2009(e)	20.00	.27	11.18	11.45	—	—	—	—		31.45
Class C (12/08)
2012(f)	38.87	(.18)	(5.65)	(5.83)	(.07)	(.71)	(.78)	—	**	32.26
2011	36.90	(.18)	3.89	3.71	—	(1.74)	(1.74)	—	**	38.87
2010	31.31	.08	7.79	7.87	(.17)	(2.11)	(2.28)	—	**	36.90
2009(e)	20.00	.17	11.14	11.31	—	—	—	—		31.31
Class R3 (12/08)
2012(f)	39.11	(.10)	(5.71)	(5.81)	(.26)	(.71)	(.97)	—	**	32.33
2011	37.06	(.28)	4.18	3.90	(.11)	(1.74)	(1.85)	—	**	39.11
2010	31.40	.24	7.84	8.08	(.31)	(2.11)	(2.42)	—	**	37.06
2009(e)	20.00	.24	11.16	11.40	—	—	—	—		31.40
Class I (12/08)
2012(f)	39.32	(.01)	(5.76)	(5.77)	(.45)	(.71)	(1.16)	—	**	32.39
2011	37.21	.28	3.87	4.15	(.30)	(1.74)	(2.04)	—	**	39.32
2010	31.49	.45	7.83	8.28	(.45)	(2.11)	(2.56)	—	**	37.21
2009(e)	20.00	.23	11.26	11.49	—	—	—	—		31.49

74	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(14.42)%	$22,471	1.75	%*	(.33	)%*	1.75	%*	(.33	)%*	28%
10.54	25,787	1.85		.27		1.83		.30		40
26.41	6,121	4.31		(.89)		1.84		1.58		61
57.25	393	6.15	*	(2.34	)*	1.85	*	1.95	*	32

(14.77)	4,353	2.50	*	(1.09	)*	2.50	*	(1.09	)*	28
9.74	4,832	2.60		(.46)		2.58		(.44)		40
25.48	765	4.89		(2.08)		2.59		.22		61
56.55	391	6.89	*	(3.09	)*	2.60	*	1.20	*	32

(14.53)	75	2.00	*	(.60	)*	2.00	*	(.60	)*	28
10.21	57	2.22		(.85)		2.08		(.71)		40
26.10	463	4.42		(1.66)		2.09		.68		61
57.00	393	6.40	*	(2.59	)*	2.10	*	1.71	*	32

(14.32)	88,275	1.50	*	(.09	)*	1.50	*	(.09	)*	28
10.81	95,430	1.61		.66		1.58		.68		40
26.76	11,813	3.94		(1.09)		1.59		1.26		61
57.45	1,800	6.19	*	(2.99	)*	1.60	*	1.60	*	32

(a)	Per share Net Investment Income (Loss) and Redemptions Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (3/06)
2012(g)	$29.84	$.08	$(1.71)	$(1.63)	$(.28)	$(1.67)	$(1.95)	—	**	$26.26
2011	25.05	.20	5.17	5.37	(.52)	(.06)	(.58)	—	**	29.84
2010	21.14	.11	3.86	3.97	(.06)	—	(.06)	—	**	25.05
2009	24.03	.13	(1.32)	(1.19)	(.11)	(1.59)	(1.70)	—	**	21.14
2008	25.54	.16	.09	.25	(.37)	(1.39)	(1.76)	—	**	24.03
2007	20.80	.18	4.77	4.95	(.15)	(.06)	(.21)	—	**	25.54
Class B (3/06)
2012(g)	29.46	(.02)	(1.67)	(1.69)	(.06)	(1.67)	(1.73)	—	**	26.04
2011	24.76	(.04)	5.12	5.08	(.32)	(.06)	(.38)	—	**	29.46
2010	20.99	(.09)	3.86	3.77	— **	—	—	—	**	24.76
2009	23.92	.01	(1.35)	(1.34)	—	(1.59)	(1.59)	—	**	20.99
2008	25.43	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.92
2007	20.74	.02	4.75	4.77	(.02)	(.06)	(.08)	—	**	25.43
Class C (3/06)
2012(g)	29.51	(.03)	(1.68)	(1.71)	(.06)	(1.67)	(1.73)	—	**	26.07
2011	24.79	(.01)	5.11	5.10	(.32)	(.06)	(.38)	—	**	29.51
2010	21.02	(.07)	3.84	3.77	— **	—	—	—	**	24.79
2009	23.94	— **	(1.33)	(1.33)	—	(1.59)	(1.59)	—	**	21.02
2008	25.45	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.94
2007	20.75	.01	4.77	4.78	(.02)	(.06)	(.08)	—	**	25.45
Class R3 (3/09)
2012(g)	29.75	.03	(1.69)	(1.66)	(.20)	(1.67)	(1.87)	—	**	26.22
2011	24.98	.11	5.17	5.28	(.45)	(.06)	(.51)	—	**	29.75
2010	21.09	.03	3.87	3.90	(.01)	—	(.01)	—	**	24.98
2009(e)	13.56	.08	7.45	7.53	—	—	—	—	**	21.09
Class I (3/06)(f)
2012(g)	29.86	.11	(1.72)	(1.61)	(.35)	(1.67)	(2.02)	—	**	26.23
2011	25.06	.29	5.15	5.44	(.58)	(.06)	(.64)	—	**	29.86
2010	21.14	.18	3.85	4.03	(.11)	—	(.11)	—	**	25.06
2009	24.08	.18	(1.36)	(1.18)	(.17)	(1.59)	(1.76)	—	**	21.14
2008	25.59	.09	.22	.31	(.43)	(1.39)	(1.82)	—	**	24.08
2007	20.81	.26	4.77	5.03	(.19)	(.06)	(.25)	—	**	25.59

76	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(4.94)%	$728,139	1.25	%*	.57	%*	1.25	%*	.57	%*	32%
21.48	965,202	1.24		.69		1.24		.69		58
18.81	418,109	1.34		.44		1.34		.44		45
(2.22)	233,006	1.40		.74		1.40		.74		72
.95	273,879	1.29		.63		1.29		.63		54
23.88	211,912	1.29		.77		1.29		.77		22

(5.29)	2,698	2.00	*	(.18	)*	2.00	*	(.18	)*	32
20.58	3,271	1.99		(.12)		1.99		(.12)		58
17.96	2,841	2.09		(.39)		2.09		(.39)		45
(3.03)	2,622	2.15		.03		2.15		.03		72
.15	3,209	2.05		(.11)		2.05		(.11)		54
23.06	762	2.04		.07		2.04		.07		22

(5.31)	284,473	2.00	*	(.19	)*	2.00	*	(.19	)*	32
20.60	320,522	1.99		(.05)		1.99		(.05)		58
17.94	123,726	2.09		(.27)		2.09		(.27)		45
(2.98)	48,711	2.15		—	***	2.15		—	***	72
.16	53,299	2.04		(.13)		2.04		(.13)		54
23.10	27,666	2.04		.03		2.04		.03		22

(5.05)	967	1.50	*	.22	*	1.50	*	.22	*	32
21.18	634	1.49		.40		1.49		.40		58
18.52	387	1.59		.11		1.59		.11		45
55.53	233	1.66	*	1.01	*	1.66	*	1.01	*	72

(4.81)	979,052	1.00	*	.83	*	1.00	*	.83	*	32
21.77	1,176,849	.99		.99		.99		.99		58
19.10	387,819	1.09		.74		1.09		.74		45
(2.11)	118,560	1.15		1.01		1.15		1.01		72
1.20	84,493	1.08		.35		1.08		.35		54
24.22	6,213	1.05		1.09		1.05		1.09		22

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended January 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP PLUS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (12/08)
2012(g)	$32.78	$.04	$(2.72)	$(2.68)	$(.40)	$(2.28)	$(2.68)	—	**	$27.42
2011	30.78	.22	3.06	3.28	(.12)	(1.16)	(1.28)	—	**	32.78
2010	28.89	— **	3.80	3.80	(.15)	(1.76)	(1.91)	—		30.78
2009(f)	20.00	.08	8.81	8.89	—	—	—	—		28.89
Class C (12/08)
2012(g)	32.40	(.05)	(2.70)	(2.75)	(.16)	(2.28)	(2.44)	—	**	27.21
2011	30.55	(.03)	3.04	3.01	—	(1.16)	(1.16)	—	**	32.40
2010	28.77	(.20)	3.74	3.54	— **	(1.76)	(1.76)	—		30.55
2009(f)	20.00	(.02)	8.79	8.77	—	—	—	—		28.77
Class R3 (12/08)
2012(g)	32.70	.03	(2.73)	(2.70)	(.32)	(2.28)	(2.60)	—	**	27.40
2011	30.72	.01	3.17	3.18	(.04)	(1.16)	(1.20)	—		32.70
2010	28.85	(.10)	3.81	3.71	(.08)	(1.76)	(1.84)	—		30.72
2009(f)	20.00	.05	8.80	8.85	—	—	—	—		28.85
Class I (12/08)
2012(g)	32.86	.10	(2.75)	(2.65)	(.48)	(2.28)	(2.76)	—	**	27.45
2011	30.84	.28	3.10	3.38	(.20)	(1.16)	(1.36)	—	**	32.86
2010	28.94	.22	3.66	3.88	(.22)	(1.76)	(1.98)	—	**	30.84
2009(f)	20.00	.05	8.89	8.94	—	—	—	—		28.94

78	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(e)				Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(7.69)%	$22,449	2.17	%*	.22	%*	2.08	%*	.30	%*	46%
10.54	16,655	2.16		.58		2.07		.66		79
13.21	4,272	3.19		(.98)		2.19		.02		130
44.45	361	6.92	*	(4.07	)*	2.25	*	.60	*	105

(8.03)	2,520	2.92	*	(.47	)*	2.83	*	(.38	)*	46
9.71	2,386	2.90		(.18)		2.82		(.09)		79
12.36	785	3.67		(1.31)		3.00		(.64)		130
43.85	360	7.67	*	(4.82	)*	3.00	*	(.15	)*	105

(7.79)	42	2.42	*	.11	*	2.33	*	.20	*	46
10.25	50	2.65		(.31)		2.31		.04		79
12.91	384	3.06		(.86)		2.51		(.31)		130
44.25	361	7.17	*	(4.32	)*	2.50	*	.35	*	105

(7.56)	25,547	1.92	*	.57	*	1.83	*	.66	*	46
10.84	28,005	1.93		.74		1.82		.84		79
13.47	17,057	2.71		—	***	2.00		.71		130
44.70	2,935	5.18	*	(2.90	)*	1.92	*	.36	*	105

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Each ratio includes the effect of dividends expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividends Expense on Securities Sold Short to Average Net Assets			Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31,
Class A (12/08)
2012(g)	.20	%*	.21	%*
2011	.22		.17
2010	.13		.26
2009(f)	.31	*	.09	*
Class C (12/08)
2012(g)	.20	*	.21	*
2011	.22		.17
2010	.17		.27
2009(f)	.31	*	.09	*
Class R3 (12/08)
2012(g)	.20	*	0.20	*
2011	.21		.17
2010	.17		.26
2009(f)	.31	*	.09	*
Class I (12/08)
2012(g)	.20	*	.21	*
2011	.22		.17
2010	.16		.28
2009(f)	.21	*	.11	*

(f)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
(g)	For the six months ended January 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL FLEXIBLE ALLOCATION
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (5/10)
2012(g)	$21.02	$.37	$(1.45)	$(1.08)	$(.57)	$(.71)	$(1.28)	$18.66
2011	20.63	.37	.12	.49	(.10)	—	(.10)	21.02
2010(e)	20.00	(.01)	.64	.63	—	—	—	20.63
Class C (5/10)
2012(g)	20.92	.29	(1.43)	(1.14)	(.41)	(.71)	(1.12)	18.66
2011	20.60	.16	.16	.32	—	—	—	20.92
2010(e)	20.00	(.03)	.63	.60	—	—	—	20.60
Class R3 (5/10)
2012(g)	21.00	.35	(1.45)	(1.10)	(.52)	(.71)	(1.23)	18.67
2011	20.62	.19	.23	.42	(.04)	—	(.04)	21.00
2010(e)	20.00	(.02)	.64	.62	—	—	—	20.62
Class I (5/10)
2012(g)	21.03	.40	(1.46)	(1.06)	(.62)	(.71)	(1.33)	18.64
2011	20.64	.43	.11	.54	(.15)	—	(.15)	21.03
2010(e)	20.00	— **	.64	.64	—	—	—	20.64

80	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(f)				Ratios to Average Net Assets After Reimbursement(d)(f)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(4.82)%	$1,389	3.50	%*	1.88	%*	1.60	%*	3.78	%*	9%
2.33	1,588	6.00		(2.63)		1.70		1.67		51
3.15	258	26.84	*	(25.66	)*	1.39	*	(.20	)*	42

(5.16)	709	4.03	*	1.34	*	2.35	*	3.02	*	9
1.55	670	7.52		(4.33)		2.47		.72		51
3.00	257	27.59	*	(26.41	)*	2.14	*	(.95	)*	42

(4.89)	233	3.65	*	1.72	*	1.85	*	3.53	*	9
2.04	263	8.55		(5.67)		2.02		.85		51
3.10	258	27.09	*	(25.91	)*	1.64	*	(.45	)*	42

(4.69)	753	3.76	*	1.65	*	1.35	*	4.06	*	9
2.57	1,635	5.54		(2.10)		1.46		1.98		51
3.20	258	26.59	*	(25.41	)*	1.13	*	.05	*	42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 27, 2010 (commencement of operations) through July 31, 2010.
(f)	Each ratio includes the effect of dividends expense and fees on securities sold short as follows:

Ratio of Dividends Expense and Fees on Securities Sold Short to Average Net Assets
Year Ended July 31,
Class A (5/10)
2012(g)	.22	%*
2011	.32
2010(e)	—
Class C (5/10)
2012(g)	.22	*
2011	.34
2010(e)	—
Class R3 (5/10)
2012(g)	.22	*
2011	.39
2010(e)	—
Class I (5/10)
2012(g)	.22	*
2011	.33
2010(e)	—

(g)	For the six months ended January 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL RESOURCES
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (12/06)
2012(h)	$25.87	$(.03)	$(2.75)	$(2.78)	$(.12)	$(.61)	$(.73)	—	**	$22.36
2011	21.00	(.08)	5.48	5.40	(.22)	(.31)	(.53)	—	**	25.87
2010	17.92	(.07)	3.52	3.45	(.37)	—	(.37)	—	**	21.00
2009	22.60	.03	(4.09)	(4.06)	—	(.62)	(.62)	—		17.92
2008	23.32	.01	.72	.73	(.60)	(.85)	(1.45)	—		22.60
2007(e)	20.00	.05	3.27	3.32	—	—	—	—		23.32
Class C (12/06)
2012(h)	25.45	(.11)	(2.69)	(2.80)	—	(.61)	(.61)	—	**	22.04
2011	20.69	(.26)	5.38	5.12	(.05)	(.31)	(.36)	—	**	25.45
2010	17.68	(.21)	3.46	3.25	(.24)	—	(.24)	—	**	20.69
2009	22.47	(.07)	(4.10)	(4.17)	—	(.62)	(.62)	—		17.68
2008	23.23	(.18)	.70	.52	(.43)	(.85)	(1.28)	—		22.47
2007(e)	20.00	(.05)	3.28	3.23	—	—	—	—		23.23
Class R3 (9/09)
2012(h)	25.87	(.06)	(2.73)	(2.79)	(.06)	(.61)	(.67)	—	**	22.41
2011	21.02	(.13)	5.45	5.32	(.16)	(.31)	(.47)	—		25.87
2010(f)	19.63	(.11)	1.91	1.80	(.41)	—	(.41)	—	**	21.02
Class I (12/06)(g)
2012(h)	25.99	— **	(2.77)	(2.77)	(.18)	(.61)	(.79)	—	**	22.43
2011	21.09	(.01)	5.50	5.49	(.28)	(.31)	(.59)	—	**	25.99
2010	17.99	(.02)	3.54	3.52	(.42)	—	(.42)	—	**	21.09
2009	22.63	.08	(4.10)	(4.02)	—	(.62)	(.62)	—		17.99
2008	23.38	.08	.68	.76	(.66)	(.85)	(1.51)	—	**	22.63
2007(e)	20.00	.09	3.29	3.38	—	—	—	—		23.38

82	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(10.37)%	$39,374	1.43	%*	(.27 )%*	1.43	%*	(.27 )%*	39%
25.55	56,883	1.50		(.30)	1.48		(.29)	38
19.34	4,464	2.04		(.80)	1.58		(.34)	50
(16.58)	1,339	3.58		(1.78)	1.60		.20	65
2.92	370	3.83		(2.43)	1.58		(.18)	43
16.65	292	7.79	*	(6.10)*	1.58	*	.12 *	11

(10.71)	21,303	2.18	*	(1.04)*	2.18	*	(1.04)*	39
24.69	25,239	2.25		(1.03)	2.23		(1.01)	38
18.40	4,603	2.86		(1.59)	2.33		(1.06)	50
(17.18)	640	4.29		(2.39)	2.35		(.45)	65
2.07	285	4.59		(3.20)	2.33		(.94)	43
16.15	290	8.53	*	(6.83)*	2.34	*	(.64 )*	11

(10.44)	68	1.68	*	(.54 )*	1.68	*	(.54 )*	39
25.24	79	1.76		(.56)	1.73		(.52)	38
9.17	64	2.25	*	(1.06)*	1.83	*	(.65 )*	50

(10.24)	104,215	1.18	*	(.02 )*	1.18	*	(.02 )*	39
25.84	88,463	1.24		(.06)	1.23		(.05)	38
19.63	9,440	1.74		(.51)	1.33		(.10)	50
(16.38)	8,431	3.12		(1.24)	1.35		.52	65
3.07	2,490	3.55		(2.08)	1.34		.14	43
16.90	292	7.52	*	(5.82)*	1.33	*	.37 *	11

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	For the period September 29, 2009 (commencement of operations) through July 31, 2010.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the six months ended January 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS INTERNATIONAL VALUE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (12/99)
2012(g)	$25.63	$.08	$(2.66)	$(2.58)	$(.42)	$—	$(.42)	—	**	$22.63
2011	23.54	.41	1.92	2.33	(.24)	—	(.24)	—	**	25.63
2010	22.24	.23	1.14	1.37	(.07)	—	(.07)	—	**	23.54
2009	29.89	.23	(4.82)	(4.59)	(.18)	(2.88)	(3.06)	—	**	22.24
2008	34.42	.15	(.90)	(.75)	(.45)	(3.33)	(3.78)	—	**	29.89
2007	30.05	.36	4.76	5.12	(.27)	(.48)	(.75)	—	**	34.42
Class B (12/99)
2012(g)	24.34	(.01)	(2.51)	(2.52)	(.22)	—	(.22)	—	**	21.60
2011	22.37	.17	1.85	2.02	(.05)	—	(.05)	—	**	24.34
2010	21.24	.06	1.07	1.13	— **	—	—	—	**	22.37
2009	28.69	.04	(4.61)	(4.57)	—	(2.88)	(2.88)	—	**	21.24
2008	33.16	(.10)	(.85)	(.95)	(.19)	(3.33)	(3.52)	—	**	28.69
2007	28.98	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.16
Class C (12/99)
2012(g)	24.35	(.01)	(2.51)	(2.52)	(.22)	—	(.22)	—	**	21.61
2011	22.38	.19	1.83	2.02	(.05)	—	(.05)	—	**	24.35
2010	21.25	.06	1.07	1.13	— **	—	—	—		22.38
2009	28.70	.05	(4.62)	(4.57)	—	(2.88)	(2.88)	—	**	21.25
2008	33.18	(.10)	(.86)	(.96)	(.19)	(3.33)	(3.52)	—	**	28.70
2007	29.00	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.18
Class R3 (8/08)
2012(g)	25.81	.05	(2.67)	(2.62)	(.36)	—	(.36)	—	**	22.83
2011	23.70	.38	1.91	2.29	(.18)	—	(.18)	—	**	25.81
2010	22.41	.20	1.10	1.30	(.01)	—	(.01)	—		23.70
2009(e)	29.59	.18	(4.36)	(4.18)	(.12)	(2.88)	(3.00)	—	**	22.41
Class I (12/99)(f)
2012(g)	25.78	.11	(2.67)	(2.56)	(.49)	—	(.49)	—	**	22.73
2011	23.67	.50	1.91	2.41	(.30)	—	(.30)	—	**	25.78
2010	22.36	.32	1.11	1.43	(.12)	—	(.12)	—	**	23.67
2009	30.06	.27	(4.83)	(4.56)	(.26)	(2.88)	(3.14)	—	**	22.36
2008	34.59	.23	(.89)	(.66)	(.54)	(3.33)	(3.87)	—	**	30.06
2007	30.19	.47	4.76	5.23	(.35)	(.48)	(.83)	—	**	34.59

84	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(9.99)%	$484,263	1.34	%*	.70	%*	1.34	%*	.70	%*	12%
9.91	598,470	1.32		1.58		1.32		1.58		23
6.14	491,483	1.54		.98		1.54		.98		40
(13.20)	505,600	1.68		1.12		1.68		1.12		45
(2.67)	372,693	1.58		.45		1.58		.45		56
17.19	369,845	1.52		1.08		1.52		1.08		56

(10.32)	4,430	2.09	*	(.06	)*	2.09	*	(.06	)*	12
9.09	5,519	2.07		.71		2.07		.71		23
5.32	6,336	2.29		.26		2.29		.26		40
(13.86)	7,572	2.42		.20		2.42		.20		45
(3.38)	13,728	2.33		(.32)		2.33		(.32)		56
16.33	16,574	2.27		.32		2.27		.32		56

(10.32)	74,289	2.09	*	(.06	)*	2.09	*	(.06	)*	12
9.08	95,512	2.07		.79		2.07		.79		23
5.32	90,472	2.29		.29		2.29		.29		40
(13.86)	93,082	2.42		.23		2.42		.23		45
(3.42)	136,553	2.33		(.31)		2.33		(.31)		56
16.31	151,462	2.27		.32		2.27		.32		56

(10.09)	3,333	1.59	*	.43	*	1.59	*	.43	*	12
9.69	3,058	1.57		1.48		1.57		1.48		23
5.82	2,235	1.78		.85		1.78		.85		40
(12.02)	1,027	1.94	*	.88	*	1.94	*	.88	*	45

(9.86)	759,152	1.09	*	.94	*	1.09	*	.94	*	12
10.20	800,028	1.07		1.94		1.07		1.94		23
6.39	521,515	1.29		1.36		1.29		1.36		40
(13.00)	367,831	1.43		1.29		1.43		1.29		45
(2.40)	390,882	1.33		.69		1.33		.69		56
17.49	437,863	1.26		1.43		1.26		1.43		56

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of November 30, 2009, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(e)	For the period August 4, 2008 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended January 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS JAPAN
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/08)
2012(f)	$23.39	$.09	$(1.94)	$(1.85)	$(.46)	$(.04)	$(.50)	$21.04
2011	21.21	.14	2.31	2.45	(.27)	—	(.27)	23.39
2010	21.09	.12	.37	.49	(.17)	(.20)	(.37)	21.21
2009(e)	20.00	.10	.99	1.09	—	—	—	21.09
Class C (12/08)
2012(f)	23.27	(.02)	(1.89)	(1.91)	(.30)	(.04)	(.34)	21.02
2011	21.11	(.03)	2.30	2.27	(.11)	—	(.11)	23.27
2010	20.99	(.04)	.38	.34	(.02)	(.20)	(.22)	21.11
2009(e)	20.00	.02	.97	.99	—	—	—	20.99
Class R3 (12/08)
2012(f)	23.35	(.22)	(1.65)	(1.87)	(.41)	(.04)	(.45)	21.03
2011	21.17	.10	2.30	2.40	(.22)	—	(.22)	23.35
2010	21.06	.06	.37	.43	(.12)	(.20)	(.32)	21.17
2009(e)	20.00	.07	.99	1.06	—	—	—	21.06
Class I (12/08)
2012(f)	23.43	.06	(1.88)	(1.82)	(.52)	(.04)	(.56)	21.05
2011	21.24	.09	2.43	2.52	(.33)	—	(.33)	23.43
2010	21.12	.17	.37	.54	(.22)	(.20)	(.42)	21.24
2009(e)	20.00	.08	1.04	1.12	—	—	—	21.12

86	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(7.78)%	$892	3.50	%*	(1.15	)%*	1.48	%*	.87	%*	16%
11.57	331	3.04		(.92)		1.48		.64		19
2.38	265	4.32		(2.28)		1.49		.55		15
5.45	264	2.95		(.55	)*	1.50	*	.90	*	23

(8.15)	355	4.10	*	(2.07	)*	2.23	*	(.20	)*	16
10.76	347	3.77		(1.69)		2.23		(.15)		19
1.65	264	5.07		(3.03)		2.24		(.20)		15
4.95	262	3.70	*	(1.29	)*	2.25	*	.15	*	23

(7.92)	263	3.63	*	(3.93	)*	1.73	*	(2.03	)*	16
11.33	292	3.32		(1.16)		1.73		.43		19
2.09	265	4.57		(2.53)		1.74		.30		15
5.30	263	3.20	*	(.80	)*	1.75	*	.65	*	23

(7.65)	3,379	2.91	*	(1.12	)*	1.23	*	.57	*	16
11.86	9,321	2.50		(.88)		1.23		.39		19
2.63	3,412	4.06		(2.00)		1.24		.82		15
5.60	3,534	2.67	*	(.69	)*	1.25	*	.74	*	23
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

TRADEWINDS SMALL-CAP OPPORTUNITIES
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/11)
2012(e)	$20.00	$.01		$2.79	$2.80	$—	$—	$—	$22.80
Class C (9/11)
2012(e)	20.00	(.04)		2.77	2.73	—	—	—	22.73
Class R3 (9/11)
2012(e)	20.00	—	**	2.77	2.77	—	—	—	22.77
Class I (9/11)
2012(e)	20.00	.04		2.77	2.81	—	—	—	22.81

88	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

14.00%	$726	6.61	%*	(4.87	)%*	1.48	%*	.17	%*	26%

13.70	284	5.86	*	(4.12	)*	2.23	*	(.49	)*	26

13.90	285	5.36	*	(3.63	)*	1.73	*	.01	*	26

14.10	285	4.87	*	(3.13	)*	1.23	*	.50	*	26
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period September 22, 2011 (commencement of operations) through January 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	89

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds Global All-Cap Plus Fund (“Tradewinds Global All-Cap Plus”), Nuveen Tradewinds Global Flexible Allocation Fund (“Tradewinds Global Flexible Allocation”), Nuveen Tradewinds Global Resources Fund (“Tradewinds Global Resources”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”), Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) and Nuveen Tradewinds Small-Cap Opportunities Fund (“Tradewinds Small-Cap Opportunities”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Tradewinds Emerging Markets’, Tradewinds Global All-Cap’s, Tradewinds Global All-Cap Plus’, Tradewinds Global Resources’, Tradewinds International Value’s, Tradewinds Japan’s and Tradewinds Small-Cap Opportunities’ investment objective is to provide long-term capital appreciation. Tradewinds Global Flexible Allocation’s investment objective is to provide total return through a combination of capital appreciation and income.

Under normal market conditions, Tradewinds Emerging Markets invests at least 80% of its net assets in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global All-Cap invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global All-Cap Plus invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform. The Fund will take both long and short positions in securities. When the Fund takes a long position, the Fund purchases a security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund may use all or a portion of the cash proceeds from short positions to take additional long positions. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets plus borrowings in non-U.S. equity securities. The Fund may invest up to 25% of its net assets plus borrowings in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets plus borrowings may be invested in equity securities of companies located in a single non-U.S. country. “Borrowings” represents the proceeds from short positions less any uninvested cash from such short positions. The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Tradewinds Global Flexible Allocation invests its assets in equity and debt securities of U.S. and non-U.S. companies, and cash or cash equivalents across multiple currencies. The Fund may gain desired exposure to securities through a variety of techniques including establishing both long and short positions and the writing of covered calls. The Fund may gain exposure to commodity markets through commodity-linked derivative instruments and pooled investment vehicles that exclusively invest in commodities, such as exchange-traded funds. Under normal market conditions, the Fund invests at least 30% of its net assets in equity securities, which may include common stocks, preferred securities, convertible securities and other securities with equity characteristics. The Fund may invest up to 40% of its net assets in debt securities. The Fund may invest up to 25% of its net assets in debt securities rated below investment grade by at least one independent rating agency or, if unrated, judged by the Fund’s portfolio manager to be of comparable quality. Such securities are commonly referred to as “high yield,” “high risk” or “junk” bonds. The Fund invests at least 40% of its net assets in non-U.S. securities of which up to 35% of its net assets may be invested in securities of companies located in emerging market countries. The Fund invests in securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global Resources invests at least 80% of its net assets in equity securities issued by U.S. and non-U.S. natural resource-related companies. The Fund invests at least 40% of its net assets in non-U.S. equity securities. The Fund may invest up to 40% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

90	Nuveen Investments

Under normal market conditions, Tradewinds International Value invests primarily in non-U.S. equity securities. The Fund invests primarily in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Japan invests at least 80% of it net assets in equity securities issued by companies listed or domiciled in Japan. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Small-Cap Opportunities invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with market capitalizations between $100 million and $3 billion at the time of purchase (the “80% test”). The Fund will not be required to sell securities if the percentage of its assets invested in such companies falls below 80%. However, the Fund may not purchase any securities outside of the foregoing market capitalization range unless, after such purchase, the Fund meets the 80% test. The Fund may invest up to 75% of its net assets in non-U.S. equity securities, including up to 25% of its net assets in equity securities of companies located in emerging market countries.

Each Fund’s most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Tradewinds Global All-Cap Plus will be liquidated on May 23, 2012. Refer to Footnote 8 – Subsequent Events for further information.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which generally represents a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (NAV) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to,

Nuveen Investments	91

Notes to Financial Statements (Unaudited) (continued)

restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At January 31, 2012, Tradewinds Small-Cap Opportunities had delayed delivery purchase commitments of $2,739. There were no outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Each Fund, with the exception of Tradewinds Small-Cap Opportunities, imposes a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. Fees imposed on shares redeemed or exchanged are recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable.

Effective March 30, 2012, the Funds no longer impose a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

92	Nuveen Investments

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, securities sold short, options purchased and options written are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with securities sold short, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short, options purchased and options written”, respectively on the Statement of Operations when applicable.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Call and/or Put options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call and/or Put options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased” on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written “on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended January 31, 2012, Tradewinds Global Flexible Allocation wrote covered call options on individual stocks to enhance returns while foregoing some upside potential of its equity portfolio. The Fund also bought a put option on a single stock to benefit in the event its price declined.

The Fund did not purchase call options or write put options during the six months ended January 31, 2012. The average notional amount of options purchased and written during the six months ended January 31, 2012, were as follows:

Tradewinds Global Flexible Allocation
Average notional amount of options purchased*	$26,667

Tradewinds Global Flexible Allocation
Average notional amount of options written*	$(1,438,500)

*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments	93

Notes to Financial Statements (Unaudited) (continued)

Refer to Footnote 3 — Derivative Instruments and Hedging Activities and Footnote 5 — Investment Transactions for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Short Sales

Tradewinds Growth All-Cap Plus is authorized to make short sales of securities through its enhanced custody program as described below. Tradewinds Global Flexible Allocation is also authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets of the Fund, which are then held at the applicable broker, as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions and is recognized as a component of “Deposits with broker” on the Statement of Assets and Liabilities. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains and losses are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Enhanced Custody Program

Tradewinds Global All-Cap Plus pursues a “long/short” investment strategy, pursuant to which it sells short up to 50% of the value of its initial long portfolio and purchases additional long investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When Tradewinds Global All-Cap Plus sells a security short, it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio of investments or from borrowing from the Fund’s custodian. Proceeds from short selling are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains and losses are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on a short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio of investments is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets,

94	Nuveen Investments

including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 102% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Cash collateral is recognized as a component of “Deposits with broker” on the Statement of Assets and Liabilities. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in liquid, high-grade, short-term instruments to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities, when applicable.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of January 31, 2012:

Tradewinds Emerging Markets	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$96,603,002	$3,617,774	$764,580	$100,985,356
Sovereign Debt	—	1,596,960	—	1,596,960
Convertible Bonds	—	929,565	—	929,565
Corporate Bonds	—	1,361,266	—	1,361,266
$25 Par (or similar) Preferred Securities	3,458,116	—	—	3,458,116
Warrants	60,447	—	—	60,447
Equity Linked Certificates	—	1,965,461	—	1,965,461
Short-Term Investments	—	3,555,990	—	3,555,990
Total	$100,121,565	$13,027,016	$764,580	$113,913,161
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as level 2.

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Notes to Financial Statements (Unaudited) (continued)

Tradewinds Global All-Cap	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,893,689,569	$54,719,338	$7,380,845	$1,955,789,752
$25 Par (or similar) Preferred Securities	7,958,073	—	—	7,958,073
Short-Term Investments	—	44,377,654	—	44,377,654
Total	$1,901,647,642	$99,096,992	$7,380,845	$2,008,125,479

Tradewinds Global All-Cap Plus	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$63,517,700	$1,579,663	$243,699	$65,341,062
$25 Par (or similar) Preferred Securities	228,333	—	—	228,333
Common Stocks Sold Short	(21,455,174)	—	—	(21,455,174)
Total	$42,290,859	$1,579,663	$243,699	$44,114,221

Tradewinds Global Flexible Allocation	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$2,058,271	$95,616	$—	$2,153,887
Convertible Preferred Securities	—	34,250	—	34,250
Convertible Bonds	—	130,028	—	130,028
Corporate Bonds	—	196,675	—	196,675
Mortgage-Backed Securities	—	206,117	—	206,117
Structured Notes	—	38,544	—	38,544
Warrants	572	—	—	572
Short-Term Investments	—	230,440	—	230,440
Common Stocks Sold Short	(930,549)	—	—	(930,549)
Derivatives:
Call Options Written	(385)	—	—	(385)
Total	$1,127,909	$931,670	$—	$2,059,579

Tradewinds Global Resources	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$157,234,358	$—	$—	$157,234,358
Convertible Bonds	—	976,264	—	976,264
Warrants	83,773	—	—	83,773
Short-Term Investments	—	5,039,663	—	5,039,663
Total	$157,318,131	$6,015,927	$—	$163,334,058

Tradewinds International Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,280,854,446	$13,061,148	$—	$1,293,915,594
Short-Term Investments	—	27,037,711	—	27,037,711
Total	$1,280,854,446	$40,098,859	$—	$1,320,953,305

Tradewinds Japan	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$4,718,420	$143,410	$—	$4,861,830

Tradewinds Small-Cap Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,374,275	$—	$—	$1,374,275
Convertible Bonds	—	25,466	—	25,466
Short-Term Investments	—	370,028	—	370,028
Total	$1,374,275	$395,494	$—	$1,769,769
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

96	Nuveen Investments

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

Tradewinds Emerging Markets	Level 3 Common Stocks
Balance at the beginning of period	$402,992
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(306,516)
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	668,104
Transfers out of	—
Balance at the end of period	$764,580
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of January 31, 2012	$(572,387)

Tradewinds Global All-Cap	Level 3 Common Stocks
Balance at the beginning of period	$1,525,725
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(1,160,466)
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	7,015,586
Transfers out of	—
Balance at the end of period	$7,380,845
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of January 31, 2012	$(3,997,292)

Tradewinds Global All-Cap Plus	Level 3 Common Stocks
Balance at the beginning of period	$59,787
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(45,474)
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	229,386
Transfers out of	—
Balance at the end of period	$243,699
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of January 31, 2012	$(136,758)

The tables below present the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the leveling methodologies and changes in the observability of inputs.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Tradewinds Emerging Markets	$38,062,281	$(668,104)	$—	$(38,062,281)	$668,104	$—
Tradewinds Global All-Cap	760,478,701	(7,015,586)	—	(760,478,701)	7,015,586	—
Tradewinds Global All-Cap Plus	23,736,845	(229,386)	—	(23,736,845)	229,386	—
Tradewinds Global Flexible Allocation	900,874	—	—	(900,874)	—	—
Tradewinds Global Resources	36,441,723	—	—	(36,441,723)	—	—
Tradewinds International Value	795,401,336	—	—	(795,401,336)	—	—
Tradewinds Japan	4,102,985	—	—	(4,102,985)	—	—

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge

Nuveen Investments	97

Notes to Financial Statements (Unaudited) (continued)

transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of January 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Tradewinds Global Flexible Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$385

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended January 31, 2012 on derivative instruments, as well as the primary risk exposure associated with each.

Tradewinds Global Flexible Allocation
Net Realized Gain (Loss) from Options Purchased
Risk Exposure
Equity Price	$(4,478)

Net Realized Gain (Loss) from Options Written
Risk Exposure
Equity Price	$77,238

Change in Net Unrealized Appreciation (Depreciation) of Options Purchased
Risk Exposure
Equity Price	$4,213

Change in Net Unrealized Appreciation (Depreciation) of Options Written
Risk Exposure
Equity Price	$(8,163)

4. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds Emerging Markets
	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	300,314	$9,877,403	883,102	$36,905,841
Class C	50,750	1,617,209	121,405	5,109,372
Class R3	842	26,546	582	22,181
Class I	1,374,848	45,203,833	2,426,697	101,237,825
Shares issued to shareholders due to reinvestment of distributions:
Class A	22,405	656,625	9,119	387,619
Class C	3,654	105,883	1,314	55,298
Class R3	15	451	24	1,012
Class I	94,343	2,770,922	15,598	664,888
	1,847,171	60,258,872	3,457,841	144,384,036
Shares redeemed:
Class A	(285,973)	(9,014,771)	(399,728)	(16,358,314)
Class C	(43,759)	(1,356,451)	(19,145)	(789,538)
Class R3	—	—	(11,654)	(502,530)
Class I	(1,170,802)	(36,877,887)	(332,929)	(13,777,882)
Redemption fees:
Class A	—	1,057	—	904
Class C	—	188	—	112
Class R3	—	2	—	2
Class I	—	5,989	—	2,230
	(1,500,534)	(47,241,873)	(763,456)	(31,425,016)
Net increase (decrease)	346,637	$13,016,999	2,694,385	$112,959,020

98	Nuveen Investments

	Tradewinds Global All-Cap
	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,195,671	$58,774,508	21,846,382	$633,084,056
Class A – automatic conversion of Class B Shares	3,920	105,494	181	5,538
Class B	2,179	55,478	9,544	275,937
Class C	606,292	15,650,448	6,967,326	200,363,728
Class R3	16,558	443,743	18,650	543,752
Class I	6,376,980	168,801,421	30,114,006	876,696,939
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,889,008	46,227,389	354,766	10,344,889
Class B	5,937	143,131	1,091	31,533
Class C	524,422	12,654,693	54,203	1,568,529
Class R3	2,252	54,921	124	3,624
Class I	1,990,906	48,762,738	299,826	8,737,977
	13,614,125	351,673,964	59,666,099	1,731,656,502
Shares redeemed:
Class A	(8,703,055)	(234,584,087)	(6,547,430)	(190,047,431)
Class B	(11,552)	(303,830)	(14,196)	(397,364)
Class B – automatic conversion to Class A Shares	(3,962)	(105,494)	(183)	(5,538)
Class C	(1,080,784)	(28,191,653)	(1,149,288)	(33,044,567)
Class R3	(3,199)	(84,936)	(12,986)	(371,939)
Class I	(10,459,142)	(274,256,368)	(6,480,531)	(186,627,931)
Redemption fees:
Class A	—	13,258	—	56,447
Class B	—	50	—	230
Class C	—	5,065	—	21,505
Class R3	—	14	—	27
Class I	—	14,232	—	56,181
	(20,261,694)	(537,493,749)	(14,204,614)	(410,360,380)
Net increase (decrease)	(6,647,569)	$(185,819,785)	45,461,485	$1,321,296,122

	Tradewinds Global All-Cap Plus
	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	372,605	$10,696,453	487,882	$16,234,045
Class C	29,447	838,657	58,625	1,943,441
Class R3	—	—	—	—
Class I	117,457	3,418,393	459,214	15,439,156
Shares issued to shareholders due to reinvestment of distributions:
Class A	70,096	1,838,909	12,992	439,501
Class C	7,980	206,617	1,447	48,350
Class R3	—	—	—	—
Class I	73,371	1,929,935	27,012	917,057
	670,956	18,928,964	1,047,172	35,021,550
Shares redeemed:
Class A	(132,024)	(3,797,852)	(131,556)	(4,470,912)
Class C	(18,478)	(509,717)	(12,095)	(400,758)
Class R3	—	—	(10,960)	(363,982)
Class I	(112,235)	(3,160,445)	(186,977)	(6,222,406)
Redemption fees:
Class A	—	1,396	—	366
Class C	—	190	—	54
Class R3	—	2	—	—
Class I	—	283	—	2,308
	(262,737)	(7,466,143)	(341,588)	(11,455,330)
Net increase (decrease)	408,219	$11,462,821	705,584	$23,566,220

Nuveen Investments	99

Notes to Financial Statements (Unaudited) (continued)

	Tradewinds Global Flexible Allocation
	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,398	$260,711	90,630	$1,992,853
Class C	7,533	143,301	21,996	479,673
Class R3	—	—	152	3,400
Class I	6,594	123,591	65,368	1,442,951
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,067	73,538	116	2,569
Class C	1,379	24,867	—	—
Class R3	—	—	—	—
Class I	2,951	53,290	62	1,370
	35,922	679,298	178,324	3,922,816
Shares redeemed:
Class A	(18,536)	(354,631)	(27,719)	(578,590)
Class C	(2,960)	(56,560)	(2,451)	(51,500)
Class R3	—	—	(152)	(3,360)
Class I	(46,865)	(890,141)	(204)	(4,261)
	(68,361)	(1,301,332)	(30,526)	(637,711)
Net increase (decrease)	(32,439)	$(622,034)	147,798	$3,285,105

	Tradewinds Global Resources
	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	345,388	$7,838,495	2,889,034	$76,244,383
Class C	124,376	2,700,691	883,675	23,155,269
Class R3	—	1	—	—
Class I	2,462,928	56,701,099	3,611,104	95,425,386
Shares issued to shareholders due to reinvestment of distributions:
Class A	59,203	1,166,848	19,510	524,352
Class C	19,264	371,412	3,017	79,262
Class R3	17	327	8	228
Class I	89,746	1,780,195	12,688	341,427
	3,100,922	70,559,068	7,419,036	195,770,307
Shares redeemed:
Class A	(842,818)	(19,027,571)	(922,212)	(24,261,025)
Class C	(168,694)	(3,621,692)	(117,403)	(3,057,913)
Class R3	—	—	—	—
Class I	(1,310,422)	(27,794,303)	(667,767)	(17,336,468)
Redemption fees:
Class A	—	1,280	—	4,138
Class C	—	1,029	—	3,120
Class R3	—	3	—	—
Class I	—	4,604	—	4,517
	(2,321,934)	(50,436,650)	(1,707,382)	(44,643,631)
Net increase (decrease)	778,988	$20,122,418	5,711,654	$151,126,676

100	Nuveen Investments

	Tradewinds International Value
	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,635,591	$59,551,786	10,245,280	$262,274,648
Class A – automatic conversion of Class B Shares	21	492	10,781	281,236
Class B	749	16,184	2,193	54,544
Class C	265,958	5,677,066	780,412	19,193,703
Class R3	69,625	1,585,809	95,249	2,501,995
Class I	10,175,902	233,011,825	18,641,680	481,551,286
Shares issued to shareholders due to reinvestment of distributions:
Class A	376,977	8,025,839	189,559	4,930,430
Class B	1,826	37,129	434	10,770
Class C	25,509	518,857	5,470	135,771
Class R3	876	18,821	107	2,804
Class I	470,749	10,064,615	206,454	5,392,575
	14,023,783	318,508,423	30,177,619	776,329,762
Shares redeemed:
Class A	(4,964,474)	(112,309,762)	(7,979,494)	(206,320,135)
Class B	(24,174)	(523,109)	(47,851)	(1,165,189)
Class B – automatic conversion to Class A Shares	(22)	(492)	(11,338)	(281,236)
Class C	(775,576)	(16,662,157)	(906,704)	(22,092,400)
Class R3	(42,968)	(981,893)	(71,148)	(1,856,423)
Class I	(8,276,307)	(186,925,121)	(9,852,837)	(251,634,480)
Redemption fees:
Class A	—	7,339	—	13,565
Class B	—	54	—	67
Class C	—	896	—	850
Class R3	—	35	—	17
Class I	—	9,643	—	39,239
	(14,083,521)	(317,384,567)	(18,869,372)	(483,296,125)
Net increase (decrease)	(59,738)	$1,123,856	11,308,247	$293,033,637

	Tradewinds Japan
	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	27,869	$605,849	1,995	$45,223
Class C	1,957	41,399	2,403	53,300
Class R3	—	—	—	—
Class I	2,096	45,265	260,576	5,902,245
Shares issued to shareholders due to reinvestment of distributions:
Class A	737	14,920	—	—
Class C	52	1,045	—	—
Class R3	—	—	—	—
Class I	709	14,346	115	2,687
	33,420	722,824	265,089	6,003,455
Shares redeemed:
Class A	(359)	(7,394)	(336)	(7,824)
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(240,019)	(5,186,674)	(23,577)	(523,730)
Redemption fees:
Class I	—	—	—	345
	(240,378)	(5,194,068)	(23,913)	(531,209)
Net increase (decrease)	(206,958)	$(4,471,244)	241,176	$5,472,246

Nuveen Investments	101

Notes to Financial Statements (Unaudited) (continued)

	Tradewinds Small-Cap Opportunities
	For the period 9/22/11 (commencement of operations) through 1/31/12
	Shares	Amount
Shares sold:
Class A	31,865	$683,071
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	12,502	250,050
Net increase	69,367	$1,433,121

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments and derivative transactions, where applicable) during the six months ended January 31, 2012, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation
Purchases	$41,176,926	$665,242,008	$27,514,532	$263,352
Sales and maturities	31,822,683	790,043,241	22,203,544	1,031,875

	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds* Small-Cap Opportunities
Purchases	$80,893,287	$202,345,891	$903,265	$1,521,993
Sales and maturities	61,654,701	156,031,913	5,199,535	271,943
*	For the period September 22, 2011 (commencement of operations) through January 31, 2012.

Transactions in options written for Tradewinds Global Flexible Allocation during the six months ended January 31, 2012, were as follows:

	Tradewinds Global Flexible Allocation
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	669	$109,312
Options written	—	—
Options terminated in closing purchase transactions	(130)	(28,071)
Options exercised	(69)	(20,362)
Options expired	(320)	(57,894)
Options outstanding, end of period	150	$2,985

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives were applicable), as determined on a federal income tax basis, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation
Cost of Investments	$134,007,318	$2,067,877,203	$67,072,191	$3,457,445
Gross unrealized:
Appreciation	$3,150,204	$146,408,345	$4,341,383	$87,915
Depreciation	(23,244,361)	(206,160,069)	(5,844,179)	(554,847)
Net unrealized appreciation (depreciation) of investments	$(20,094,157)	$(59,751,724)	$(1,502,796)	$(466,932)

102	Nuveen Investments

	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Cost of Investments	$178,819,638	$1,440,745,961	$4,772,611	$1,673,781
Gross unrealized:
Appreciation	$5,960,594	$94,383,240	$401,672	$120,778
Depreciation	(21,446,174)	(214,175,896)	(312,453)	(24,790)
Net unrealized appreciation (depreciation) of investments	$(15,485,580)	$(119,792,656)	$89,219	$95,988

Permanent differences, primarily due to federal taxes paid, net operating losses, tax equalization, foreign currency reclassification, paydowns, adjustments for investments in passive foreign investment companies, and litigation proceeds, resulted in reclassifications among the Funds’ components of net assets at July 31, 2011, the Funds’ last tax year-end, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation
Capital paid-in	$(4,806)	$11,289,909	$(8,683)	$(392)
Undistributed net investment income	368,939	8,332,058	45,443	20,312
Accumulated net realized gain (loss)	(364,133)	(19,621,967)	(36,760)	(19,920)

	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Capital paid-in	$(7,014)	$—	$(1,238)	$—
Undistributed net investment income	37,933	312,245	7,158	—
Accumulated net realized gain (loss)	(30,919)	(312,245)	(5,920)	—

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2011, the Funds’ last tax year end, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation
Undistributed net ordinary income*	$3,703,916	$102,857,690	$3,117,379	$188,847
Undistributed net long-term capital gains	434,917	42,452,534	1,285,885	2,437

	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Undistributed net ordinary income*	$4,028,226	$25,739,565	$114,045	$—
Undistributed net long-term capital gains	1,614,325	—	10,178	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation
Distributions from net ordinary income*	$1,296,473	$27,132,230	$1,301,242	$8,134
Distributions from net long-term capital gains	534,516	2,877,359	285,229	—

	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Distributions from net ordinary income*	$762,738	$13,019,181	$60,007	$ —
Distributions from net long-term capital gains	598,798	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	103

Notes to Financial Statements (Unaudited) (continued)

At July 31, 2011, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Tradewinds International Value
Expiration:
July 31, 2018	$65,523,551

During the Funds’ last tax year ended July 31, 2011, the following Funds utilized their capital loss carryforwards as follows:

	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Utilized capital loss carryforwards	$16,260,327	$54,344,132	$1,700

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through July 31, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer post-October losses as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation	Tradewinds Global Resources
Post-October currency losses	$396,626	$701,882	$77,156	$665	$198,975

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds Global All-Cap Plus Fund-Level Fee Rate	Tradewinds Global Flexible Allocation Fund-Level Fee Rate
For the first $125 million	1.0000%	.6900%	.9000%	.7000%
For the next $125 million	.9875	.6775	.8875	.6875
For the next $250 million	.9750	.6650	.8750	.6750
For the next $500 million	.9625	.6525	.8625	.6625
For the next $1 billion	.9500	.6400	.8500	.6500
For net assets over $2 billion	.9250	.6150	.8250	.6250

Average Daily Net Assets	Tradewinds Global Resources Fund-Level Fee Rate	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Japan Fund-Level Fee Rate	Tradewinds Small-Cap Opportunities
For the first $125 million	.7000%	.6900%	.7000%	.8000%
For the next $125 million	.6875	.6775	.6875	.7875
For the next $250 million	.6750	.6650	.6750	.7750
For the next $500 million	.6625	.6525	.6625	.7625
For the next $1 billion	.6500	.6400	.6500	.7500
For net assets over $2 billion	.6250	.6150	.6250	.7250

104	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2012, the complex-level fee rate for each of these Funds was ..1739%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Funds’ overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen, under which Tradewinds manages the investment portfolios of the Fund. Tradewinds is compensated for its sub-advisory services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expenses on securities sold short, prime brokerage expense, enhanced custody expense and extraordinary expenses) do not exceed the average daily net assets, of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.60%	November 30, 2012	1.85%
Tradewinds Global All-Cap	N/A	N/A	1.55
Tradewinds Global All-Cap Plus	1.45	November 30, 2012	1.85
Tradewinds Global Flexible Allocation	1.15	November 30, 2013	1.40
Tradewinds Global Resources	1.25	November 30, 2012	1.55
Tradewinds International Value	N/A	N/A	N/A
Tradewinds Japan	1.25	November 30, 2012	1.50
Tradewinds Small-Cap Opportunities	1.25	November 30, 2014	1.50

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2012, Nuveen Securities, LLC (the “Distributor”) a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation
Sales charges collected	$47,205	$424,427	$14,975	$—
Paid to financial intermediaries	41,774	382,070	13,018	—

	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Sales charges collected	$52,168	$184,255	$—	$459
Paid to financial intermediaries	46,015	174,500	—	400

Nuveen Investments	105

Notes to Financial Statements (Unaudited) (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation
Commission advances	$11,486	$230,293	$8,239	$1,133

	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Commission advances	$21,873	$143,140	$414	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation
12b-1 fees retained	$19,615	$759,151	$6,943	$3,176

	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
12b-1 fees retained	$74,065	$86,024	$1,664	$936

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2012, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation
CDSC retained	$7,265	$62,435	$853	$235

	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
CDSC retained	$8,580	$15,757	$—	$—

At January 31, 2012, Nuveen owned shares of the Funds as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Flexible Allocation
Class A Shares	$—	$—	$—	$12,500
Class B Shares	N/A	—	N/A	N/A
Class C Shares	2,500	—	2,500	12,500
Class R3 Shares	1,179	1,793	1,540	12,500
Class I Shares	—	—	—	12,500

	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Class A Shares	$—	$—	$12,500	$12,500
Class B Shares	N/A	—	N/A	N/A
Class C Shares	—	—	12,500	12,500
Class R3 Shares	2,547	2,016	12,500	12,500
Class I Shares	—	—	137,500	12,500
N/A – Fund does not offer Class B Shares.

106	Nuveen Investments

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Fund Liquidations

Effective March 26, 2012, Tradewinds Global All-Cap Plus is closed to new investments, except for investments by defined contribution retirement plans that have existing fund accounts. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the Fund. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation. After the close of business on May 23, 2012, the Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

Nuveen Investments	107

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Nuveen Tradewinds Small-Cap Opportunities Fund (the “Fund”), including the Board Members who are not parties to its advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving advisory arrangements for the Fund. At a meeting held on July 25-27, 2011 (the “Meeting”), the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Tradewinds Global Investors, LLC (the “Sub-Adviser”), on behalf of the Fund. The Advisor and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

The discussion of the most recent approvals of the advisory agreements for the Nuveen funds in this report other than the Fund was included in their annual report for the period ending July 31, 2011. The discussion below relates only to the Advisory Agreements for the Fund, which is new.

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Advisor made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the Fund Advisers for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of Nuveen and its affiliates; (d) the extent of any economies of scale; and (e) any benefits derived by the Fund Advisers from the relationship with the Fund.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Advisor and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the Fund Adviser’s investment personnel.

108	Nuveen Investments

In addition to advisory services, the Independent Board Members considered the quality and extent of administrative or other non-advisory services to be provided. In this regard, the Advisor is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisor and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Advisor would oversee the Sub-Adviser.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience and established philosophy and process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members were familiar with the performance records of other Nuveen funds advised by the Advisor and sub-advised by the Sub-Adviser. In addition, the Independent Board Members were provided with performance information for a small-cap value strategy managed by the Sub-Adviser, including return information for the one- and two-year periods ending May 31, 2011 and for the period from December 31, 2008 to May 31, 2011.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. The Independent Board Members reviewed, among other things, the management fees of various other unaffiliated funds classified as global small/mid cap open-end funds. In this regard, the Independent Board Members noted that the proposed gross management fee and total expense ratio are close to the median of these peer funds.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to it.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Advisor assesses to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees. In considering the advisory fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts), as applicable.

In addition, the Independent Board Members were provided with fee information relating to certain other Nuveen open-end equity funds, including one sub-advised by the Sub-Adviser, but noted that the Fund was unique relative to Nuveen’s other small-cap funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory

Nuveen Investments	109

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed the Form 10-K filed by Nuveen on March 31, 2010 and the Form 8-K filed by Nuveen on December 13, 2010. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided. With respect to the Sub-Adviser, the Independent Board Members have considered its revenues, expenses and pre-tax profitability margins.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the Fund’s overall fee arrangements, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that it has authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to the Sub-Adviser, the Independent Board Members considered that it may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive research services pursuant to the respective soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

110	Nuveen Investments

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen Investments	111

Notes

112	Nuveen Investments

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Custom Index for Nuveen Tradewinds Global Flexible Allocation Fund: The index is comprised of a weighting of 80% MSCI ACWI Index and 20% Barclays Capital Aggregate Bond Index, an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and out-standing par values of $150 million or more. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible invest directly in an index.

Custom Index for Nuveen Tradewinds Global Resources Fund: The index is comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. Each of these sectors within the MSCI ACWI consist of global industry groups constructed using a widely accepted industry classification framework developed and maintained by MSCI Barra and Standard & Poor’s. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible invest directly in an index.

Lipper Emerging Markets Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Emerging Markets Funds classification. The Lipper Emerging Markets Funds Classification Average contained 491, 434 and 330 funds during the six-month, one-year and since inception periods ended January 31, 2012, respectively. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Flexible Portfolio Funds classification. The Lipper Global Flexible Portfolio Funds Classification Average contained 335, 270 and 234 funds during the six-month, one-year and since inception periods ended January 31, 2012, respectively. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Multi-Cap Value Funds classification. The Lipper Global Multi-Cap Value Funds Classification Average contained 73, 72, 38 and 31 funds during the six-month, one-year, five-year and since inception periods ended January 31, 2012, respectively. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

Lipper Global Natural Resources Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Natural Resources Funds classification. The Lipper Global Natural Resources Funds Classification Average contained 149, 146, 65 and 64 funds during the six-month, one-year, five-year and since inception periods ended January 31, 2012, respectively. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

Lipper Global Small/Mid-Cap Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small/Mid-Cap Funds classification. The Lipper Small/Mid-Cap Funds Classification Average contained 83 funds during the since inception period ended January 31, 2012, respectively. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Core classification. The Lipper International Multi-Cap Core Funds Classification Average contained 220, 211, 149 and 60 funds during the six-month, one-year, five-year and ten-year periods ended January 31, 2012, respectively. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

Lipper Japanese Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Japanese Funds classification. The Lipper Japanese Funds Classification Average contained 36, 32 and 26 funds during the six-month, one-year and since inception periods ended January 31, 2012, respectively. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

Lipper Long/Short Equity Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Long/Short Equity Funds classification. The Lipper Long/Short Equity Funds Classification Average contained 179, 154 and 85 funds during the six-month, one-year and since inception periods ended January 31, 2012, respectively. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

MSCI ACWI (All Country World Index): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible invest directly in an index.

MSCI AC (All Country) World Small Cap Index: An unmanaged index designed to measure the performance of the small cap sector of global equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible invest directly in an index.

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible invest directly in an index.

MSCI EAFE Index: An unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible invest directly in an index.

Nuveen Investments	113

Glossary of Terms Used in this Report (continued)

MSCI Japan Index: Is a capitalization-weighted Index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible invest directly in an index.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

114	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	115

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates — Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-GRW-0112D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

January 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBBX	NSBCX	NBDRX	NSBRX
Nuveen Santa Barbara Global Growth Fund	NGGAX	—	NGGCX	NGGRX	NGWIX
Nuveen Santa Barbara Growth Fund	NSAGX	—	NSRCX	NBGRX	NSRGX
Nuveen Santa Barbara International Growth Fund	NBQAX	—	NBQCX	NBQBX	NBQIX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 22, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Growth Fund, Nuveen Santa Barbara Growth Fund and the Nuveen Santa Barbara International Growth Fund are managed by Santa Barbara Asset Management, LLC, an affiliate of Nuveen Investments.

James Boothe, CFA, serves as portfolio manager for the Dividend Growth Fund. Jim has more than 20 years of investment management experience, and has managed the Fund since its inception in 2006.

Tracy Stouffer, CFA, and Nancy Crouse, CFA, serve as portfolio managers for the Global Growth Fund. They both have more than 20 years of investment experience.

Michael Mayfield, Santa Barbara’s chief executive officer, James Boothe and Nancy Crouse co-manage the Growth Fund. Mike has more than 20 years of investment management experience.

Tracy Stouffer serves as portfolio manager for the International Growth Fund. Effective August 25, 2011, the Fund changed its name to Nuveen Santa Barbara International Growth Fund from Nuveen Santa Barbara International Equity Fund. There were no changes in the Fund’s investment objectives, policies or portfolio management personnel.

We recently spoke with the portfolio managers about their key investment strategies and performance of the Funds for the six-month period ended January 31, 2012.

How did the Funds perform during the six-month period ended January 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and since inception periods ended January 31, 2012. Each Funds Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at net asset value for the Nuveen Santa Barbara Dividend Growth Fund outperformed both of its Lipper classification average and the S&P 500 Index for the six-month period ended January 31, 2012.

Nuveen Investments	5

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500 Index, 2) lower volatility than the S&P 500 Index, 3) and a focus on companies growing their dividends.

The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend-paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as utilities, financials, and energy.

Each sector in the portfolio had a positive impact on performance over this six-month period, with the exception of the health care and information technology sectors. The largest contribution to positive performance came from the financial and energy sectors due to strong stock selection. The Fund also benefited from strong stock selection in the industrial and consumer discretionary sectors. The Fund modestly benefited from strong stock selection in the materials, telecommunications and utilities sectors.

During the reporting period, VF Corp. was one of the Fund’s better performers. The company outperformed due to continued positive sentiment of its second quarter 2011 acquisition of Timberland, a boot and shoe retailer/manufacturer. This acquisition was expected to be immediately accretive to 2011 earnings and we believe a good strategic fit with VF’s other lifestyle brands. The acquisition looks to capitalize on expected cost synergies and margin expansion.

Oneok, Inc., a Midwest natural gas utility, also performed well. The company’s exposure to the natural gas liquids (NGL) market, which closely follows the demand for oil, contributed to the company’s outperformance. With prices for a barrel of oil hovering above $100 during much of the reporting period, companies with exposure to NGL benefited.

YUM! Brands, Inc. (which includes KFC, Pizza Hut and Taco Bell) also was a top performer during the period due to continued strength in its international operations, specifically China. YUM has been able to pass on higher commodity costs while not affecting traffic. In the United States, Taco Bell has shown good momentum by turning same store sales around. Also during the period, YUM was able to sell two underperforming brands, Long John Silver’s and A&W Root Beer.

Several positions in the Fund detracted from performance. ITC Holdings Corporation was a recent purchase that hurt the Fund’s return over the period. During the first week in October, the Massachusetts Attorney General filed a complaint with the Federal Energy Regulatory Commission and with all New England-based utilities claiming higher than reasonable returns on equity (ROE) in calculating transmission rates for its customers. While ITC does not operate in Massachusetts, the company nevertheless was negatively impacted because it does have an above average ROE as compared with its peers. ITC also

6	Nuveen Investments

announced it would acquire Entergy’s transmissions assets in a complicated merger that will involve the approval of four state public utility commissions and may drag well into 2013. While over the long-term we believe this deal appears to be good for investors, some did not like the extended timetable and the stock could continue to face headwinds until all approvals are finalized.

Also negatively impacting performance was Thomson Reuters, which continues to face weakness in its key financial services end market where layoff announcements are ongoing and structural changes in the industry threaten to reduce profitability. The legal segment of the business, which has been the growth driver, likewise is seeing some softness as law firms look to cut costs. This is putting pricing pressure on Thomson Reuters and will potentially result in cancellation/delays of systems upgrades. The company also had significant turnover in its management ranks in 2011 as both the CEO and CFO announced their retirement and several executives within the underperforming markets division left the company coincidentally with a restructuring of this area. Thomson Reuters has been a steady dividend grower with an attractive yield, but underlying fundamentals appear weak and, in our opinion, are unlikely to improve near term. As a result, we sold the position before the end of the period.

Lastly, EQT Corp. has suffered due to low natural gas prices. After prolific drilling of natural gas sites, the company decided to put a hold on its production levels. Also hurting the company’s performance was proven reserves growth of only 3% on a year over year basis. Management cited their focus on areas with high levels of proven reserves, as opposed to drilling in new areas, as the cause for the low reserve growth.

We also added Motorola Solutions, which is comprised of the steady, cash generating portion of the former Motorola Company, whose attractiveness was obscured by the volatile and loss-making handset business. We see Motorola Solutions as a highly defensible core business due to deep relationships built over decades and the mission critical nature of public safety communications. The company has attractive growth opportunities internationally, good pricing power and margin expansion potential driving mid-teens earnings growth. They initiated a dividend with an attractive 2% starting yield and management is committed to sustaining and growing the dividend in line with operating cash flows.

Lastly, we added Kinder Morgan, Inc. We originally held a position in the company before it went private in 2007. In spite of the premium paid for the stock, we lost a long-term holding. The company has since reemerged as a public company and offers a stable way to participate in the shale gas boom in the Haynesville and Eagle Ford plays. The overwhelming majority of cash generated by Kinder Morgan’s assets is fee-based and is not sensitive to commodity prices.

We sold several positions, including Waste Management. The company’s core waste services business has historically been a stable business with growing volumes and consistent price increases, but the industry has been challenged over the last several years on the volume front and more recently on pricing. Due to the collapse of the housing market, weakness in the overall economy and greater push for recycling programs, negative volume trends have prevailed for over five years and are likely to persist until there is a significant improvement in the economy.

Nuveen Investments	7

Nuveen Santa Barbara Global Growth Fund

The Fund’s Class A Shares at net asset value underperformed the MSCI World Index, but outperformed its Lipper classification average for the six-month period ending January 31, 2012.

The Fund is designed to use a geographically, economically, and demographically diversified strategy that seeks long-term capital appreciation by investing primarily in non-U.S. equity securities of varying market capitalizations. The strategy is based on our belief that, over time, well-managed growth companies will find their performance reflected in their stocks prices. As a result, our investment process centers on accurately assessing the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors as we seek to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk factors. Some of the factors that Santa Barbara uses to identify potential investments include: above average earnings growth over the long term; consistent earnings growth over the long term; earnings growth trends; proven management track records; position as industry leaders; and sustainable competitive advantages.

Our holdings in companies based in the U.S. added positively to performance during the period. Other countries which performed strongly included Ireland, Norway, the United Kingdom and the Philippines.

Several factors contributed to our underperformance versus the MSCI World Index. Our weighting in emerging markets, which underperformed developed markets for the period, as well as negative stock selection in the consumer discretionary sector were the primary factors. On the emerging market side, countries that failed to meet or beat central bank inflation targets underperformed. The exceptions were Indonesia and the Philippines. Our consumer discretionary stocks, which underperformed, were Macau-related stocks. These stocks fell sharply in one week leading up to the Golden Week Holiday in early October, initially due to bad debt concerns and subsequently to fears that China’s new regulations on shadow bank lending may impact the local economy.

Sectors that contributed positively to performance included financials, where we continue to be underweight and have positive stock selection. Also in the energy sector, we were slightly underweight and had positive stock selection.

Several individual positions contributed to performance, including Goodrich. The company’s shares rose significantly on the acquisition offer from United Technologies in mid-September 2011. This has been a solid holding for us since we purchased it due to the strength of the commercial aerospace industry and the firm’s position globally. We sold the shares following the announcement.

Dollar General also contributed meaningfully to performance. The U.S.-based dollar store operator is generating sustained revenue and earnings growth by expanding its store base and improving in-store offerings to build traffic and market share. The stock has benefited from strong earnings growth that were in excess of expectations.

8	Nuveen Investments

Americas Petrogas Inc. (Canada) is a junior oil and gas company with one of the largest land bases in the Neuguen Basin in Argentina. The Vaca Mueta and Los Molles Shales are the two principal source rocks in the Nequent Basin. On November 7, 2011, Repsol YPF announced that it had made the largest oil discovery ever in Argentina in the Vaca Muerta basin, triggering outperformance of Americas Petrogas due to its strategic location relative to Repsol YPF’s discovery.

Several positions detracted from performance, including Peabody Energy. The stock weakened as demand by emerging economies for coal, particularly from metallurgical coal, fell and the risks inherent in their acquisition of Macarthur Coal became clearer. Riverbed Technology performed poorly during the period due to slowing demand for WAN (wide area network) optimization, which is the primary driver for Riverbed’s growth. Also negatively impacting performance was SodaStream, which manufactures home beverage carbonation systems. The stock dropped significantly in August, despite excellent quarterly numbers, because of downgrades by many sell-side analysts due to its high valuation.

We added several positions to the Fund during the reporting period. Chicago Bridge and Iron was purchased because we particularly like its strong presence serving the global energy complex which is experiencing extended growth in investment spending.

We also purchased Whole Foods Market early in the period. This holding complements Hain Food and addresses the growth opportunity we see ahead among consumers espousing organic, natural and sustainable consumption.

Lastly, we purchased Black Diamond, which is a leading provider of temporary and permanent modular buildings and energy services products including remote workforce accommodation for mining camps. The largest driver of growth for Black Diamond will continue to be activity in the Canadian oil sands.

We sold several positions throughout the reporting period. Peabody Energy was sold due to concerns about weak demand and integration challenges due to its acquisition of Macarthur Coal in Australia. We also sold Riverbed due to concerns that not only had end market demand slowed but that weaker orders would result from the timing of a new product launch cycle. Lastly, we sold Abcam PLC, which produces and distributes research-grade antibodies via an online catalog. Abcam generates a significant portion of profits from the U.S., and we expect to see slower growth over the next year due to budgetary constraints.

Nuveen Santa Barbara Growth Fund

The Fund’s Class A Shares at net asset value outperformed both the Russell 1000 Growth Index and its Lipper classification average during the six-month reporting period ended January 31, 2012.

In this Fund, we seek to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing and momentum-driven trading, instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

Nuveen Investments	9

During the reporting period, stock selection drove the Fund’s outperformance, with issues in the materials, consumer discretionary, financials and energy sectors contributing most. The technology and health care sectors experienced negative stock selection during the period. Our allocation across sectors was neutral, with an overweight in health care and an underweight in energy contributing positively, while a modest underweight in industrials detracted modestly.

The performance period included several strong months for the overall market, especially in October 2011 and January 2012, during which the industrials and technology sectors rebounded on diminished concerns about the stamina of the U.S. economic recovery.

Several individual positions contributed to the Fund’s outperformance, including Ross Stores, one the largest off-price retailers in the U.S. The company performed well due largely to better than anticipated revenue and earnings growth. The company continues to expand its store base, garner strong market share among value-seeking consumers and manage expenses well.

Donaldson Company provides filtration products for heavy equipment manufacturers and industrial applications. The shares have done well due to both the growth and resilience of the business lines, which are broadly diversified by industrial use and geography.

Ecolab performed well when the acquisition of Nalco was announced mid-2011. The company has a strong franchise offering cleaning and sanitizing products and services to industrial and hospitality companies around the world. The acquisition of Nalco should expand the areas to which Ecolab sells and increase the potential growth for this typically stable company.

Several holdings detracted from performance, including Deckers Outdoor Corporation, which performed poorly during the period due to concerns about consumer demand for their core boot product (UGG’s). Despite warm weather during the early winter months in much of the U.S., we continue to believe that the new styles, growth in men’s’ offerings and international expansion will drive strong earnings growth.

BMC Software detracted from performance during the period due to poor execution on a transition in its sales organization. The strength of BMC’s offerings in the growing areas of cloud computing, data center consolidation and virtualization, as well as an attractive valuation, led us to stick with the stock.

Schlumberger lagged its oil service peers on concerns about North American pressure pumping trends. We continue to like the breadth of the company’s global business and believe that the stock may benefit from renewed focus on international exploration and production growth.

We purchased several positions during the period, including Covidien. Following its spin-out from Tyco five years ago, the management team has successfully positioned the company to dominate areas of surgical instrumentation across several therapeutic areas and several concentrated medical supply product areas. The firm is further using the benefits of portfolio rationalization to invest in research and development while improving margins.

Chicago Bridge and Iron also was purchased. While this holding falls into the industrial sector, we particularly like its strong presence serving the global energy complex which is

10	Nuveen Investments

experiencing extended growth in investment spending. Chicago Bridge and Iron provides engineering and construction services for both upstream and downstream energy facilities and is participating in the growth of liquification and regasification terminals.

We sold several positions as well, including C. R. Bard. This stock was sold due to our concerns about decelerating top line growth, driven by longer-term factors which included the loss of pricing power and weak utilization. We also sold Becton Dickinson in the health care sector due to similar concerns regarding top line growth and margin pressure due to higher investment spending. Lastly, we sold Illinois Tool Works after an assessment of its end market growth, which remains under pressure.

Nuveen Santa Barbara International Growth Fund

The Fund’s Class A Shares at net asset value underperformed both the MSCI EAFE Index and the Lipper classification average for the six-month period ending January 31, 2012.

The Fund is designed to use a geographically, economically, and demographically diversified strategy that seeks long-term capital appreciation by investing primarily in non-U.S. equity securities of varying market capitalizations. The strategy is based on our belief that, over time, well-managed growth companies will find their performance reflected in their stocks prices. As a result, our investment processes center on accurately assessing the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors in an effort to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk assessments. Some of the factors that Santa Barbara uses to identify potential investments include: consistent, above average earnings growth over the long term; strong earnings growth trends; proven management track records; position as industry leaders; and sustainable competitive advantages.

Our holdings in emerging markets, which underperformed developed markets for the period, as well as our overweight position in consumer discretionary stocks were the primary factors contributing to the Fund’s underperformance. On the emerging market side, countries who failed to meet or beat central bank inflation targets underperformed. Some exceptions included Indonesia and the Philippines. Macau-related consumer discretionary stocks also underperformed. These stocks fell sharply in the week leading up to the Golden Week Holiday in early October, initially due to bad debt concerns and subsequently to fears that China’s new regulations on shadow bank lending may impact the local economy. On a country basis, our holdings in Ireland, Italy, Norway and the Philippines contributed most to performance. On a sector basis, energy, information technology and materials were positive contributors.

During the reporting period several individual holdings performed well. Americas Petrogas Inc. (Canada), a junior oil and gas company with one of the largest land bases in the Neuguen basin in Argentina. The Vaca Mueta and Los Molles Shales are the two principal source rocks in the Nequent Basin. On November 7, 2011, Repsol YPF announced that it had made the largest oil discovery ever in Argentina in the Vaca Muerta

Nuveen Investments	11

Basin, triggering outperformance of Americas Petrogas due to its strategic location relative to Repsol YPF’s discovery. Also positively contributing was Autonomy, which specializes in software for unstructured data shares. The holding rose significantly on an acquisition offer from Hewlett Packard. Lastly, Imagination Technologies continued to benefit from the growth in the mobile computing space (smartphones, tablets) as it provides components for the chipsets for video content within these devices.

Several individual positions contributed to underperformance, including Precision Drilling Corporation, an integrated oilfield drilling and energy service company. The stock price declined significantly during the period, as the oilfield service sector, and Precision Drilling specifically, reacted to an expected large slowdown in activity for 2012 due to lower forecast worldwide gross domestic product (GDP) growth.

Also negatively impacting performance was SodaStream. The company manufactures home beverage carbonation systems, which enable consumers to transform tap water into carbonated soft drinks and sparkling water. The stock dropped significantly in August, despite reporting excellent quarterly numbers, because of downgrades by many sell-side analysts due to its high valuation.

Lastly, as we mentioned earlier, our Macau consumer discretionary stocks underperformed, including Melco Crown. The company is a Hong Kong based operator of casinos in Macau. Until early December, the stock had only an ADR listing, making it most vulnerable to selling by U.S. investors. Going forward, fundamentals remain strong as City of Dreams, its flagship property, has demonstrated its ability to attract and retain premium customers. We also believe Melco’s Macau Studio City acquisition should remove concerns about a lack of new development projects in the pipeline.

We added several positions, including Black Diamond, which is a leading provider of temporary and permanent modular buildings and energy services products. The largest driver of growth for Black Diamond will continue to be activity in the Canadian oil sands.

We also added Dialog Semiconductor, a semiconductor company focused on making power management integrated circuits for smartphones, tablets and other mobile devices. Dialog also makes connectivity chips as well as and chips for the automotive and industrial markets.

We also sold several positions, including KDDI, a comprehensive telecommunications carrier that provides information and communication services from fixed-line communication to mobile communication in Japan. The company was unable to forecast iPhone sales under what would be considered “normal conditions”, and earnings from iPhone sales may not be realized until 2014. Lastly, we sold Abcam PLC, which produces and distributes research-grade antibodies via an online catalog. Abcam generates a significant portion of profits from the U.S. and we expect to see slower growth in the U.S. over the next year due to budgetary constraints. The slowdown in research spending in the U.S. would affect both Abcam’s core antibody business and its newer biochemical product lines.

12	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the funds, are subject to market risk, derivatives risk, concentration or sector risk, preferred security risk, and common stock risk. Dividends are not guaranteed. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Santa Barbara Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	3.99%	6.75%	3.78%	5.94%
Class A Shares at maximum Offering Price	-2.00%	0.61%	2.56%	4.87%
S&P 500 Index***	2.71%	4.22%	0.33%	2.39%
Lipper Equity Income Funds Classification Average***	2.90%	4.50%	0.81%	3.06%

Class B Shares w/o CDSC	3.60%	5.91%	3.01%	5.15%
Class B Shares w/CDSC	-1.40%	1.91%	2.83%	5.01%
Class C Shares	3.60%	5.96%	3.00%	5.14%
Class R3 Shares	3.88%	6.45%	3.53%	5.68%
Class I Shares	4.12%	7.01%	4.04%	6.20%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	-1.34%	5.17%	3.57%	5.51%
Class A Shares at maximum Offering Price	-7.00%	-0.87%	2.35%	4.43%
Class B Shares w/o CDSC	-1.76%	4.35%	2.79%	4.72%
Class B Shares w/CDSC	-6.64%	0.35%	2.61%	4.58%
Class C Shares	-1.72%	4.39%	2.79%	4.71%
Class R3 Shares	-1.49%	4.89%	3.32%	5.25%
Class I Shares	-1.21%	5.48%	3.84%	5.78%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.18%
Class B Shares	1.95%
Class C Shares	1.92%
Class R3 Shares	1.49%
Class I Shares	0.91%

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, B, C and I Share returns are actual. Returns for Class R3 Shares are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

16	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Santa Barbara Global Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-6.97%	-2.46%	18.27%
Class A Shares at maximum Offering Price	-12.32%	-8.07%	15.77%
MSCI World Index***	-4.04%	-2.99%	15.52%
Lipper Global Multi-Cap Growth Funds Classification Average***	-7.24%	-5.84%	16.55%

Class C Shares	-7.32%	-3.19%	17.39%
Class R3 Shares	-7.09%	-2.69%	17.98%
Class I Shares	-6.86%	-2.23%	18.56%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-12.24%	-9.00%	16.22%
Class A Shares at maximum Offering Price	-17.29%	-14.24%	13.69%
Class C Shares	-12.60%	-9.71%	15.34%
Class R3 Shares	-12.38%	-9.26%	15.92%
Class I Shares	-12.16%	-8.82%	16.50%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	5.81%	1.43%
Class C Shares	6.56%	2.18%
Class R3 Shares	6.06%	1.68%
Class I Shares	5.56%	1.18%

The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 4/24/09.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Santa Barbara Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	3.16%	4.09%	0.41%	0.80%
Class A Shares at maximum Offering Price	-2.75%	-1.88%	-0.77%	-0.21%
Russell 1000 Growth Index***	2.84%	6.07%	3.17%	4.25%
Lipper Multi-Cap Growth Funds Classification Average***	-1.68%	1.20%	2.03%	2.83%

Class C Shares	2.77%	3.31%	-0.35%	0.04%
Class R3 Shares	3.06%	3.78%	0.12%	0.53%
Class I Shares	3.31%	4.33%	0.65%	1.05%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	-6.60%	-0.51%	-0.50%	-0.20%
Class A Shares at maximum Offering Price	-11.99%	-6.24%	-1.68%	-1.22%
Class C Shares	-6.95%	-1.31%	-1.26%	-0.96%
Class R3 Shares	-6.73%	-0.76%	-0.78%	-0.48%
Class I Shares	-6.48%	-0.29%	-0.26%	0.05%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.19%
Class C Shares	1.94%
Class R3 Shares	1.44%
Class I Shares	0.94%

*	Six-month returns are cumulative; all other returns are annualized.

**	Class A, C and I Share returns are actual. Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class R3 Share returns are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions.

18	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Santa Barbara International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-15.32%	-13.24%	17.38%
Class A Shares at maximum Offering Price	-20.19%	-18.23%	14.90%
MSCI EAFE Index***	-10.42%	-9.59%	12.34%
Lipper International Multi-Cap Growth Funds Classification Average***	-10.66%	-8.54%	15.12%

Class C Shares	-15.64%	-13.90%	16.50%
Class R3 Shares	-15.41%	-13.43%	17.10%
Class I Shares	-15.20%	-13.02%	17.67%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-20.02%	-19.60%	14.78%
Class A Shares at maximum Offering Price	-24.62%	-24.22%	12.28%
Class C Shares	-20.32%	-20.19%	13.93%
Class R3 Shares	-20.14%	-19.83%	14.48%
Class I Shares	-19.92%	-19.40%	15.06%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	3.38%	1.43%
Class C Shares	4.85%	2.18%
Class R3 Shares	4.35%	1.68%
Class I Shares	2.05%	1.18%

The investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 4/24/09.

***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	19

Holding Summaries (Unaudited) as of January 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Santa Barbara Dividend Growth Fund

Portfolio Allocation1

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	10.2%
Pharmaceuticals	7.5%
Machinery	6.0%
IT Services	5.4%
Tobacco	5.2%
Communications Equipment	4.5%
Electric Utilities	4.3%
Hotels, Restaurants & Leisure	3.3%
Diversified Financial Services	3.2%
Software	3.1%
Semiconductors & Equipment	3.1%
Metals & Mining	3.1%
Beverages	2.7%
Diversified Telecommunication Services	2.6%
Textiles, Apparel & Luxury Goods	2.6%
Energy Equipment & Services	2.5%
Health Care Providers & Services	2.3%
Road & Rail	2.4%
Thrifts & Mortgage Finance	2.2%
Short-Term Investments	4.0%
Other	19.8%

Top Five Common Stock Holdings[2]
YUM! Brands, Inc.	3.4%
JPMorgan Chase & Co.	3.3%
Microsoft Corporation	3.3%
Microchip Technology Incorporated	3.2%
Southern Copper Corporation	3.2%

1	As a percentage of total investments as of January 31, 2012. Holdings are subject to change.

2	As a Percentage of total common stocks as of January 31, 2012. Holdings are subject to change.

20	Nuveen Investments

Nuveen Santa Barbara Global Growth Fund

Portfolio Allocation1

Country Allocation[1]
United States	48.6%
Canada	6.9%
Japan	6.7%
United Kingdom	6.5%
Indonesia	4.0%
Hong Kong	3.4%
Germany	2.7%
Israel	2.2%
France	2.0%
China	1.8%
Bermuda	1.7%
Philippines	1.7%
Singapore	1.1%
Netherlands	1.1%
Denmark	1.1%
Italy	1.1%
Sweden	1.1%
India	1.1%
Ireland	1.0%
Brazil	1.0%
Finland	0.7%
Norway	0.7%
Thailand	0.7%
Australia	0.6%
Switzerland	0.5%

Portfolio Composition[1]
Energy Equipment & Services	7.1%
Machinery	6.7%
Computers & Peripherals	6.0%
Internet Software & Services	5.3%
Oil, Gas & Consumable Fuels	4.9%
Pharmaceuticals	4.4%
Textiles, Apparel & Luxury Goods	4.3%
Household Durables	4.2%
Hotels, Restaurants & Leisure	3.4%
Commercial Banks	3.4%
Semiconductors & Equipment	3.1%
Metals & Mining	3.0%
Communications Equipment	3.0%
Personal Products	2.9%
Food & Staples Retailing	2.8%
Health Care Providers & Services	2.7%
Real Estate Management & Development	2.3%
Software	2.2%
Chemicals	2.1%
Health Care Technology	2.1%
Construction & Engineering	2.0%
Transportation Infrastructure	1.9%
Road & Rail	1.8%
Other	18.4%

Top Five Common Stock Holdings[1]
Apple, Inc.	3.1%
Google Inc., Class A	2.1%
Cerner Corporation	2.1%
Continental Resources Inc.	2.0%
McDonald’s Corporation	1.9%

1	As a percentage of total investments as of January 31, 2012. Holdings are subject to change.

Nuveen Investments	21

Holding Summaries (Unaudited) (continued) as of January 31, 2012

Nuveen Santa Barbara Growth Fund

Portfolio Allocation1

Portfolio Composition[1]
Chemicals	7.7%
Oil, Gas & Consumable Fuels	5.5%
Software	5.1%
IT Services	5.0%
Health Care Equipment & Supplies	4.6%
Textiles, Apparel & Luxury Goods	4.4%
Internet Software & Services	4.4%
Pharmaceuticals	4.1%
Semiconductors & Equipment	4.1%
Communication Equipment	4.0%
Personal Products	4.0%
Energy Equipment & Services	3.7%
Computers & Peripherals	3.2%
Electric Equipment & Instruments	2.9%
Aerospace & Defense	2.6%
Real Estate Investment Trust	2.6%
Machinery	2.6%
Specialy Retail	2.6%
Hotels, Restaurants & Leisure	2.5%
Food & Staples Retailing	2.3%
Biotechnology	2.3%
Short-Term Investments	0.6%
Other	19.2%

Top Five Common Stock Holdings[2]
Occidental Petroleum Corporation	3.3%
EMC Corporation	3.2%
Google Inc., Class A	3.1%
Praxair, Inc.	3.0%
Schlumberger Limited	2.7%

1	As a percentage of total investments as of January 31, 2012. Holdings are subject to change.

2	As a percentage of total common stocks as of January 31, 2012. Holdings are subject to change.

22	Nuveen Investments

Nuveen Santa Barbara International Growth Fund

Portfolio Allocation1

Country Allocation[1]
United Kingdom	12.0%
Japan	11.8%
Canada	10.4%
Germany	8.5%
France	5.7%
China	5.6%
Indonesia	5.3%
United States	4.6%
Singapore	3.8%
Hong Kong	3.3%
India	3.1%
Israel	2.7%
Bermuda	2.6%
Brazil	2.4%
Philippines	2.2%
Norway	2.2%
Italy	2.0%
Finland	1.8%
Sweden	1.7%
Ireland	1.7%
Australia	1.5%
Switzerland	1.2%
Mexico	1.2%
Thailand	1.0%
Denmark	0.9%
Belgium	0.8%

Portfolio Composition[1]
Machinery	9.1%
Oil, Gas & Consumable Fuels	6.6%
Energy Equipment & Services	6.3%
Textiles, Apparel & Luxury Goods	5.5%
Pharmaceuticals	4.6%
Semiconductors & Equipment	4.4%
Household Durables	3.9%
Real Estate Management & Development	3.9%
Metals & Mining	3.8%
Internet Software & Services	3.8%
Construction & Engineering	3.6%
Hotels, Restaurants & Leisure	3.6%
Commercial Services & Supplies	3.6%
Commercial Banks	3.2%
Distributors	2.9%
Multiline Retail	2.7%
Transportation Infrastructure	2.4%
Software	2.4%
Automobiles	1.9%
Food & Staples Retailing	1.8%
Short-Term Investments	0.6%
Other	19.4%

Top Five Common Stock Holdings[2]
ICICI Bank Limited, ADR	2.0%
Saipem S.p.A	2.0%
Americas Petrogas Inc.	1.9%
SodaStream International Limited	1.8%
Dialog Semiconductor PLC	1.8%

1	As a percentage of total investments as of January 31, 2012. Holdings are subject to change.

2	As a percentage of total common stocks as of January 31, 2012. Holdings are subject to change.

Nuveen Investments	23

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Santa Barbara Dividend Growth Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$1,039.90	$1,036.00	$1,036.00	$1,038.80	$1,041.20	$1,019.76	$1,015.99	$1,015.99	$1,018.50	$1,021.01
Expenses Incurred During Period	$5.49	$9.31	$9.31	$6.76	$4.21	$5.43	$9.22	$9.22	$6.70	$4.17

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.82%, 1.82%, 1.32% and ..82% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Santa Barbara Global Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$930.30	$926.80	$929.10	$931.40	$1,017.95	$1,014.18	$1,016.69	$1,019.20
Expenses Incurred During Period	$6.94	$10.56	$8.15	$5.73	$7.25	$11.04	$8.52	$5.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.18%, 1.68% and 1.18% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Santa Barbara Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$1,031.60	$1,027.70	$1,030.60	$1,033.10	$1,018.95	$1,015.18	$1,017.70	$1,020.21
Expenses Incurred During Period	$6.28	$10.09	$7.55	$5.01	$6.24	$10.03	$7.51	$4.98

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48% and .98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24	Nuveen Investments

Nuveen Santa Barbara International Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$846.80	$843.60	$845.90	$848.00	$1,017.95	$1,014.18	$1,016.69	$1,019.20
Expenses Incurred During Period	$6.64	$10.10	$7.80	$5.48	$7.25	$11.04	$8.52	$5.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.18%, 1.68% and 1.18% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Dividend Growth Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 95.6%

	Aerospace & Defense – 2.0%

309,715	Raytheon Company	$14,863,223
	Beverages – 2.7%

297,385	Coca-Cola Company	20,082,409
	Capital Markets – 2.1%

86,295	BlackRock Inc.	15,705,690
	Commercial Banks – 2.2%

290,080	Cullen/Frost Bankers, Inc.	16,148,754
	Communications Equipment – 4.5%

301,500	Motorola Solutions Inc.	13,992,615

327,905	QUALCOMM, Inc.	19,287,372
	Total Communications Equipment	33,279,987
	Diversified Financial Services – 3.2%

633,505	JPMorgan Chase & Co.	23,629,737
	Diversified Telecommunication Services – 2.6%

662,665	AT&T Inc.	19,488,978
	Electric Utilities – 4.3%

174,000	ITC Holdings Corporation	12,825,540

319,445	NextEra Energy Inc.	19,118,783
	Total Electric Utilities	31,944,323
	Electrical Equipment – 1.7%

239,160	Emerson Electric Company	12,288,041
	Energy Equipment & Services – 2.5%

498,400	Seadrill Limited	18,490,640
	Food Products – 2.0%

297,500	McCormick & Company, Incorporated	15,035,650
	Gas Utilities – 2.2%

190,700	ONEOK, Inc.	15,858,612
	Health Care Providers & Services – 2.3%

441,500	AmerisourceBergen Corporation	17,205,255
	Hotels, Restaurants & Leisure – 3.2%

378,400	YUM! Brands, Inc.	23,964,072
	Household Durables – 2.2%

751,200	Leggett and Platt Inc.	16,120,752
	Household Products – 1.9%

227,445	Procter & Gamble Company	14,338,133
	Insurance – 2.0%

304,375	AFLAC Incorporated	14,680,006
	IT Services – 5.4%

324,400	Accenture Limited	18,601,096

108,835	International Business Machines Corporation (IBM)	20,961,621
	Total IT Services	39,562,717
	Machinery – 6.0%

139,200	Caterpillar Inc.	15,189,504

282,300	Eaton Corporation	13,841,169

26	Nuveen Investments

Shares	Description (1)			Value

	Machinery (continued)

345,967	PACCAR Inc.			$15,291,741
	Total Machinery			44,322,414
	Media – 1.5%

411,880	Thomson Corporation			11,322,581
	Metals & Mining – 3.1%

649,860	Southern Copper Corporation			22,543,643
	Oil, Gas & Consumable Fuels – 10.1%

212,210	Chevron Corporation			21,874,607

272,055	EQT Corporation			13,744,219

569,350	Kinder Morgan, Inc.			18,486,795

291,085	Royal Dutch Shell PLC, Class A, Sponsored ADR			20,771,826
	Total Oil, Gas & Consumable Fuels			74,877,447
	Pharmaceuticals – 7.4%

360,635	Abbott Laboratories			19,528,385

114,700	Novo-Nordisk A/S			13,669,946

1,007,600	Pfizer Inc.			21,562,640
	Total Pharmaceuticals			54,760,971
	Road & Rail – 2.4%

152,400	Union Pacific Corporation			17,420,844
	Semiconductors & Equipment – 3.1%

615,790	Microchip Technology Incorporated			22,728,809
	Software – 3.1%

779,000	Microsoft Corporation			23,003,870
	Textiles, Apparel & Luxury Goods – 2.5%

142,175	VF Corporation			18,694,591
	Thrifts & Mortgage Finance – 2.2%

1,304,390	New York Community Bancorp Inc.			16,552,709
	Tobacco – 5.2%

149,445	Lorillard Inc.			16,048,899

296,875	Philip Morris International			22,197,342
	Total Tobacco			38,246,241
	Total Common Stocks (cost $649,569,869)			707,161,099

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.0%

$29,375	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/12, repurchase price $29,374,786, collateralized by $26,540,000 U.S. Treasury Notes, 4.000%, due 2/15/15, value $29,965,597	0.010%	2/01/12	$29,374,778
	Total Short-Term Investments (cost $29,374,778)			29,374,778
	Total Investments (cost $678,944,647) – 99.6%			736,535,877
	Other Assets Less Liabilities – 0.4%			2,924,997
	Net Assets – 100%			$739,460,874

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Global Growth Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 97.7%
	Air Freight & Logistics – 1.4%

250	FedEx Corporation	$22,873
	Automobiles – 0.5%

8,000	Brilliance China Automotive Holdings Limited	8,552
	Building Products – 0.5%

400	JS Group Corporation	8,271
	Chemicals – 2.1%

200	Lanxess AG	13,027

200	Praxair, Inc.	21,240
	Total Chemicals	34,267
	Commercial Banks – 3.3%

475	ICICI Bank Limited, ADR	17,200

15,500	PT Bank Rakyat Indonesia	11,810

875	Wells Fargo & Company	25,559
	Total Commercial Banks	54,569
	Commercial Services & Supplies – 1.6%

309	Aggreko PLC	10,201

475	Black Diamond Group Limited	8,499

300	Edenred SA	7,283
	Total Commercial Services & Supplies	25,983
	Communications Equipment – 2.9%

1,020	Juniper Networks Inc., (2)	21,349

465	QUALCOMM, Inc.	27,351
	Total Communications Equipment	48,700
	Computers & Peripherals – 5.9%

110	Apple, Inc., (2)	50,212

1,125	EMC Corporation, (2)	28,980

500	Network Appliance Inc., (2)	18,870
	Total Computers & Peripherals	98,062
	Construction & Engineering – 1.9%

425	Chicago Bridge & Iron Company N.V.	18,097

500	JGC Corporation	13,769
	Total Construction & Engineering	31,866
	Construction Materials – 0.5%

4,500	Indocement Tunggal Prakarsa Tbk PT	8,484
	Distributors – 1.7%

450	Jardine Cycle & Carriage Limited	18,378

4,500	Li and Fung Limited	9,829
	Total Distributors	28,207
	Diversified Financial Services – 0.6%

132,000	Metro Pacific Investments Corporation	10,773
	Electrical Equipment – 0.6%

150	Schneider Electic SA	9,316
	Energy Equipment & Services – 7.0%

350	National-Oilwell Varco Inc.	25,893

1,100	Precision Drilling Corporation, (2)	11,289

28	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

375	Saipem S.p.A	$17,551

305	Schlumberger Limited	22,927

485	Seadrill Limited	18,021

675	ShawCor Limited, Class A Shares	20,061
	Total Energy Equipment & Services	115,742
	Food & Staples Retailing – 2.7%

5,800	CP ALL PCL	10,972

280	PriceSmart, Inc.	18,662

205	Whole Foods Market, Inc.	15,176
	Total Food & Staples Retailing	44,810
	Food Products – 1.2%

500	Hain Celestial Group Inc., (2)	19,295
	Health Care Providers & Services – 2.6%

585	Express Scripts, Inc., (2)	29,929

625	Ship Healthcare Holdings Inc.	13,604
	Total Health Care Providers & Services	43,533
	Health Care Technology – 2.0%

548	Cerner Corporation, (2)	33,367
	Hotels, Restaurants & Leisure – 3.4%

1,600	Dominos Pizza Inc.	11,537

6,000	Galaxy Entertainment Group Limited, (2)	13,152

315	McDonald’s Corporation	31,200
	Total Hotels, Restaurants & Leisure	55,889
	Household Durables – 4.1%

4,000	PDG Realty SA Empreendimentos e Participacoes	16,209

440	SodaStream International Limited, (2)	16,804

14,000	Techtronic Industries Company Limited	15,561

300	Tupperware Corporation	18,852
	Total Household Durables	67,426
	Internet & Catalog Retail – 0.6%

10	Rakuten Inc.	10,089
	Internet Software & Services – 5.2%

525	Akamai Technologies, Inc., (2)	16,931

90	Baidu.com, Inc., Sponsored ADR, (2)	11,477

60	Google Inc., Class A, (2)	34,806

1,300	Telecity Group PLC	13,254

400	Tencent Holdings Limited	9,784
	Total Internet Software & Services	86,252
	IT Services – 1.7%

160	Visa Inc.	16,102

650	WireCard AG	11,682
	Total IT Services	27,784
	Life Sciences Tools & Services – 0.6%

225	Gerresheimer AG	10,679

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Global Growth (continued)

January 31, 2012

Shares	Description (1)	Value

	Machinery – 6.5%

90	Fanuc Limited, (2)	$15,126

275	GEA Group AG	8,833

450	Kennametal Inc.	19,400

450	Komatsu, Ltd., Sponsored ADR	12,688

500	Nabtesco Corporation	10,627

1,350	Volvo AB, Class B Shares	17,454

350	Wartsila OYJ Abp	11,793

395	Weir Group PLC	12,169
	Total Machinery	108,090
	Media – 1.6%

400	Discovery Communications Inc., Class A Shares, (2)	17,152

475	Imax Corporation, (2)	9,837
	Total Media	26,989
	Metals & Mining – 3.0%

2,400	Capstone Mining Corporation, (2)	8,282

1,250	Hitachi Metals Limited	14,350

550	Pretium Resources Inc., (2)	8,996

1,025	Yamana Gold Inc.	17,736
	Total Metals & Mining	49,364
	Multiline Retail – 1.5%

395	Dollar General Corporation, (2)	16,831

14,000	PT Mitra Adiperkasa Tbk	8,877
	Total Multiline Retail	25,708
	Oil, Gas & Consumable Fuels – 4.8%

7,300	Americas Petrogas Inc., (2)	26,573

400	Continental Resources Inc., (2)	32,271

270	Golar LNG, Limited	11,070

5,200	Paladin Energy Limited	10,113
	Total Oil, Gas & Consumable Fuels	80,027
	Personal Products – 2.8%

500	Herbalife, Limited	28,940

350	Nu Skin Enterprises, Inc., Class A	17,483
	Total Personal Products	46,423
	Pharmaceuticals – 4.3%

225	Allergan, Inc.	19,780

1,250	Elan Corporation PLC, (2)	17,013

150	Novo Nordisk A/S	17,736

500	Shire Pharmaceuticals Group PLC	16,593
	Total Pharmaceuticals	71,122
	Real Estate Investment Trust – 1.0%

250	American Tower REIT Inc.	15,878
	Real Estate Management & Development – 2.2%

383,000	Alam Sutera Realty Tbk PT	20,662

40,600	Ayala Land Inc.	16,719
	Total Real Estate Management & Development	37,381

30	Nuveen Investments

Shares	Description (1)	Value

	Road & Rail – 1.7%

400	Norfolk Southern Corporation	$28,880
	Semiconductors & Equipment – 3.1%

400	Altera Corporation	15,916

900	ARM Holdings PLC	8,644

500	Broadcom Corporation, Class A, (2)	17,170

1,100	DaiNippon Screen Manufacturing Company Limited	9,251
	Total Semiconductors & Equipment	50,981
	Software – 2.1%

325	Check Point Software Technology Limited, (2)	18,294

375	Red Hat, Inc., (2)	17,389
	Total Software	35,683
	Specialty Retail – 0.8%

200	Tiffany & Co.	12,760
	Textiles, Apparel & Luxury Goods – 4.2%

675	Burberry Group PLC	14,274

150	Deckers Outdoor Corporation, (2)	12,128

100	LVMH Moet Hennessy	16,167

625	Mulberry Group PLC	18,023

20	Swatch Group AG	8,426
	Total Textiles, Apparel & Luxury Goods	69,018
	Trading Companies & Distributors – 1.0%

4,500	Ashtead Group PLC	16,678
	Transportation Infrastructure – 1.9%

30,000	Beijing Capital International Airport	15,512

32,000	Jasa Marga Tbk PT	15,573
	Total Transportation Infrastructure	31,085
	Wireless Telecommunication Services – 0.6%

1,000	China Mobile Limited	10,225
	Total Investments (cost $1,408,139) – 97.7%	1,621,081
	Other Assets Less Liabilities – 2.3%	38,491
	Net Assets – 100%	$1,659,572

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.3%

	Aerospace & Defense – 2.6%

10,635	United Technologies Corporation	$833,252
	Auto Components – 1.6%

15,700	Johnson Controls, Inc.	498,789
	Beverages – 1.9%

9,200	PepsiCo, Inc.	604,164
	Biotechnology – 2.3%

14,780	Gilead Sciences, Inc., (2)	721,855
	Capital Markets – 1.9%

10,200	T. Rowe Price Group Inc.	589,968
	Chemicals – 7.6%

12,800	Ecolab Inc.	773,632

8,515	Monsanto Company	698,656

8,875	Praxair, Inc.	942,525
	Total Chemicals	2,414,813
	Commercial Banks – 1.8%

19,200	Wells Fargo & Company	560,832
	Communications Equipment – 4.0%

28,100	Juniper Networks Inc., (2)	588,133

11,315	QUALCOMM, Inc.	665,548
	Total Communications Equipment	1,253,681
	Computers & Peripherals – 3.2%

38,700	EMC Corporation, (2)	996,912
	Construction & Engineering – 1.2%

8,700	Chicago Bridge & Iron Company N.V.	370,446
	Electrical Equipment – 1.7%

10,200	Emerson Electric Company	524,076
	Electronic Components – 2.0%

11,615	Amphenol Corporation, Class A	632,204
	Electronic Equipment & Instruments – 0.8%

10,400	FLIR Systems Inc.	267,800
	Energy Equipment & Services – 3.7%

4,300	National-Oilwell Varco Inc.	318,114

11,455	Schlumberger Limited	861,072
	Total Energy Equipment & Services	1,179,186
	Food & Staples Retailing – 2.3%

8,900	Costco Wholesale Corporation	732,203
	Food Products – 1.1%

6,325	Bunge Limited	362,233
	Health Care Equipment & Supplies – 4.6%

10,800	Covidien PLC	556,200

5,900	Stryker Corporation	327,037

8,500	Varian Medical Systems, Inc., (2)	559,895
	Total Health Care Equipment & Supplies	1,443,132

32	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 1.9%

11,760	Express Scripts, Inc., (2)	$601,642
	Hotels, Restaurants & Leisure – 2.5%

7,985	McDonald’s Corporation	790,914
	Internet Software & Services – 4.3%

12,400	Akamai Technologies, Inc., (2)	399,900

1,675	Google Inc., Class A, (2)	971,684
	Total Internet Software & Services	1,371,584
	IT Services – 5.0%

13,710	Accenture Limited	786,131

7,800	Visa Inc.	784,992
	Total IT Services	1,571,123
	Life Sciences Tools & Services – 1.3%

4,600	Waters Corporation, (2)	398,222
	Machinery – 2.6%

11,300	Donaldson Company, Inc.	816,990
	Media – 2.2%

15,900	Discovery Communications Inc., Class A Shares, (2)	681,792
	Oil, Gas & Consumable Fuels – 5.5%

8,600	Continental Resources Inc., (2)	693,848

10,400	Occidental Petroleum Corporation	1,037,609
	Total Oil, Gas & Consumable Fuels	1,731,457
	Personal Products – 4.0%

9,900	Herbalife, Limited	573,012

13,600	Nu Skin Enterprises, Inc., Class A	679,320
	Total Personal Products	1,252,332
	Pharmaceuticals – 4.1%

8,755	Allergan, Inc.	769,652

11,660	Teva Pharmaceutical Industries Limited, Sponsored ADR	526,216
	Total Pharmaceuticals	1,295,868
	Professional Services – 0.7%

8,100	Robert Half International Inc.	224,289
	Real Estate Investment Trust – 2.6%

13,000	American Tower REIT Inc.	825,630
	Road & Rail – 2.1%

9,355	Norfolk Southern Corporation	675,431
	Semiconductors & Equipment – 4.1%

15,700	Altera Corporation	624,703

19,300	Broadcom Corporation, Class A, (2)	662,762
	Total Semiconductors & Equipment	1,287,465
	Software – 5.1%

13,000	BMC Software, Inc., (2)	471,120

11,000	Check Point Software Technology Limited, (2)	619,190

9,200	Intuit, Inc., (2)	519,248
	Total Software	1,609,558

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth (continued)

January 31, 2012

Shares	Description (1)			Value

	Specialy Retail – 2.6%

15,890	Ross Stores, Inc.			$807,530
	Textiles, Apparel & Luxury Goods – 4.4%

7,900	Deckers Outdoor Corporation, (2)			638,715

7,215	Nike, Inc., Class B			750,288
	Total Textiles, Apparel & Luxury Goods			1,389,003
	Total Common Stocks (cost $23,864,297)			31,316,376

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.5%

$174	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/12, repurchase price $173,668, collateralized by $170,000 U.S. Treasury Notes, 1.875%, due 6/30/15, value $178,925	0.010%	2/01/12	$173,668
	Total Short-Term Investments (cost $173,668)			173,668
	Total Investments (cost $24,037,965) – 99.8%			31,490,044
	Other Assets Less Liabilities – 0.2%			58,273
	Net Assets – 100%			$31,548,317

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

34	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara International Growth Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.9%

	Auto Components – 1.7%

2,400	Leoni AG	$107,804

3,800	Michelin	259,962
	Total Auto Components	367,766
	Automobiles – 1.9%

174,000	Brilliance China Automotive Holdings Limited	185,997

9,100	Tata Motors Limited	219,128
	Total Automobiles	405,125
	Beverages – 0.9%

3,300	Anheuser-Busch InBev	200,640
	Building Products – 0.7%

7,700	JS Group Corporation	159,213
	Chemicals – 1.3%

4,225	Lanxess AG	275,193
	Commercial Banks – 3.2%

12,200	ICICI Bank Limited, ADR	441,762

321,000	PT Bank Rakyat Indonesia	244,588
	Total Commercial Banks	686,350
	Commercial Services & Supplies – 3.6%

6,600	Aggreko PLC	217,886

11,500	Black Diamond Group Limited	205,754

7,600	Edenred SA	184,508

13,300	Park24 Company Limited	170,830
	Total Commercial Services & Supplies	778,978
	Construction & Engineering – 3.7%

313,000	China Communications Construction Company Limited	290,992

10,200	JGC Corporation	280,895

4,200	Outotect OYJ	220,741
	Total Construction & Engineering	792,628
	Construction Materials – 1.0%

117,500	Indocement Tunggal Prakarsa Tbk PT	221,538
	Distributors – 2.9%

7,300	Jardine Cycle & Carriage Limited	298,129

154,000	Li and Fung Limited	336,384
	Total Distributors	634,513
	Diversified Financial Services – 0.9%

2,471,000	Metro Pacific Investments Corporation	201,667
	Electrical Equipment – 1.0%

3,500	Schneider Electic SA	217,372
	Electronic Equipment & Instruments – 0.4%

2,100	Maruwa Company Limited	90,921
	Energy Equipment & Services – 6.3%

18,700	Petroleum Geo-Services	239,368

16,510	Precision Drilling Corporation, (2)	169,430

9,400	Saipem S.p.A	439,939

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara International Growth Fund

January 31, 2012

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

5,995	Seadrill Limited	$222,756

9,700	ShawCor Limited, Class A Shares	288,282
	Total Energy Equipment & Services	1,359,775
	Food & Staples Retailing – 1.1%

118,800	CP ALL PCL	224,731
	Health Care Equipment & Supplies – 1.0%

171,000	Biosensors International Group Limited, (2)	220,233
	Health Care Providers & Services – 1.0%

10,100	Ship Healthcare Holdings Inc.	219,836
	Health Care Technology – 1.6%

5,485	SXC Health Solutions Corporation, (2)	345,884
	Hotels, Restaurants & Leisure – 3.6%

37,700	Dominos Pizza Inc.	271,850

108,000	Galaxy Entertainment Group Limited, (2)	236,741

13,600	Intercontinental Hotels Group PLC, ADR	277,984
	Total Hotels, Restaurants & Leisure	786,575
	Household Durables – 3.9%

64,200	PDG Realty SA Empreendimentos e Participacoes	260,151

10,100	SodaStream International Limited, (2)	385,719

180,000	Techtronic Industries Company Limited	200,070
	Total Household Durables	845,940
	Insurance – 1.0%

56,600	New China Life Insurance Company Limited, (2)	209,094
	Internet & Catalog Retail – 1.4%

38,800	Ocado Group PLC, (2)	83,917

210	Rakuten Inc.	211,874
	Total Internet & Catalog Retail	295,791
	Internet Software & Services – 3.8%

1,975	Baidu.com, Inc., Sponsored ADR, (2)	251,852

29,890	Telecity Group PLC	304,741

11,000	Tencent Holdings Limited	269,068
	Total Internet Software & Services	825,661
	IT Services – 1.5%

17,700	WireCard AG	318,115
	Life Sciences Tools & Services – 0.7%

3,300	Gerresheimer AG	156,627
	Machinery – 9.2%

2,265	Duerr AG	115,532

1,325	Fanuc Limited	222,688

5,100	GEA Group AG	163,808

9,700	Komatsu, Ltd., Sponsored ADR	273,489

10,500	Nabtesco Corporation	223,170

3,555	Vallourec SA	240,086

28,210	Volvo AB, Class B Shares, (2)	364,724

4,700	Wartsila OYJ Abp	158,368

7,105	Weir Group PLC	218,883
	Total Machinery	1,980,748

36	Nuveen Investments

Shares	Description (1)	Value

	Media – 1.0%

10,300	Imax Corporation, (2)	$213,313
	Metals & Mining – 3.8%

33,000	Capstone Mining Corporation, (2)	113,873

20,000	Fortescue Metals Group Limited	107,227

9,000	Hitachi Metals Limited	103,319

13,800	Pretium Resources Inc., (2)	225,711

15,925	Yamana Gold Inc.	275,555
	Total Metals & Mining	825,685
	Multiline Retail – 2.8%

4,950	Dollarama Inc.	213,511

5,900	Don Quijote Company Limited	219,218

257,000	PT Mitra Adiperkasa Tbk	162,948
	Total Multiline Retail	595,677
	Oil, Gas & Consumable Fuels – 6.6%

112,925	Americas Petrogas Inc., (2)	411,066

5,600	Golar LNG, Limited	229,600

131,000	Madalena Ventures Inc., (2)	139,793

111,000	Paladin Energy Limited	215,867

13,300	Petrobakken Energy Limited, Class A	194,718

11,000	Tullow Oil PLC	240,940
	Total Oil, Gas & Consumable Fuels	1,431,984
	Pharmaceuticals – 5.4%

26,500	Elan Corporation PLC, (2)	360,665

114,300	Genomma Lab Internacional SAB de CV	250,802

1,720	Novo Nordisk A/S	203,373

5,800	Shire Pharmaceuticals Group PLC	192,481

6,000	Sugi Holdings Co. Ltd	167,594
	Total Pharmaceuticals	1,174,915
	Real Estate Management & Development – 3.9%

4,956,500	Alam Sutera Realty Tbk PT	267,397

656,500	Ayala Land Inc.	270,346

191,000	Global Logistic Properties Limited	302,174
	Total Real Estate Management & Development	839,917
	Semiconductors & Equipment – 4.4%

11,680	ARM Holdings PLC	112,181

7,200	Avago Technologies Limtied	244,368

25,300	DaiNippon Screen Manufacturing Company Limited	212,770

17,600	Dialog Semiconductor PLC, (2)	379,858
	Total Semiconductors & Equipment	949,177
	Software – 2.4%

3,570	Check Point Software Technology Limited, (2)	200,955

5,200	SAP AG, Sponsored ADR	314,496
	Total Software	515,451
	Specialty Retail – 1.2%

10,800	CIA Hering	259,615

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara International Growth Fund

January 31, 2012

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods – 5.5%

14,200	Burberry Group PLC			$300,291

2,050	LVMH Moet Hennessy			331,434

10,000	Mulberry Group PLC			288,372

635	Swatch Group AG			267,521
	Total Textiles, Apparel & Luxury Goods			1,187,618
	Trading Companies & Distributors – 1.2%

71,400	Ashtead Group PLC			264,629
	Transportation Infrastructure – 2.4%

550,000	Beijing Capital International Airport			284,386

494,000	Jasa Marga Tbk PT			240,406
	Total Transportation Infrastructure			524,792
	Total Common Stocks (cost $19,812,359)			21,603,687

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.7%

$139	Repurchase Agreement with State Street Bank, dated 1/31/12, repurchase price $138,679, collateralized by $125,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $141,614	0.010%	2/01/12	$138,679
	Total Short-Term Investments (cost $138,679)			138,679
	Total Investments (cost $19,951,038) – 100.6%			21,742,366
	Other Assets Less Liabilities – (0.6)%			(125,709)
	Net Assets – 100%			$21,616,657

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

January 31, 2012

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Assets
Investments, at value (cost $649,569,869, $1,408,139, $23,864,297 and $19,812,359, respectively)	$707,161,099	$1,621,081	$31,316,376	$21,603,687
Short-term investments, (at cost, which approximates value)	29,374,778	—	173,668	138,679
Cash	—	60,381	—	—
Cash denominated in foreign currencies (cost $—, $144, $— and $9,544, respectively)	—	144	—	9,544
Receivables:
Dividends and interest	1,095,305	167	4,020	6,352
From Adviser	—	9,919	—	—
Investments sold	—	21,898	—	367,076
Reclaims	—	109	—	2,317
Shares sold	12,413,568	100	129,424	23,950
Other assets	53,712	—	20	18
Total assets	750,098,462	1,713,799	31,623,508	22,151,623
Liabilities
Payables:
Investments purchased	9,159,819	37,223	—	474,824
Shares redeemed	669,468	—	21,856	—
Accrued expenses:
Management fees	398,142	—	19,704	13,847
12b-1 distribution and service fees	115,565	611	3,991	720
Other	294,594	16,393	29,640	45,575
Total liabilities	10,637,588	54,227	75,191	534,966
Net assets	$739,460,874	$1,659,572	$31,548,317	$21,616,657
Class A Shares
Net assets	$228,587,392	$412,592	$10,772,886	$1,199,450
Shares outstanding	9,114,093	17,908	516,244	45,332
Net asset value per share	$25.08	$23.04	$20.87	$26.46
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$26.61	$24.45	$22.14	$28.07
Class B Shares
Net assets	$1,917,445	N/A	N/A	N/A
Shares outstanding	76,556	N/A	N/A	N/A
Net asset value and offering price per share	$25.05	N/A	N/A	N/A
Class C Shares
Net assets	$88,012,582	$450,462	$1,357,826	$382,522
Shares outstanding	3,513,783	20,078	67,886	14,726
Net asset value and offering price per share	$25.05	$22.44	$20.00	$25.98
Class R3 Shares
Net assets	$1,081,616	$395,501	$55,424	$395,146
Shares outstanding	42,840	17,320	2,657	15,001
Net asset value and offering price per share	$25.25	$22.84	$20.86	$26.34
Class I Shares
Net assets	$419,861,839	$401,017	$19,362,181	$19,639,539
Shares outstanding	16,733,231	17,256	920,476	739,027
Net asset value and offering price per share	$25.09	$23.24	$21.03	$26.57
Net assets consist of:
Capital paid-in	$709,429,398	$1,525,602	$28,669,014	$25,997,192
Undistributed (Over-distribution of) net investment income	1,031,130	(6,556)	17,763	(72,287)
Accumulated net realized gain (loss)	(28,590,884)	(72,386)	(4,590,539)	(6,099,426)
Net unrealized appreciation (depreciation)	57,591,230	212,912	7,452,079	1,791,178
Net assets	$739,460,874	$1,659,572	$31,548,317	$21,616,657
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

N/A	– Santa Barbara Global Growth, Santa Barbara Growth and Santa Barbara International Growth do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Operations (Unaudited)

Six Months Ended January 31, 2012

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Dividend and Interest Income (net of foreign tax withheld of $64,610, $130, $1,204 and $3,654, respectively)	$8,073,775	$5,810	$217,525	$85,454
Expenses
Management fees	1,580,465	6,338	122,429	101,390
12b-1 service fees – Class A	195,724	483	16,175	1,498
12b-1 distribution and service fees – Class B	10,109	N/A	N/A	N/A
12b-1 distribution and service fees – Class C	314,350	1,926	6,469	1,890
12b-1 distribution and service fees – Class R3	1,482	944	129	958
Shareholders’ servicing agent fees and expenses	181,983	168	11,588	2,174
Custodian’s fees and expenses	34,712	12,821	7,002	24,504
Trustees’ fees and expenses	6,910	23	601	305
Professional fees	16,491	14,255	14,541	16,069
Shareholders’ reports – printing and mailing expenses	61,700	4,460	11,113	1,767
Federal and state registration fees	83,662	2,684	20,126	23,593
Other expenses	2,642	934	1,552	303
Total expenses before custodian fee credit and expense reimbursement	2,490,230	45,036	211,725	174,451
Custodian fee credit	(21)	(8)	—	—
Expense reimbursement	—	(32,662)	(12,291)	(25,839)
Net expenses	2,490,209	12,366	199,434	148,612
Net investment income (loss)	5,583,566	(6,556)	18,091	(63,158)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(2,165,114)	(72,387)	(409,810)	(4,742,754)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	31,700,045	(38,971)	1,010,016	(231,051)
Net realized and unrealized gain (loss)	29,534,931	(111,358)	600,206	(4,973,805)
Net increase (decrease) in net assets from operations	$35,118,497	$(117,914)	$618,297	$(5,036,963)

N/A	– Santa Barbara Global Growth, Santa Barbara Growth and Santa Barbara International Growth do not offer Class B Shares.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Santa Barbara Dividend Growth		Santa Barbara Global Growth		Santa Barbara Growth
	Six Months Ended 1/31/12	Year Ended 7/31/11	Six Months Ended 1/31/12	Year Ended 7/31/11	Six Months Ended 1/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$5,583,566	$3,279,034	$(6,556)	$(4,579)	$18,091	$80,560
Net realized gain (loss) from investments and foreign currency	(2,165,114)	1,928,218	(72,387)	291,284	(409,810)	1,671,620
Change in net unrealized appreciation (depreciation) of investments and foreign currency	31,700,045	17,997,138	(38,971)	51,090	1,010,016	5,351,600
Net increase (decrease) in net assets from operations	35,118,497	23,204,390	(117,914)	337,795	618,297	7,103,780
Distributions to Shareholders
From net investment income:
Class A	(1,586,038)	(1,162,537)	—	—	—	—
Class B	(13,049)	(26,531)	N/A	N/A	N/A	N/A
Class C	(428,937)	(335,820)	—	—	—	—
Class R3	(5,770)	(1,516)	—	—	—	—
Class I	(3,192,750)	(1,465,329)	—	—	(40,098)	(60,052)
From accumulated net realized gains:
Class A	—	—	(61,068)	(33,293)	—	—
Class B	—	—	N/A	N/A	N/A	N/A
Class C	—	—	(62,790)	(33,303)	—	—
Class R3	—	—	(58,993)	(33,296)	—	—
Class I	—	—	(58,936)	(33,289)	—	—
Decrease in net assets from distributions to shareholders	(5,226,544)	(2,991,733)	(241,787)	(133,181)	(40,098)	(60,052)
Fund Share Transactions
Proceeds from sale of shares	450,878,507	226,791,676	74,640	—	24,402,952	17,335,229
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,870,472	1,957,896	239,730	133,181	29,974	33,166
	453,748,979	228,749,572	314,370	133,181	24,432,926	17,368,395
Cost of shares redeemed	(68,045,103)	(36,744,424)	—	—	(31,572,850)	(20,062,517)
Net increase (decrease) in net assets from Fund share transactions	385,703,876	192,005,148	314,370	133,181	(7,139,924)	(2,694,122)
Net increase (decrease) in net assets	415,595,829	212,217,805	(45,331)	337,795	(6,561,725)	4,349,606
Net assets at the beginning of period	323,865,045	111,647,240	1,704,903	1,367,108	38,110,042	33,760,436
Net assets at the end of period	$739,460,874	$323,865,045	$1,659,572	$1,704,903	$31,548,317	$38,110,042
Undistributed (Over-distribution of) net investment income at the end of period	$1,031,130	$674,108	$(6,556)	$—	$17,763	$39,770

N/A	– Santa Barbara Global Growth and Santa Barbara Growth do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Changes in Net Assets (Unaudited) (continued)

	Santa Barbara International Growth
	Six Months Ended 1/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$(63,158)	$128,152
Net realized gain (loss) from investments and foreign currency	(4,742,754)	(1,298,412)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(231,051)	1,787,717
Net increase (decrease) in net assets from operations	(5,036,963)	617,457
Distributions to Shareholders
From net investment income:
Class A	(4,246)	—
Class B	N/A	N/A
Class C	—	—
Class R3	(315)	—
Class I	(122,579)	—
From accumulated net realized gains:
Class A	(366)	(50,506)
Class B	N/A	N/A
Class C	(119)	(31,793)
Class R3	(119)	(31,783)
Class I	(7,086)	(63,209)
Decrease in net assets from distributions to shareholders	(134,830)	(177,291)
Fund Share Transactions
Proceeds from sale of shares	334,391	32,163,609
Proceeds from shares issued to shareholders due to reinvestment of distributions	122,058	177,291
	456,449	32,340,900
Cost of shares redeemed	(4,677,730)	(3,239,871)
Net increase (decrease) in net assets from Fund share transactions	(4,221,281)	29,101,029
Net increase (decrease) in net assets	(9,393,074)	29,541,195
Net assets at the beginning of period	31,009,731	1,468,536
Net assets at the end of period	$21,616,657	$31,009,731
Undistributed (Over-distribution of) net investment income at the end of period	$(72,287)	$118,011

N/A	– Santa Barbara International Growth does not offer Class B Shares.

See accompanying notes to financial statements.

42	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	43

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA DIVIDEND GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (3/06)
2012(g)	$24.37	$.28	$.67	$.95	$(.24)	$—	$(.24)	$25.08
2011	20.53	.45	3.79	4.24	(.40)	—	(.40)	24.37
2010	18.92	.38	1.59	1.97	(.36)	—	(.36)	20.53
2009	22.82	.33	(3.89)	(3.56)	(.34)	—	(.34)	18.92
2008	23.78	.47	(.86)	(.39)	(.44)	(.13)	(.57)	22.82
2007	21.27	.43	2.63	3.06	(.54)	(.01)	(.55)	23.78
Class B (3/06)
2012(g)	24.34	.21	.65	.86	(.15)	—	(.15)	25.05
2011	20.52	.28	3.76	4.04	(.22)	—	(.22)	24.34
2010	18.90	.23	1.60	1.83	(.21)	—	(.21)	20.52
2009	22.81	.16	(3.87)	(3.71)	(.20)	—	(.20)	18.90
2008	23.77	.29	(.87)	(.58)	(.25)	(.13)	(.38)	22.81
2007	21.22	.28	2.61	2.89	(.33)	(.01)	(.34)	23.77
Class C (3/06)
2012(g)	24.33	.19	.68	.87	(.15)	—	(.15)	25.05
2011	20.51	.27	3.77	4.04	(.22)	—	(.22)	24.33
2010	18.90	.22	1.60	1.82	(.21)	—	(.21)	20.51
2009	22.80	.16	(3.86)	(3.70)	(.20)	—	(.20)	18.90
2008	23.76	.27	(.85)	(.58)	(.25)	(.13)	(.38)	22.80
2007	21.22	.24	2.64	2.88	(.33)	(.01)	(.34)	23.76
Class R3 (3/09)
2012(g)	24.53	.25	.68	.93	(.21)	—	(.21)	25.25
2011	20.67	.45	3.75	4.20	(.34)	—	(.34)	24.53
2010	19.04	.33	1.61	1.94	(.31)	—	(.31)	20.67
2009(e)	14.39	.14	4.58	4.72	(.07)	—	(.07)	19.04
Class I (3/06)(f)
2012(g)	24.38	.30	.68	.98	(.27)	—	(.27)	25.09
2011	20.54	.50	3.79	4.29	(.45)	—	(.45)	24.38
2010	18.92	.42	1.61	2.03	(.41)	—	(.41)	20.54
2009	22.83	.46	(3.99)	(3.53)	(.38)	—	(.38)	18.92
2008	23.79	.50	(.83)	(.33)	(.50)	(.13)	(.63)	22.83
2007	21.29	.46	2.66	3.12	(.61)	(.01)	(.62)	23.79

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

3.99%	$228,587	1.07	%*	2.37	%*	1.07	%*	2.37	%*	8%
20.71	129,211	1.18		1.90		1.18		1.90		15
10.46	47,538	1.53		1.63		1.28		1.87		40
(15.51)	46,250	1.70		1.46		1.29		1.87		165
(1.77)	4,226	2.02		1.15		1.28		1.89		39
14.49	776	4.61		(1.67)		1.28		1.66		21

3.60	1,917	1.82	*	1.75	*	1.82	*	1.75	*	8
19.75	2,291	1.95		1.23		1.95		1.23		15
9.72	3,180	2.26		.93		2.03		1.16		40
(16.20)	4,670	2.37		.56		2.02		.91		165
(2.51)	725	3.06		.10		2.04		1.12		39
13.68	366	5.78		(2.71)		2.03		1.04		21

3.60	88,013	1.82	*	1.60	*	1.82	*	1.60	*	8
19.81	51,167	1.92		1.16		1.92		1.16		15
9.65	24,194	2.29		.86		2.03		1.11		40
(16.16)	21,259	2.39		.51		2.02		.88		165
(2.51)	2,870	3.07		.04		2.04		1.07		39
13.63	806	5.34		(2.46)		2.04		.84		21

3.88	1,082	1.32	*	2.01	*	1.32	*	2.01	*	8
20.39	55	1.49		1.94		1.44		1.99		15
10.23	216	1.78		1.36		1.53		1.61		40
32.89	199	2.18	*	1.33	*	1.55	*	1.97	*	165

4.12	419,862	.82	*	2.50	*	.82	*	2.50	*	8
20.99	141,142	.91		2.10		.91		2.10		15
10.79	36,519	1.30		1.79		1.03		2.06		40
(15.33)	19,246	1.40		2.21		1.05		2.56		165
(1.52)	10,563	1.56		1.51		1.03		2.03		39
14.77	1,163	4.14		(1.33)		1.04		1.77		21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended January 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GLOBAL GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (4/09)
2012(f)	$29.61	$(.08)	$(2.41)	$(2.49)	$—	$(4.08)	$(4.08)	$23.04
2011	25.80	(.03)	6.35	6.32	—	(2.51)	(2.51)	29.61
2010	24.15	(.03)	3.28	3.25	—	(1.60)	(1.60)	25.80
2009(e)	20.00	.03	4.12	4.15	—	—	—	24.15
Class C (4/09)
2012(f)	29.07	(.17)	(2.38)	(2.55)	—	(4.08)	(4.08)	22.44
2011	25.54	(.24)	6.28	6.04	—	(2.51)	(2.51)	29.07
2010	24.10	(.22)	3.26	3.04	—	(1.60)	(1.60)	25.54
2009(e)	20.00	(.01)	4.11	4.10	—	—	—	24.10
Class R3 (4/09)
2012(f)	29.43	(.11)	(2.41)	(2.52)	—	(4.08)	(4.08)	22.83
2011	25.71	(.10)	6.33	6.23	—	(2.51)	(2.51)	29.43
2010	24.14	(.09)	3.26	3.17	—	(1.60)	(1.60)	25.71
2009(e)	20.00	.02	4.12	4.14	—	—	—	24.14
Class I (4/09)
2012(f)	29.79	(.05)	(2.42)	(2.47)	—	(4.08)	(4.08)	23.24
2011	25.88	.04	6.38	6.42	—	(2.51)	(2.51)	29.79
2010	24.17	.04	3.27	3.31	—	(1.60)	(1.60)	25.88
2009(e)	20.00	.05	4.12	4.17	—	—	—	24.17

46	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(6.97)%	$413	5.68	%*	(4.92	)%*	1.43	%*	(.67	)%*	68%
24.96	428	5.81		(4.49)		1.43		(.10)		143
13.50	343	3.88		(2.55)		1.44		(.11)		136
20.75	302	5.88	*	(3.91	)*	1.45	*	.53	*	37

(7.32)	450	6.51	*	(5.76	)*	2.18	*	(1.43	)*	68
24.02	421	6.56		(5.23)		2.18		(.85)		143
12.67	339	4.63		(3.30)		2.19		(.86)		136
20.50	301	6.64	*	(4.66	)*	2.20	*	(.23	)*	37

(7.09)	396	5.90	*	(5.14	)*	1.68	*	(.92	)*	68
24.63	426	6.06		(4.74)		1.68		(.35)		143
13.26	342	4.13		(2.80)		1.69		(.36)		136
20.65	302	6.14	*	(4.16	)*	1.70	*	.28	*	37

(6.86)	401	5.40	*	(4.64	)*	1.18	*	(.42	)*	68
25.23	430	5.56		(4.24)		1.18		.15		143
13.79	344	3.63		(2.30)		1.19		.14		136
20.85	302	5.64	*	(3.66	)*	1.20	*	.78	*	37
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (3/06)
2012(g)	$20.23	$(.01)	$.65	$.64	$—	$—	$—	$20.87
2011	17.10	.01	3.12	3.13	—	—	—	20.23
2010	15.36	— **	1.77	1.77	(.03)	—	(.03)	17.10
2009	20.09	.02	(4.75)	(4.73)	—	—	—	15.36
2008	21.08	(.02)	(.92)	(.94)	—	(.05)	(.05)	20.09
2007	18.86	(.04)	2.26	2.22	—	—	—	21.08
Class C (3/06)
2012(g)	19.46	(.07)	.61	.54	—	—	—	20.00
2011	16.57	(.13)	3.02	2.89	—	—	—	19.46
2010	14.97	(.13)	1.73	1.60	—	—	—	16.57
2009	19.74	(.08)	(4.69)	(4.77)	—	—	—	14.97
2008	20.87	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.74
2007	18.81	(.19)	2.25	2.06	—	—	—	20.87
Class R3 (3/09)
2012(g)	20.24	(.03)	.65	.62	—	—	—	20.86
2011	17.18	(.03)	3.09	3.06	—	—	—	20.24
2010	15.44	(.04)	1.78	1.74	—	—	—	17.18
2009(e)	11.80	(.01)	3.65	3.64	—	—	—	15.44
Class I (3/06)(f)
2012(g)	20.40	.03	.64	.67	(.04)	—	(.04)	21.03
2011	17.24	.06	3.14	3.20	(.04)	—	(.04)	20.40
2010	15.48	.04	1.79	1.83	(.07)	—	(.07)	17.24
2009	20.19	.07	(4.78)	(4.71)	—	—	—	15.48
2008	21.14	.01	(.91)	(.90)	—	(.05)	(.05)	20.19
2007	18.88	.02	2.26	2.28	(.02)	—	(.02)	21.14

48	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate

3.16%	$10,773	1.29	%*	(.15 )%*	1.23	%*	(.08 )%*	54%
18.30	9,599	1.19		.04	1.19		.04	43
11.53	5,330	1.62		(.21)	1.38		.03	47
(23.54)	8,686	1.82		(.25)	1.40		.17	24
(4.46)	7,131	2.26		(1.01)	1.39		(.15)	37
11.77	1,991	3.48		(2.52)	1.39		(.43)	48

2.77	1,358	2.05	*	(.84 )*	1.98	*	(.77 )*	54
17.44	1,661	1.94		(.70)	1.94		(.70)	43
10.69	2,297	2.40		(1.04)	2.13		(.77)	47
(24.16)	1,926	2.53		(.94)	2.15		(.56)	24
(5.18)	2,321	3.07		(1.80)	2.14		(.87)	37
10.95	2,182	4.15		(3.17)	2.15		(1.18)	48

3.06	55	1.55	*	(.35 )*	1.48	*	(.28 )*	54
17.81	54	1.44		(.14)	1.44		(.14)	43
11.27	218	1.89		(.53)	1.63		(.26)	47
30.85	196	2.29	*	(.75 )*	1.65	*	(.10 )*	24

3.31	19,362	1.05	*	.19 *	.98	*	.26 *	54
18.55	26,796	.94		.30	.94		.30	43
11.81	25,915	1.40		(.04)	1.13		.24	47
(23.37)	22,633	1.52		.06	1.14		.44	24
(4.21)	21,083	1.68		(.56)	1.14		(.02)	37
12.06	2,217	3.79		(2.81)	1.13		(.15)	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended January 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA INTERNATIONAL GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (4/09)
2012(f)	$31.33	$(.10)	$(4.67)	$(4.77)	$(.09)	$(.01)	$(.10)	$26.46
2011	26.95	.10	6.61	6.71	—	(2.33)	(2.33)	31.33
2010	25.09	(.05)	4.31	4.26	—	(2.40)	(2.40)	26.95
2009(e)	20.00	.07	5.02	5.09	—	—	—	25.09
Class C (4/09)
2012(f)	30.75	(.19)	(4.57)	(4.76)	—	(.01)	(.01)	25.98
2011	26.69	(.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
2009(e)	20.00	.03	5.01	5.04	—	—	—	25.04
Class R3 (4/09)
2012(f)	31.13	(.13)	(4.63)	(4.76)	(.02)	(.01)	(.03)	26.34
2011	26.86	(.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
2009(e)	20.00	.06	5.02	5.08	—	—	—	25.08
Class I (4/09)
2012(f)	31.52	(.06)	(4.71)	(4.77)	(.17)	(.01)	(.18)	26.57
2011	27.04	.33	6.48	6.81	—	(2.33)	(2.33)	31.52
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04
2009(e)	20.00	.08	5.03	5.11	—	—	—	25.11

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(15.32)%	$1,199	1.64	%*	(0.96	)%*	1.43	%*	(.75	)%*	117%
25.16	1,402	3.38		(1.63)		1.43		.32		200
17.42	368	4.70		(3.47)		1.44		.20		185
25.35	314	6.07	*	(3.41	)*	1.45	*	1.22	*	49

(15.64)	383	2.39	*	(1.70	)*	2.18	*	(1.49	)*	117
24.20	453	4.85		(3.32)		2.18		(.65)		200
16.57	365	5.45		(4.21)		2.19		(.95)		185
25.10	313	6.82	*	(4.16	)*	2.20	*	.46	*	49

(15.41)	395	1.89	*	(1.20	)*	1.68	*	(.99	)*	117
24.86	458	4.35		(2.82)		1.68		(.15)		200
17.14	367	4.95		(3.71)		1.69		(.45)		185
25.25	313	6.33	*	(3.66	)*	1.70	*	.97	*	49

(15.20)	19,640	1.39	*	(.69	)*	1.18	*	(.48	)*	117
25.46	28,697	2.05		.20		1.18		1.07		200
17.70	369	4.45		(3.22)		1.19		.05		185
25.45	314	5.83	*	(3.30	)*	1.20	*	1.33	*	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Growth Fund (“Santa Barbara Global Growth”), Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”) and Nuveen Santa Barbara International Growth Fund (“Santa Barbara International Growth”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund seeks to provide income from dividends that is tax-advantaged, subject to holding period requirements. Companies in certain economic sectors of the market, such as the financial services, utilities and energy sectors, have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara Global Growth’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. equity securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

Santa Barbara Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara International Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. Although the Fund concentrate its investments in developed markets, it may invest up to 30% of its net assets in companies located in emerging market countries.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities generally represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that

52	Nuveen Investments

have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Santa Barbara Global Growth, Santa Barbara Growth and Santa Barbara International Growth and quarterly for Santa Barbara Dividend Growth. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency exchange contracts, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

54	Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of January 31, 2012:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$707,161,099	$—	$—	$707,161,099
Short-Term Investments	—	29,374,778	—	29,374,778
Total	$707,161,099	$29,374,778	$—	$736,535,877

Santa Barbara Global Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,621,081	$—	$—	$1,621,081

Santa Barbara Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$31,316,376	$—	$—	$31,316,376
Short-Term Investments	—	173,668	—	173,668
Total	$31,316,376	$173,668	$—	$31,490,044

Santa Barbara International Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$21,603,687	$—	$—	$21,603,687
Short-Term Investments	—	138,679	—	138,679
Total	$21,603,687	$138,679	$—	$21,742,366

The table below presents the transfers in and out of the three valuation levels for Santa Barbara Global Growth and Santa Barbara International Growth as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the observability of inputs.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Santa Barbara Global Growth	$212,706	$—	$—	$(212,706)	$—	$—
Santa Barbara International Growth	4,559,368	—	—	(4,559,368)	—	—

During the six months ended January 31, 2012, Santa Barbara Dividend Growth and Santa Barbara Growth recognized no significant transfers to or from Level 1, Level 2 or Level 3.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended January 31, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,116,513	$123,037,684	3,445,465	$84,625,245
Class A – automatic conversion of Class B Shares	3,552	86,195	7,866	178,800
Class B	616	14,746	7,376	178,317
Class C	1,600,154	38,245,730	1,197,184	28,819,739
Class R3	42,560	1,026,973	—	—
Class I	12,151,148	288,467,179	4,658,645	112,989,575
Shares issued to shareholders due to reinvestment of distributions:
Class A	56,789	1,320,644	36,368	867,756
Class B	387	8,945	776	18,160
Class C	9,073	212,419	7,831	185,598
Class R3	218	5,288	—	—
Class I	56,391	1,323,176	36,977	886,382
	19,037,401	453,748,979	9,398,488	228,749,572
Shares redeemed:
Class A	(1,365,016)	(32,704,492)	(502,428)	(11,777,638)
Class B	(15,020)	(351,872)	(61,137)	(1,430,652)
Class B – automatic conversion to Class A Shares	(3,555)	(86,195)	(7,874)	(178,800)
Class C	(198,074)	(4,728,775)	(281,932)	(6,656,001)
Class R3	(2,186)	(54,870)	(8,176)	(185,513)
Class I	(1,263,413)	(30,118,899)	(684,262)	(16,515,820)
	(2,847,264)	(68,045,103)	(1,545,809)	(36,744,424)
Net increase (decrease)	16,190,137	$385,703,876	7,852,679	$192,005,148

	Santa Barbara Global Growth
	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	520	$13,600	—	$—
Class C	2,610	61,040	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,933	61,068	1,174	33,293
Class C	2,993	60,733	1,190	33,303
Class R3	2,858	58,992	1,180	33,296
Class I	2,808	58,937	1,169	33,289
Net increase (decrease)	14,722	$314,370	4,713	$133,181

56	Nuveen Investments

	Santa Barbara Growth
	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,033,406	$20,574,749	234,241	$4,637,822
Class C	10,227	192,137	23,533	443,427
Class R3	—	—	—	—
Class I	184,853	3,636,066	638,719	12,253,980
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	1,505	29,974	1,662	33,166
	1,229,991	24,432,926	898,155	17,368,395
Shares redeemed:
Class A	(991,586)	(19,772,025)	(71,553)	(1,424,642)
Class C	(27,690)	(495,395)	(76,749)	(1,496,016)
Class R3	—	—	(10,055)	(193,157)
Class I	(579,135)	(11,305,430)	(830,772)	(16,948,702)
	(1,598,411)	(31,572,850)	(989,129)	(20,062,517)
Net increase (decrease)	(368,420)	$(7,139,924)	(90,974)	$(2,694,122)

	Santa Barbara International Growth
	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,243	$86,879	29,887	$924,997
Class C	—	—	—	—
Class R3	276	7,003	—	—
Class I	9,220	240,509	999,147	31,238,612
Shares issued to shareholders due to reinvestment of distributions:
Class A	189	4,613	1,663	50,506
Class C	5	119	1,061	31,793
Class R3	18	434	1,052	31,783
Class I	4,756	116,892	2,072	63,209
	17,707	456,449	1,034,882	32,340,900
Shares redeemed:
Class A	(2,858)	(71,522)	(445)	(13,564)
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(185,496)	(4,606,208)	(104,324)	(3,226,307)
	(188,354)	(4,677,730)	(104,769)	(3,239,871)
Net increase (decrease)	(170,647)	$(4,221,281)	930,113	$29,101,029

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the six months ended January 31, 2012, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Purchases	$401,355,447	$1,097,988	$19,296,313	$28,679,920
Sales	35,244,242	1,044,768	26,698,592	33,118,672

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Cost of investments	$679,473,631	$1,408,139	$24,450,888	$19,966,752
Gross unrealized:
Appreciation	$61,317,989	$239,219	$7,738,055	$2,114,968
Depreciation	(4,255,743)	(26,277)	(698,899)	(339,354)
Net unrealized appreciation (depreciation) of investments	$57,062,246	$212,942	$7,039,156	$1,775,614

Permanent differences, primarily due to federal taxes paid, net operating losses, expiring capital loss carryforwards and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets at July 31, 2011, the Funds’ last tax year end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Capital paid-in	$(9,029,786)	$92	$—	$—
Undistributed (Over-distribution of) net investment income	307,014	4,579	—	(10,141)
Accumulated net realized gain (loss)	8,722,772	(4,671)	—	10,141

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2011, the Funds’ last tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Undistributed net ordinary income*	$674,108	$124,996	$39,770	$134,431
Undistributed net long-term capital gains	—	116,792	—	346
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Distributions from net ordinary income*	$2,991,733	$104,998	$60,052	$146,060
Distributions from net long-term capital gains	—	28,183	—	31,231
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Santa Barbara Dividend Growth*	Santa Barbara Growth
Expiration:
July 31, 2016	$10,391,480	$—
July 31, 2017	366,333	—
July 31, 2018	15,138,972	3,767,808
Total	$25,896,785	$3,767,808
*	A portion of Santa Barbara Dividend Growth’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

58	Nuveen Investments

During the Funds’ last tax year ended July 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth
Utilized capital loss carryforwards	$1,546,457	$1,226,199

At July 31, 2011, the Funds’ last tax year end, $9,029,786 of Santa Barbara Dividend Growth’s capital loss carryforward expired.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through July 31, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer post-October losses as follows:

Santa Barbara International Growth
Post-October capital losses	$1,341,422
Post-October currency losses	8,742

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Global Growth Fund-Level Fee Rate	Santa Barbara Growth Fund-Level Fee Rate	Santa Barbara International Growth Fund-Level Fee Rate
For the first $125 million	.5000%	.6500%	.5000%	.6500%
For the next $125 million	.4875	.6375	.4875	.6375
For the next $250 million	.4750	.6250	.4750	.6250
For the next $500 million	.4625	.6125	.4625	.6125
For the next $1 billion	.4500	.6000	.4500	.6000
For net assets over $2 billion	.4250	.5750	.4250	.5750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2012, the complex-level fee rate for each of these Funds was ..1739%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Funds’ overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), a subsidiary of Nuveen. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	1.000%	November 30, 2012	1.250%
Santa Barbara Global Growth	1.200	November 30, 2012	1.450
Santa Barbara Growth	1.000	November 30, 2012	1.400
Santa Barbara International Growth	1.200	November 30, 2012	1.450

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Sales charges collected	$599,917	$—	$9,490	$1,444
Paid to financial intermediaries	535,441	—	8,273	1,255

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Commission advances	$396,935	$610	$1,051	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
12b-1 fees retained	$180,424	$1,925	$980	$1,890

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2012, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
CDSC retained	$16,911	$—	$205	$—

60	Nuveen Investments

At January 31, 2012, Nuveen owned shares of the Funds as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Class A	—	17,287	12,162	14,761
Class B	—	N/A	N/A	N/A
Class C	—	17,386	—	14,726
Class R3	2,248	17,320	2,657	14,725
Class I	—	17,256	—	14,798

N/A – Santa Barbara Global Growth, Santa Barbara Growth and Santa Barbara International Growth do not offer Class B Shares.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sales (purchases) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	61

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. The Lipper Equity Income Funds Classification Average contained 300, 286, 211 and 185 funds during the 6-month, 1-year, 5-year and since inception periods, respectively, ended January 31, 2012. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Global Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Growth Funds Classification. The Lipper Global Multi-Cap Growth Fund Classification Average contained 179, 151, 51 and 103 funds during the 6-month, 1-year, 5-year and since inception periods, respectively, ended January 31, 2012. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. The Lipper International Multi-Cap Growth Funds Classification Average contained 210, 204, 94 and 162 funds during the 6-month, 1-year, 5-year and since inception periods, respectively, ended January 31, 2012. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. The Lipper Multi-Cap Growth Funds Classification Average contained 534, 507, 353 and 317 funds during the 6-month, 1-year, 5-year and since inception periods, respectively, ended January 31, 2012. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

MSCI EAFE Index: An unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Net Assets Value (NAV): The net market value of all securities held in a portfolio.

Net Assets Value (NAV) per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000 Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

62	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management, LLC

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	63

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-SANTB-0112P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

January 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NVLIX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 22, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

As of the end of the reporting period, this Fund was available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers (QIBs), and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A and R3 Shares.

The Fund features management by Winslow Capital Management, Inc. (Winslow Capital), an affiliate of Nuveen Investments. The Fund is managed by a team led by Clark J. Winslow, who has served as the chief executive officer and a portfolio manager at Winslow Capital since 1992. Other managers include Justin H. Kelly, CFA, a senior managing director and portfolio manager at Winslow Capital since 1999. and R. Bart Wear, CFA, a senior managing director and portfolio manager at Winslow Capital since 1997.

We recently spoke with Clark Winslow about the key investment strategies and performance of the Fund for the six-month period ending January 31, 2012.

How did the Fund perform for the six-month reporting period ended January 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns at net asset value (NAV) for the Fund for the six-month, one-year, and since inception periods ended January 31, 2012. The Fund’s Class A Share total returns are compared with the performance of a corresponding market index and Lipper classification average. The Fund’s Class A Shares at net asset value underperformed the comparative Lipper classification average and the Russell 1000 Growth Index for the six-month period ended January 31, 2012. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings growth rate for an issue is also important in selecting a stock. Our focus is on companies that we believe can deliver attractive future annual earnings growth, with rising return on invested capital and positive cash flow.

Nuveen Investments	5

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is conducted internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information — whether that source is directly from a company, its suppliers, or its competitors.

During this reporting period, stock selection within a number of different sectors was a primary driver of underperformance versus the Russell 1000 Growth Index. Looking at specific sectors, financials and consumer staples were the poorest performers on an absolute basis. Performance was also hurt by our overweight in the information technology sector and a slight overweight in consumer discretionary sector, which was the worst relative performance versus the Russell index.

The telecommunications and industrials sectors were the Fund’s best performing sectors on an absolute basis. The overweighted industrials sector also performed well on a relative basis versus the Russell 1000 Growth Index, as did the underweighted energy sector.

Within industrials, aerospace systems supplier Goodrich, was a top performer. The company was bolstered by its purchase by United Technologies and beat the consensus earnings per share estimates. Union Pacific Corp., a domestic rail transportation service provider, also positively contributed. Its strong pricing and good expense control caused strong earnings per share when compared with other industrial holdings that face international issues. Payments technology company Visa performed well as fears of negative impacts of the Congressional legislation on EPS growth faded. It was the top contributor in the period relative to the Russell 1000 Growth Index.

During the reporting period, we had several positions that detracted from performance, including specialty coffee business Green Mountain Coffee Roasters. The position had been a significant positive contributor since its purchase. The company beat third quarter estimates in 2011, but had a soft fourth quarter. Abercrombie & Fitch was also a detractor. The company did not meet fourth quarter earnings estimates. Lastly, Ctrip.com, a Chinese-based, U.S. listed travel service provider in China, faced increasing competition. As result, it detracted as well. All three stocks were sold before the end of the period. We also sold Netflix, based on the negative subscriber impact from a price increase and an announced service split.

We added several positions to the Fund throughout the reporting period, including biopharmaceutical company Celgene and pharmaceutical firm Biogen. Celgene was purchased based on its new geographies for Revlimid and new drug launches, which suggest sustained strong revenue growth despite secular weakness in the health care sector. Biogen was purchased because we believed its pipeline in Multiple Sclerosis and other rare diseases would drive growth acceleration.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

6	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	7

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Winslow Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-0.84%	4.07%	19.15%
Class A Shares at maximum Offering Price	-6.54%	-1.92%	16.58%
Russell 1000 Growth Index***	2.84%	6.07%	20.51%
Lipper Large-Cap Growth Funds Classification Average***	-0.36%	2.49%	17.60%

Class C Shares	-1.20%	3.30%	18.24%
Class R3 Shares	-0.94%	3.82%	18.85%
Class I Shares	-0.68%	4.37%	19.45%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-7.88%	-0.93%	16.80%
Class A Shares at maximum Offering Price	-13.18%	-6.62%	14.21%
Class C Shares	-8.23%	-1.68%	15.91%
Class R3 Shares	-8.02%	-1.20%	16.49%
Class I Shares	-7.78%	-0.66%	17.08%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.18%	1.05%
Class C Shares	2.04%	1.80%
Class R3 Shares	1.55%	1.30%
Class I Shares	0.99%	0.80%

The investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.25% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 5/15/09.

***	Refer to the Glossary of Terms Used in this Report for definitions.

8	Nuveen Investments

Holding Summaries (Unaudited) as of January 31, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Winslow Large-Cap Growth Fund

Portfolio Allocation1

Portfolio Composition[1]
Computers & Peripherals	9.1%
Software	7.3%
IT Services	5.9%
Internet Software & Services	5.9%
Hotels, Restaurants & Leisure	4.6%
Health Care Providers & Services	4.4%
Internet & Catalog Retail	4.4%
Oil, Gas & Consumable Fuels	4.1%
Road & Rail	3.8%
Machinery	3.7%
Chemicals	3.7%
Energy Equipment & Services	3.6%
Health Care Equipment & Supplies	3.5%
Communications Equipment	3.4%
Industrial Conglomerates	3.2%
Biotechnology	2.9%
Diversified Financial Services	2.6%
Aerospace & Defense	2.5%
Short-Term Investments	2.2%
Other	19.2%

Top Five Common Stock Holdings[2]
Apple, Inc.	5.4%
Union Pacific Corporation	3.9%
QUALCOMM, Inc.	3.5%
Visa Inc.	3.2%
Danaher Corporation	3.2%

1	As a percentage of total investments as of January 31, 2012. Holdings are subject to change.

2	As a percentage of common stocks as of January 31, 2012. Holdings are subject to change.

Nuveen Investments	9

Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Large-Cap Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$991.60	$988.00	$990.60	$993.20	$1,019.86	$1,016.09	$1,018.60	$1,021.11
Expenses Incurred During Period	$5.26	$8.99	$6.50	$4.01	$5.33	$9.12	$6.60	$4.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80%, 1.30% and .80% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Winslow Large-Cap Growth Fund

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 97.5%

	Aerospace & Defense – 2.4%

31,700	Precision Castparts Corporation	$5,188,656

168,420	United Technologies Corporation	13,195,707
	Total Aerospace & Defense	18,384,363
	Air Freight & Logistics – 1.0%

107,180	C.H. Robinson Worldwide, Inc.	7,378,271
	Auto Components – 1.3%

128,610	BorgWarner Inc., (2)	9,598,164
	Biotechnology – 2.9%

89,300	Biogen Idec Inc., (2)	10,530,256

151,600	Celgene Corporation, (2)	11,021,320
	Total Biotechnology	21,551,576
	Capital Markets – 2.2%

100,030	Franklin Resources, Inc.	10,613,183

340,960	TD Ameritrade Holding Corporation	5,492,866
	Total Capital Markets	16,106,049
	Chemicals – 3.7%

175,540	Ecolab Inc.	10,609,638

206,700	Monsanto Company	16,959,735
	Total Chemicals	27,569,373
	Communications Equipment – 3.4%

434,240	QUALCOMM, Inc.	25,541,997
	Computers & Peripherals – 9.1%

85,635	Apple, Inc., (2)	39,090,661

791,570	EMC Corporation, (2)	20,390,843

222,530	NetApp, Inc., (2)	8,398,282
	Total Computers & Peripherals	67,879,786
	Construction & Engineering – 1.4%

186,740	Fluor Corporation	10,502,258
	Diversified Financial Services – 2.6%

76,020	Intercontinental Exchange, Inc., (2)	8,702,770

289,140	JP Morgan Chase & Co.	10,784,922
	Total Diversified Financial Services	19,487,692
	Energy Equipment & Services – 3.6%

284,200	FMC Technologies Inc., (2)	14,525,462

163,900	Schlumberger Limited	12,320,363
	Total Energy Equipment & Services	26,845,825
	Food & Staples Retailing – 1.1%

99,020	Costco Wholesale Corporation	8,146,375
	Food Products – 0.9%

168,400	General Mills, Inc.	6,707,372
	Health Care Equipment & Supplies – 3.5%

129,110	Edwards Lifesciences Corporation, (2)	10,673,524

19,420	Intuitive Surgical, Inc., (2)	8,931,452

99,850	Varian Medical Systems, Inc., (2)	6,577,120
	Total Health Care Equipment & Supplies	26,182,096

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen Winslow Large-Cap Growth Fund (continued)

January 31, 2012

Shares	Description (1)	Value

	Health Care Providers & Services – 4.4%

217,400	Express Scripts, Inc., (2)	$11,122,184

422,530	UnitedHealth Group Incorporated	21,882,829
	Total Health Care Providers & Services	33,005,013
	Health Care Technology – 0.8%

96,010	Cerner Corporation, (2)	5,846,049
	Hotels, Restaurants & Leisure – 4.6%

303,150	Las Vegas Sands, (2)	14,887,697

229,580	Starbucks Corporation	11,003,769

132,250	YUM! Brands, Inc.	8,375,393
	Total Hotels, Restaurants & Leisure	34,266,859
	Industrial Conglomerates – 3.1%

447,660	Danaher Corporation	23,506,627
	Internet & Catalog Retail – 4.4%

66,900	Amazon.com, Inc., (2)	13,008,036

37,450	priceline.com Incorporated, (2)	19,829,026
	Total Internet & Catalog Retail	32,837,062
	Internet Software & Services – 5.8%

106,700	Baidu.com, Inc., Sponsored ADR, (2)	13,606,384

29,595	Google Inc., Class A, (2)	17,168,355

58,700	LinkedIn Corporation, Class A Shares, (2)	4,235,205

235,730	VeriSign, Inc.	8,736,154
	Total Internet Software & Services	43,746,098
	IT Services – 5.8%

280,210	Cognizant Technology Solutions Corporation, Class A, (2)	20,105,068

235,310	Visa Inc.	23,681,598
	Total IT Services	43,786,666
	Machinery – 3.7%

87,400	Caterpillar Inc.	9,537,088

118,470	Deere & Company	10,206,191

150,050	Illinois Tool Works, Inc.	7,957,152
	Total Machinery	27,700,431
	Metals & Mining – 0.9%

95,920	Cliffs Natural Resources Inc.	6,930,220
	Oil, Gas & Consumable Fuels – 4.1%

140,350	Concho Resources Inc., (2)	14,969,731

155,200	Occidental Petroleum Corporation	15,484,304
	Total Oil, Gas & Consumable Fuels	30,454,035
	Personal Products – 1.0%

132,060	Estee Lauder Companies Inc., Class A	7,650,236
	Pharmaceuticals – 1.9%

46,000	Perrigo Company	4,397,600

100,520	Shire Plc, ADR	10,003,750
	Total Pharmaceuticals	14,401,350
	Real Estate Investment Trust – 2.1%

242,960	American Tower REIT Inc.	15,430,390

12	Nuveen Investments

Shares	Description (1)			Value

	Road & Rail – 3.8%

246,000	Union Pacific Corporation			$28,120,260
	Semiconductors & Equipment – 0.8%

151,020	Altera Corporation			6,009,086
	Software – 7.3%

107,940	Citrix Systems, (2)			7,038,767

152,180	Intuit, Inc.			8,589,039

352,600	Microsoft Corporation			10,412,278

566,980	Oracle Corporation			15,988,836

108,720	Salesforce.com, Inc., (2)			12,698,496
	Total Software			54,727,416
	Specialty Retail – 1.9%

146,000	Abercrombie & Fitch Co., Class A			6,707,240

88,250	O’Reilly Automotive Inc., (2)			7,193,258
	Total Specialty Retail			13,900,498
	Textiles, Apparel & Luxury Goods – 2.0%

57,100	Coach, Inc.			3,999,855

73,370	Ralph Lauren Corporation			11,152,240
	Total Textiles, Apparel & Luxury Goods			15,152,095
	Total Common Stocks (cost $678,419,398)			729,351,588

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.2%

$16,614	Repurchase Agreement with State Street Bank, dated 1/31/12, repurchase price $16,613,984, collateralized by $14,960,000 U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $16,948,319	0.010%	2/01/12	$16,613,979
	Total Short-Term Investments (cost $16,613,979)			16,613,979
	Total Investments (cost $695,033,377) – 99.7%			745,965,567
	Other Assets Less Liabilities – 0.3%			2,589,341
	Net Assets – 100%			$748,554,908

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of Assets and Liabilities (Unaudited)

January 31, 2012

Assets
Investments, at value (cost $695,033,377)	$745,965,567
Receivables:
Dividends	212,635
Investments sold	2,274,712
Shares sold	2,226,963
Other assets	1,243
Total assets	750,681,120
Liabilities
Payables:
Investments purchased	937,167
Shares redeemed	557,829
Accrued expenses:
Management fees	385,676
12b-1 distribution and service fees	2,030
Other	243,510
Total liabilities	2,126,212
Net assets	$748,554,908
Class A Shares
Net assets	$8,906,575
Shares outstanding	278,410
Net asset value per share	$31.99
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$33.94
Class C Shares
Net assets	$228,446
Shares outstanding	7,291
Net asset value and offering price per share	$31.33
Class R3 Shares
Net assets	$55,813
Shares outstanding	1,757
Net asset value and offering price per share	$31.77
Class I Shares
Net assets	$739,364,074
Shares outstanding	22,957,989
Net asset value and offering price per share	$32.21
Net assets consist of:
Capital paid-in	$710,248,115
Undistributed (Over-distribution of) net investment income	145,937
Accumulated net realized gain (loss)	(12,771,334)
Net unrealized appreciation (depreciation)	50,932,190
Net assets	$748,554,908
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended January 31, 2012

Dividend and Interest Income	$1,797,483
Expenses
Management fees	1,458,300
12b-1 service fees – Class A	9,182
12b-1 distribution and service fees – Class C	525
12b-1 distribution and service fees – Class R3	131
Shareholders’ servicing agent fees and expenses	154,604
Custodian’s fees and expenses	21,272
Trustees’ fees and expenses	5,896
Professional fees	14,508
Shareholders’ reports – printing and mailing expenses	40,135
Federal and state registration fees	87,221
Other expenses	1,455
Total expenses before expense reimbursement	1,793,229
Expense reimbursement	(141,683)
Net expenses	1,651,546
Net investment income (loss)	145,937
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(10,480,018)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	38,489,233
Net realized and unrealized gain (loss)	28,009,215
Net increase (decrease) in net assets from operations	$28,155,152

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 1/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$145,937	$(65,897)
Net realized gain (loss) from investments and foreign currency	(10,480,018)	(1,527,571)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	38,489,233	12,695,119
Net increase (decrease) in net assets from operations	28,155,152	11,101,651
Fund Share Transactions
Proceeds from sale of shares	575,823,250	151,361,279
Proceeds from subscriptions in-kind	—	5,366,545
	575,823,250	156,727,824
Cost of shares redeemed	(32,991,387)	(19,498,510)
Net increase (decrease) in net assets from Fund share transactions	542,831,863	137,229,314
Net increase (decrease) in net assets	570,987,015	148,330,965
Net assets at the beginning of period	177,567,893	29,236,928
Net assets at the end of period	$748,554,908	$177,567,893
Undistributed (Over-distribution of) net investment income at the end of period	$145,937	$—

See accompanying notes to financial statements.

16	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	17

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (5/09)
2012(f)	$32.26	$(.08)	$(.19)	$(.27)	$—	$—	$—	$—	$31.99
2011	25.14	(.12)	7.24	7.12	—	—	—	—	32.26
2010	22.76	(.09)	2.64	2.55	—	(.05)	(.12)	(.17)	25.14
2009(e)	20.00	(.01)	2.77	2.76	—	—	—	—	22.76
Class C (5/09)
2012(f)	31.71	(.09)	(.29)	(.38)	—	—	—	—	31.33
2011	24.91	(.30)	7.10	6.80	—	—	—	—	31.71
2010	22.73	(.28)	2.63	2.35	—	(.05)	(.12)	(.17)	24.91
2009(e)	20.00	(.05)	2.78	2.73	—	—	—	—	22.73
Class R3 (5/09)
2012(f)	32.07	(.03)	(.27)	(.30)	—	—	—	—	31.77
2011	25.06	(.15)	7.16	7.01	—	—	—	—	32.07
2010	22.75	(.15)	2.63	2.48	—	(.05)	(.12)	(.17)	25.06
2009(e)	20.00	(.02)	2.77	2.75	—	—	—	—	22.75
Class I (5/09)
2012(f)	32.43	.03	(.25)	(.22)	—	—	—	—	32.21
2011	25.21	(.02)	7.24	7.22	—	—	—	—	32.43
2010	22.78	(.05)	2.65	2.60	—	(.05)	(.12)	(.17)	25.21
2009(e)	20.00	(.01)	2.79	2.78	—	—	—	—	22.78

18	Nuveen Investments

Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(.84)%	$8,907	1.14	%*	(.31	)%*	1.05	%*	(.22	)%*	19%
28.32	2,936	1.18		(.51)		1.05		(.37)		59
11.13	314	2.09		(1.42)		1.04		(.37)		92
13.85	285	4.07	*	(3.32	)*	1.05	*	(.29	)*	8

(1.20)	228	1.88	*	(1.04	)*	1.80	*	(.97	)*	19
27.30	79	2.04		(1.33)		1.80		(1.09)		59
10.31	312	2.84		(2.17)		1.79		(1.12)		92
13.65	284	4.82	*	(4.07	)*	1.80	*	(1.04	)*	8

(.94)	56	1.38	*	(.55	)*	1.30	*	(.47	)*	19
27.97	56	1.55		(.80)		1.30		(.55)		59
10.87	313	2.34		(1.67)		1.29		(.62)		92
13.75	284	4.33	*	(3.57	)*	1.30	*	(.54	)*	8

(.68)	739,364	.87	*	.01	*	.80	*	.08	*	19
28.64	174,496	.99		(.26)		.80		(.07)		59
11.39	28,298	1.75		(1.15)		.79		(.19)		92
13.90	3,835	2.69	*	(2.13	)*	.80	*	(.23	)*	8
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 15, 2009 (commencement of operations) through July 31,2009.
(f)	For the six months ended January 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (“the Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York State Exchange, which generally represents a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

20	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options purchased, options written, and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written, swaps and swaptions written are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures, options purchased, options written, swaps and swaptions written, respectively” on the Statement of Operations, when applicable.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including futures, options, swap contracts, and other derivative instruments. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 2012.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	21

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.
Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of its duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

22	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of January 31, 2012:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$729,351,588	$—	$—	$729,351,588
Short-Term Investments	—	16,613,979	—	16,613,979
Total	$729,351,588	$16,613,979	$—	$745,965,567

During the six months ended January 31, 2012, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended January 31, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	206,410	$6,074,199	88,778	$2,810,889
Class C	4,791	140,606	—	—
Class R3	—	—	—	—
Class I	18,645,269	569,608,445	4,696,966	148,550,390
Class I – in-kind	—	—	166,301	5,366,545
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	18,856,470	575,823,250	4,952,045	156,727,824
Shares redeemed:
Class A	(19,035)	(577,873)	(10,243)	(304,655)
Class C	—	—	(10,000)	(293,300)
Class R3	—	—	(10,743)	(312,299)
Class I	(1,067,971)	(32,413,514)	(604,937)	(18,588,256)
	(1,087,006)	(32,991,387)	(635,923)	(19,498,510)
Net increase (decrease)	17,769,464	$542,831,863	4,316,122	$137,229,314

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended January 31, 2012, aggregated $603,918,762 and $76,312,621, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At January 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$695,775,249
Gross unrealized:
Appreciation	$55,946,057
Depreciation	(5,755,739)
Net unrealized appreciation (depreciation) of investments	$50,190,318

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to net operating losses and federal taxes paid, resulted in reclassifications among the Fund’s components of net assets at July 31, 2011, the Fund’s last tax year-end, as follows:

Capital paid-in	$(66,918)
Undistributed (Over-distribution of) net investment income	65,897
Accumulated net realized gain (loss)	1,021

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2011, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2011, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	—
Return of capital	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2011, the Fund’s last tax year end, the Fund had $1,168,945 of unused capital loss carryforwards available for tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire on July 31, 2019. A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2010 through July 31, 2011, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $380,498 are treated as having arisen on the first day of the current fiscal year. A portion of the Fund’s post-October loss is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

24	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2012, the complex-level fee rate for the Fund was .1739%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, Inc. (“Winslow Capital”), a subsidiary of Nuveen, under which Winslow Capital manages the investment portfolio of the Fund. Winslow Capital is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.80% through November 30, 2012 (1.25% after November 30, 2012) of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2012, Nuveen Securities, LLC (the “Distributor”) collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions as financial intermediaries as follows:

Sales charges collected	$3,272
Paid to financial intermediaries	2,850

During the six months ended January 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$1,406

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2012, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$526

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

At January 31, 2012, Nuveen owned 2,500, 2,500 and 1,757 shares of Class A, C and R3, respectively, of the Fund.

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03, (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for the interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

26	Nuveen Investments

Notes

Nuveen Investments	27

Notes

28	Nuveen Investments

Notes

Nuveen Investments	29

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Fund classification. The Lipper Large-Cap Growth Funds Classification Average Category contained 784, 761 and 676 funds during the six-month, one-year and since inception periods ended January 31, 2012, respectively. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000 Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

30	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Winslow Capital Management, Inc.

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	31

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates — Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-WINSL-0112P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

January 31, 2012

Fund Name
Nuveen Santa Barbara Long/Short Equity Fund (formerly Nuveen Santa Barbara Growth Plus Fund)

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 22, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara Long/Short Equity Fund features management by Santa Barbara Asset Management, LLC, an affiliate of Nuveen Investments.

The Fund is managed by Bryan Goligoski, who has 15 years of investment experience and has managed the Fund since its inception in 2008.

Here the portfolio manager discusses the investment strategies and Fund performance for the six-month period ended January 31, 2012.

How did the Fund perform during the six-month period ended January 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the six-month, one-year and since inception periods ended January 31, 2012. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper Long/Short Equity Funds Classification Average, but underperformed the Russell 1000 Growth Index for the six-month period ending January 31, 2012. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to invest in companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Growth Index. The Fund also seeks to achieve its investment objectives by taking short positions in stocks that are expected to underperform and using the proceeds from these short sales to take additional long positions in stocks that are expected to outperform.

For the reporting period, the largest positive contributor was equity selection within consumer staples long positions and sector and equity selection in energy and materials long positions. The largest negative contributor was equity selection in both health care long and short positions and equity selection in materials sector short sales.

Several positions positively contributed to performance, including our long Donaldson position, which is a leading industrial filter maker that sells primarily into the transportation and heavy equipment sectors. The company is well balanced between U.S. and overseas sales as well as first fit and replacement filters. This position was one of the larger holdings in the portfolio, adding to the positive contribution.

Another position that positively contributed was our long NuSkin holding. NuSkin is a provider of health and wellness products including lotions and personal care items. Its products are sold and distributed through a network marketing system. This position was one of the larger holdings in the portfolio, adding to the positive contribution.

Nuveen Investments	5

Lastly, our long position in Continental Resources, the leading independent producer of crude oil from the Bakken formation in North Dakota and Montana, also outperformed. At over 850,000 net acres, it is the largest leaseholder in the development area.

Several positions negatively impacted performance, including our short position in Newmont Mining. A leading global gold producer, the stock was shorted on the belief that production difficulties would cause earnings to miss Wall Street estimates. When the Euro crisis intensified in August and September of 2011, the commodity and mining companies became a safe haven and the short position hurt the Fund’s overall performance.

Our short position in Freeport McMoRan, a leading mining company with a focus on non-ferrous industrial metals, also detracted from performance. The shares were shorted as a near term earnings hedge to our long holdings in BHP Billiton and Southern Copper. When it became more evident that the global economy had found firmer footing and that China would more likely experience a soft landing, the short was covered and the long positions were then un-hedged.

Lastly, our short position in CLARCOR (CLC), an industrial filter maker that competes with Donaldson, hurt overall return. The shares were shorted after we became concerned for the near term earnings outlook, given the weakness in Europe and increased concern out of Asia. When it became evident that both companies were weathering the situation well, we covered the CLC short and let the Donaldson position run un-hedged.

We added several positions throughout the period, including a long position in Chicago Bridge & Iron Company. We purchased the position because of its strong position within petroleum and petrochemical engineering and construction. More specifically, the company is a leader in the design and fulfillment of liquefied natural gas facilities. We believe the company will participate in the strong secular growth story within energy.

We also added long positions in PACCAR because of its leadership position within Class-8 truck production and Cerner because of its strong position in health care information technology. We sold long positions in BMC Software, Illinois Tool Works and Pepsi.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund are subject to market risk, common stock risk, concentration risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

In addition, the Fund engages in short selling as a strategy. Short sales involve the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. Short selling is considered “leverage” and may magnify gains or losses for the Fund. The use of long and short positions does not limit the Fund’s exposure to market volatility and other risks. Short selling theoretically involves unlimited loss potential since the market price of a security sold short may continuously increase.

6	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios are shown on the following page.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper classification return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	7

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Santa Barbara Long/Short Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2012*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	1.00%	1.00%	11.20%
Class A Shares at maximum Offering Price	-4.79%	-4.79%	9.09%
Russell 1000 Growth Index***	2.84%	6.07%	20.21%
Lipper Long/Short Equity Funds Classification Average***	-1.28%	-1.37%	9.91%

Class C Shares	0.64%	0.23%	10.38%
Class R3 Shares	0.90%	0.75%	10.93%
Class I Shares	1.15%	1.22%	11.48%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	-9.47%	-4.76%	9.13%
Class A Shares at maximum Offering Price	-14.68%	-10.23%	7.00%
Class C Shares	-9.83%	-5.47%	8.31%
Class R3 Shares	-9.60%	-5.01%	8.84%
Class I Shares	-9.37%	-4.55%	9.39%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	6.54%	2.10%
Class C Shares	7.28%	2.85%
Class R3 Shares	6.79%	2.35%
Class I Shares	6.29%	1.85%

The investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividend expense on securities sold short, enhanced custody expense, Underlying Fund fees and expenses and extraordinary expenses) do not exceed 1.25% (1.60% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 12/30/08.

***	Refer to the Glossary of Terms Used in this Report for definitions.

8	Nuveen Investments

Holding Summaries (Unaudited) as of January 31, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Santa Barbara Long/Short Equity Fund

Portfolio Allocation[1]
Common Stocks	134.2%
Common Stocks Sold Short	(31.4)%
Other[2]	(2.8)%

Net Portfolio Composition[3]
IT Services	7.9%
Oil, Gas & Consumable Fuels	7.6%
Computers & Peripherals	7.3%
Capital Markets	6.4%
Textiles, Apparel & Luxury Goods	6.3%
Chemicals	5.8%
Pharmaceuticals	5.0%
Energy Equipment & Services	4.9%
Personal Products	4.9%
Software	4.7%
Metals & Mining	4.2%
Food Products	3.6%
Semiconductors & Equipment	3.3%
Machinery	3.2%
Communications Equipment	2.6%
Road & Rail	2.5%
Other	19.8%

Portfolio Composition – Common Stocks[3]
Oil, Gas & Consumable Fuels	10.8%
Chemicals	9.0%
IT Services	7.9%
Semiconductors & Equipment	7.9%
Computers & Peripherals	7.3%
Energy Equipment & Services	7.0%
Capital Markets	6.4%
Textiles, Apparel & Luxury Goods	6.3%
Machinery	5.3%
Pharmaceuticals	5.0%
Personal Products	4.8%
Software	4.7%
Food Products	4.6%
Metals & Mining	4.2%
Aerospace & Defense	2.9%
Communications Equipment	2.7%
Health Care Providers & Services	2.7%
Hotels, Restaurants & Leisure	2.6%
Specialty Retail	2.6%
Road & Rail	2.4%
Construction & Engineering	2.4%
Electrical Equipment	2.3%
Electronic Equipment & Instruments	2.2%
Media	2.2%
Health Care Equipment & Supplies	2.2%
Internet Software & Services	2.2%
Commercial Banks	2.2%
Health Care Technology	2.1%
Diversified Financial Services	2.0%
Auto Components	1.7%
Professional Services	1.0%
Food & Staples Retailing	0.9%

Portfolio Composition – Common Stock Sold Short[3]
Semiconductors & Equipment	(4.6)%
Chemicals	(3.2)%
Oil, Gas & Consumable Fuels	(3.2)%
Food & Staples Retailing	(2.4)%
Health Care Providers & Services	(2.4)%
Health Care Equipment & Supplies	(2.3)%
Specialty Retail	(2.2)%
Energy Equipment & Services	(2.1)%
Machinery	(2.1)%
Hotels, Restaurants & Leisure	(1.9)%
Aerospace & Defense	(1.1)%
Containers & Packaging	(1.0)%
Diversified Financial Services	(1.0)%
Food Products	(1.0)%

Top Five Common Stock Holdings[3]
Apple, Inc.	4.6%
Praxair, Inc.	3.2%
Monsanto Company	3.1%
International Business Machines Corporation (IBM)	3.0%
Occidental Petroleum Corporation	3.0%

Top Five Common Stock Sold Short Holdings[3]
Wal-Mart Stores, Inc.	(2.4)%
Quest Diagnostics Incorporated	(2.4)%
Xilinx, Inc.	(2.3)%
Intel Corporation	(2.3)%
DENTSPLY International Inc.	(2.3)%

1	As a percentage of net assets as of January 31, 2012. Holdings are subject to change.

2	Other assets less liabilities.

3	As a percentage of total common stocks and common stock sold short as of January 31, 2012. Holdings subject to change.

Nuveen Investments	9

Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/12)	$1,010.00	$1,006.40	$1,009.00	$1,011.50	$1,013.47	$1,009.70	$1,012.22	$1,014.73
Expenses Incurred During Period	$11.72	$15.48	$12.98	$10.47	$11.74	$15.51	$13.00	$10.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.32%, 3.07%, 2.57% and 2.07% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Long/Short Equity Fund

(formerly Nuveen Santa Barbara Growth Plus Fund)

January 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 134.2%

	Aerospace & Defense – 3.0%

500	United Technologies Corporation	$39,175
	Auto Components – 1.7%

700	Johnson Controls, Inc.	22,239
	Capital Markets – 6.6%

175	BlackRock Inc.	31,850

250	Goldman Sachs Group, Inc., (3)	27,868

450	T. Rowe Price Group Inc., (3)	26,028
	Total Capital Markets	85,746
	Chemicals – 9.2%

600	Ecolab Inc., (3)	36,264

500	Monsanto Company	41,025

400	Praxair, Inc., (3)	42,480
	Total Chemicals	119,769
	Commercial Banks – 2.2%

985	Wells Fargo & Company	28,772
	Communications Equipment – 2.8%

330	Juniper Networks Inc., (2)	6,907

495	QUALCOMM, Inc.	29,116
	Total Communications Equipment	36,023
	Computers & Peripherals – 7.5%

135	Apple, Inc., (2)	61,622

1,400	EMC Corporation, (2), (3)	36,064
	Total Computers & Peripherals	97,686
	Construction & Engineering – 2.5%

750	Chicago Bridge & Iron Company N.V.	31,935
	Diversified Financial Services – 2.1%

725	JPMorgan Chase & Co.	27,043
	Electrical Equipment – 2.4%

600	Emerson Electric Company, (3)	30,828
	Electronic Equipment & Instruments – 2.3%

550	Amphenol Corporation, Class A, (3)	29,937
	Energy Equipment & Services – 7.2%

250	Core Laboratories N.V.	26,558

400	National-Oilwell Varco Inc.	29,592

500	Schlumberger Limited, (3)	37,585
	Total Energy Equipment & Services	93,735
	Food & Staples Retailing – 1.0%

150	Costco Wholesale Corporation	12,341
	Food Products – 4.7%

865	Hain Celestial Group Inc., (2)	33,380

550	McCormick & Company, Incorporated, (3)	27,797
	Total Food Products	61,177

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Long/Short Equity Fund (continued)

January 31, 2012

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 2.3%

300	Covidien PLC	$15,450

30	Intuitive Surgical, Inc., (2)	13,797
	Total Health Care Equipment & Supplies	29,247
	Health Care Providers & Services – 2.8%

700	Express Scripts, Inc., (2), (3)	35,812
	Health Care Technology – 2.1%

450	Cerner Corporation, (2), (3)	27,401
	Hotels, Restaurants & Leisure – 2.7%

350	McDonald’s Corporation, (3)	34,668
	Internet Software & Services – 2.2%

50	Google Inc., Class A, (2)	29,006
	IT Services – 8.1%

650	Accenture Limited, (3)	37,271

210	International Business Machines Corporation (IBM), (3)	40,446

275	Visa Inc.	27,676
	Total IT Services	105,393
	Machinery – 5.4%

550	Donaldson Company, Inc., (3)	39,765

700	PACCAR Inc., (3)	30,940
	Total Machinery	70,705
	Media – 2.3%

690	Discovery Communications Inc., Class A Shares, (2)	29,587
	Metals & Mining – 4.3%

305	BHP Billiton PLC, ADR, (3)	24,229

900	Southern Copper Corporation, (3)	31,221
	Total Metals & Mining	55,450
	Oil, Gas & Consumable Fuels – 11.1%

350	Continental Resources Inc., (2), (3)	28,238

800	Enbridge Inc.	30,048

375	Golar LNG, Limited, (3)	15,375

400	Occidental Petroleum Corporation	39,908

310	Pioneer Natural Resources Company, (3)	30,783
	Total Oil, Gas & Consumable Fuels	144,352
	Personal Products – 5.0%

475	Herbalife, Limited, (3)	27,493

740	Nu Skin Enterprises, Inc., Class A, (3)	36,963
	Total Personal Products	64,456
	Pharmaceuticals – 5.1%

300	Allergan, Inc.	26,373

325	Eli Lilly and Company	12,916

225	Novo-Nordisk A/S	26,816
	Total Pharmaceuticals	66,105
	Professional Services – 1.0%

150	IHS Inc., (2), (3)	13,422

12	Nuveen Investments

Shares	Description (1)	Value

	Road & Rail – 2.5%

450	Norfolk Southern Corporation, (3)	$32,490
	Semiconductors & Equipment – 8.1%

600	Altera Corporation, (3)	23,874

750	Analog Devices, Inc.	29,348

900	ARM Holdings PLC, (3)	25,992

750	Broadcom Corporation, Class A, (2), (3)	25,755
	Total Semiconductors & Equipment	104,969
	Software – 4.8%

500	Check Point Software Technology Limited, (2), (3)	28,145

600	Intuit, Inc., (3)	33,864
	Total Software	62,009
	Specialty Retail – 2.7%

400	Ross Stores, Inc.	20,328

175	Tractor Supply Company	14,135
	Total Specialty Retail	34,463
	Textiles, Apparel & Luxury Goods – 6.5%

305	Deckers Outdoor Corporation, (2), (3)	24,659

300	Nike, Inc., Class B	31,197

100	Ralph Lauren Corporation, (3)	15,200

100	VF Corporation, (3)	13,147
	Total Textiles, Apparel & Luxury Goods	84,203
	Total Investments (cost $1,394,364) – 134.2%	1,740,144

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (31.4)%

	Aerospace & Defense – (1.1)%

(205)	General Dynamics Corporation	$(14,178)
	Chemicals – (3.3)%

(330)	Air Products & Chemicals Inc.	(29,050)

(300)	Potash Corporation of Saskatchewan	(14,022)
	Total Chemicals	(43,072)
	Containers & Packaging – (1.1)%

(450)	Bemis Company, Inc.	(14,076)
	Diversified Financial Services – (1.1)%

(375)	Moody’s Corporation	(13,961)
	Energy Equipment & Services – (2.2)%

(450)	Diamond Offshore Drilling, Inc.	(28,035)
	Food & Staples Retailing – (2.5)%

(525)	Wal-Mart Stores, Inc.	(32,214)
	Food Products – (1.0)%

(450)	Archer-Daniels-Midland Company	(12,883)
	Health Care Equipment & Supplies – (2.3)%

(800)	DENTSPLY International Inc.	(30,192)
	Health Care Providers & Services – (2.5)%

(550)	Quest Diagnostics Incorporated	(31,944)

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Long/Short Equity Fund (continued)

January 31, 2012

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – (1.9)%

(550)	Darden Restaurants, Inc.	$(25,229)
	Machinery – (2.1)%

(400)	Ingersoll Rand Company Limited, Class A	(13,976)

(200)	SPX Corporation	(13,926)
	Total Machinery	(27,902)
	Oil, Gas & Consumable Fuels – (3.3)%

(600)	Tesoro Corporation, (2)	(15,018)

(525)	Valero Energy Corporation	(12,595)

(300)	Whiting Petroleum Corporation, (2)	(15,027)
	Total Oil, Gas & Consumable Fuels	(42,640)
	Semiconductors & Equipment – (4.7)%

(1,150)	Intel Corporation	(30,383)

(850)	Xilinx, Inc.	(30,472)
	Total Semiconductors & Equipment	(60,855)
	Specialty Retail – (2.3)%

(1,550)	Gap, Inc.	(29,419)
	Total Common Stocks Sold Short (proceeds $376,245)	(406,600)
	Other Assets Less Liabilities – (2.8)%	(36,552)
	Net Assets – 100%	$1,296,992

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, segregated as collateral for securities lending.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

January 31, 2012

Assets
Investments, at value (cost $1,394,364)	$1,740,144
Cash	8,644
Deposits with brokers	418,409
Receivables:
Dividends	127
From Adviser	8,943
Total assets	2,176,267
Liabilities
Securities sold short, at value (proceeds $376,245)	406,600
Payables:
Collateral due to brokers	418,409
Dividends on securities sold short	524
Accrued expenses:
12b-1 distribution and service fees	466
Shareholder reports-printing and mailing expenses	34,673
Other	18,603
Total liabilities	879,275
Net assets	$1,296,992
Class A Shares
Net assets	$326,219
Shares outstanding	12,500
Net asset value per share	$26.10
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$27.69
Class C Shares
Net assets	$318,314
Shares outstanding	12,500
Net asset value and offering price per share	$25.47
Class R3 Shares
Net assets	$323,564
Shares outstanding	12,500
Net asset value and offering price per share	$25.89
Class I Shares
Net assets	$328,895
Shares outstanding	12,500
Net asset value and offering price per share	$26.31
Net assets consist of:
Capital paid-in	$980,169
Undistributed (Over-distribution of) net investment income	(4,155)
Accumulated net realized gain (loss)	5,553
Net unrealized appreciation (depreciation)	315,425
Net assets	$1,296,992
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Operations (Unaudited)

Six Months Ended January 31, 2012

Investment Income (net of foreign tax withheld of $26)	$11,666
Expenses
Management fees	6,178
12b-1 service fees – Class A	397
12b-1 distribution and service fees – Class C	1,554
12b-1 distribution and service fees – Class R3	789
Dividends expense on securities sold short	4,540
Shareholders’ servicing agent fees and expenses	112
Custodian’s fees and expenses	4,590
Enhanced custody expense	796
Trustees’ fees and expenses	19
Professional fees	15,924
Shareholders’ reports – printing and mailing expenses	15,182
Other expenses	147
Total expenses before custodian fee credit and expense reimbursement	50,228
Custodian fee credit	(13)
Expense reimbursement	(34,394)
Net expenses	15,821
Net investment income (loss)	(4,155)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	72,843
Securities sold short	(1,783)
Change in net unrealized appreciation (depreciation) of:
Investments	(19,571)
Securities sold short	(41,589)
Net realized and unrealized gain (loss)	9,900
Net increase (decrease) in net assets from operations	$5,745

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 1/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$(4,155)	$(9,550)
Net realized gain (loss) from:
Investments	72,843	130,722
Securities sold short	(1,783)	(130,852)
Change in net unrealized appreciation (depreciation) of:
Investments	(19,571)	187,105
Securities sold short	(41,589)	13,253
Net increase (decrease) in net assets from operations	5,745	190,678
Distributions to Shareholders
From net investment income:
Class A	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
From accumulated net realized gains:
Class A	(16,500)	(2,631)
Class C	(16,500)	(2,631)
Class R3	(16,500)	(2,631)
Class I	(16,500)	(2,631)
Decrease in net assets from distributions to shareholders	(66,000)	(10,524)
Net increase (decrease) in net assets	(60,255)	180,154
Net assets at the beginning of period	1,357,247	1,177,093
Net assets at the end of period	$1,296,992	$1,357,247
Undistributed (Over-distribution of) net investment income at the end of period	$(4,155)	$—

See accompanying notes to financial statements.

Nuveen Investments	17

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/08)
2012(g)	$27.28	$(.06)	$.20	$.14	$—	$(1.32)	$(1.32)	$26.10
2011	23.61	(.14)	4.02	3.88	—	(.21)	(.21)	27.28
2010	22.20	(.08)	1.49	1.41	—	—	—	23.61
2009(f)	20.00	(.04)	2.24	2.20	—	—	—	22.20
Class C (12/08)
2012(g)	26.75	(.15)	.19	.04	—	(1.32)	(1.32)	25.47
2011	23.33	(.34)	3.97	3.63	—	(.21)	(.21)	26.75
2010	22.10	(.26)	1.49	1.23	—	—	—	23.33
2009(f)	20.00	(.13)	2.23	2.10	—	—	—	22.10
Class R3 (12/08)
2012(g)	27.10	(.09)	.20	.11	—	(1.32)	(1.32)	25.89
2011	23.52	(.21)	4.00	3.79	—	(.21)	(.21)	27.10
2010	22.16	(.14)	1.50	1.36	—	—	—	23.52
2009(f)	20.00	(.07)	2.23	2.16	—	—	—	22.16
Class I (12/08)
2012(g)	27.45	(.03)	.21	.18	—	(1.32)	(1.32)	26.31
2011	23.71	(.08)	4.03	3.95	—	(.21)	(.21)	27.45
2010	22.23	(.02)	1.50	1.48	—	—	—	23.71
2009(f)	20.00	(.01)	2.24	2.23	—	—	—	22.23

18	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(e)				Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

1.00%	$326	7.76	%*	(5.92	)%*	2.32	%*	(.48	)%*	32%
16.44	341	6.54		(4.97)		2.10		(.54)		62
6.35	295	5.87		(4.12)		2.09		(.35)		110
11.00	277	6.57	*	(4.72	)*	2.22	*	(.36	)*	63

.64	318	8.51	*	(6.66	)*	3.07	*	(1.23	)*	32
15.57	334	7.28		(5.72)		2.85		(1.28)		62
5.57	292	6.61		(4.86)		2.84		(1.10)		110
10.50	276	7.32	*	(5.46	)*	2.97	*	(1.11	)*	63

.90	324	8.01	*	(6.17	)*	2.57	*	(.73	)*	32
16.12	339	6.79		(5.22)		2.35		(.78)		62
6.09	294	6.11		(4.37)		2.34		(.60)		110
10.85	277	6.82	*	(4.96	)*	2.47	*	(.61	)*	63

1.15	329	7.51	*	(5.67	)*	2.07	*	(.23	)*	32
16.67	343	6.29		(4.73)		1.85		(.29)		62
6.66	296	5.62		(3.88)		1.84		(.10)		110
11.15	278	6.32	*	(4.46	)*	1.97	*	(.11	)*	63
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Each ratio includes the effect of the dividends expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividends Expense on Securities Sold Short to Average Net Assets		Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31:
2012(g)	.72%*	.12%*
2011	.47	.15
2010	.33	.18
2009(f)	.50*	.12*

(f)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
(g)	For the six months ended January 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Long/Short Equity Fund (formerly Nuveen Santa Barbara Growth Plus Fund) (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997.

During the current reporting period, the Fund changed its name to Nuveen Santa Barbara Long/Short Equity Fund.

The Fund’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index. The Fund takes both long and short positions in equity securities. When the Fund takes a long position, the Fund purchases a security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund may use all or a portion of the cash proceeds from short positions to take additional long positions. In addition, the Fund may borrow up to 20% of its net assets and invest the proceeds in additional long positions. The Fund’s net “long” market exposure will vary between 50% and 150% of the Fund’s net assets, depending on the mix of the Fund’s long and short positions. The Fund invests primarily in U.S. equity securities, but it may invest up to 25% of its net assets in non-U.S. equity securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities generally represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

20	Nuveen Investments

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

The Fund imposes a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. Fees imposed on shares redeemed or exchanged are recorded as an increase to the Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable. Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 2012.

Enhanced Custody Program

The Fund pursues a “long/short” investment strategy, pursuant to which it sells short up to 50% of the value of its initial long portfolio and purchases additional long investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When the Fund sells a security short, it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio of investments or from borrowing from the Fund’s custodian. Proceeds from short selling are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Nuveen Investments	21

Notes to Financial Statements (Unaudited) (continued)

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio of investments is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 102% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Cash collateral is recognized as a component of “Deposits with brokers” on the Statement of Asset and Liabilities. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in high-grade investment vehicles to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of January 31, 2012:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,740,144	$—	$—	$1,740,144
Common Stocks Sold Short	(406,600)	—	—	(406,600)
Total	$1,333,544	$—	$—	$1,333,544

22	Nuveen Investments

During the six months ended January 31, 2012, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended January 31, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Net Increase (decrease)	—	$—	—	$—

5. Investment Transactions

Purchases and sales (excluding proceeds from securities sold short and short-term investments) during the six months ended January 31, 2012, aggregated $438,724 and $545,322, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At January 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,394,364
Gross unrealized:
Appreciation	$372,671
Depreciation	(26,891)
Net unrealized appreciation (depreciation) of investments	$345,780

Permanent differences, primarily due to net operating losses and investment in short sales, resulted in reclassifications among the Fund’s components of net assets at July 31, 2011, the Fund’s last tax year-end, as follows:

Capital paid-in	$(10,042)
Undistributed (Over-distribution of) net investment income	9,551
Accumulated net realized gain (loss)	491

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2011, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	365
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2011, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	10,524
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.8000%
For the next $125 million	.7875
For the next $250 million	.7750
For the next $500 million	.7625
For the next $1 billion	.7500
For net assets over $2 billion	.7250

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2012, the complex-level fee rate for the Fund was .1739%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Santa Barbara Asset Management, LLC (“Santa Barbara”), a subsidiary of Nuveen. Santa Barbara is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) through November 30, 2013, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, enhanced custody expense, Underlying Fund fees and expenses and extraordinary expenses) do not exceed 1.25% (1.60% after November 30, 2013) of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2012, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees.

24	Nuveen Investments

At January 31, 2012, Nuveen owned shares of the Fund as follows:

Class A	12,500
Class C	12,500
Class R3	12,500
Class I	12,500

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sales (purchases) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	25

Notes

26	Nuveen Investments

Notes

Nuveen Investments	27

Notes

28	Nuveen Investments

Notes

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Long/Short Equity Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Long/Short Equity Funds Classification. The Lipper Long/Short Equity Funds Classification contained 179, 154 and 85 funds during the six-month, one-year and since inception periods ended January 31, 2012, respectively. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000 Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Short Position: A security the Fund does not own but has sold through the delivery of a borrowed security.

30	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management, LLC

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	31

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates — Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-SBTW-0112P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date April 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date April 5, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date April 5, 2012